UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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1345 Avenue of the Americas, 32nd Floor
New York, New York 10105

Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held September 8, 2020

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders (the “Annual Meeting”) of Bluerock Residential Growth REIT, Inc. (the “Company”), to be held online as a virtual meeting on September 8, 2020 at 11:00 a.m. Eastern Time.

Due to the public health impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our stockholders and our community, the Annual Meeting will be held in a virtual meeting format only, via live webcast.

Only stockholders of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”), and our Class C common stock, $0.01 par value per share (the “Class C Common Stock,” and together with the Class A Common Stock, the “Common Stock”) at the close of business on July 10, 2020 are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof. Such stockholders may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BRG2020. You will need to provide your 12-digit control number that is on your Notice Regarding the Availability of Proxy Materials, or on your proxy card if you received proxy materials by mail.

At the Annual Meeting, you will be asked to consider and vote on the following proposals:

1.

Fourth Amended 2014 Incentive Plans.   Approve the amendment and restatement of each of our Third Amended 2014 Individuals Plan and our Third Amended 2014 Entities Plan (together, the “Third Amended 2014 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Fourth Amended 2014 Incentive Plans”). See “Proposal 1: Approval of Fourth Amended 2014 Incentive Plans” beginning on page 10 of the accompanying proxy statement.

2.

Election of Directors. Elect the five director nominees named in the accompanying proxy statement to hold office until the 2021 annual meeting of stockholders and until their successors are duly elected and qualify. See “Proposal 2: Election of Directors” beginning on page 25 of the accompanying proxy statement.

3.

Non-Binding, Advisory Vote on Executive Compensation.  Approve a non-binding, advisory resolution on the compensation of the Company’s named executive officers (“NEOs”). See “Proposal 3: Non-Binding, Advisory Vote on Executive Compensation” beginning on page 77 of the accompanying proxy statement.

4.

Non-Binding, Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation.  Approve a non-binding, advisory resolution on the frequency of future advisory votes on the compensation of the Company’s NEOs. See “Proposal 4: Non-Binding, Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation” beginning on page 79 of the accompanying proxy statement.

5.

Ratification of Independent Auditor.   Ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for fiscal year ending December 31, 2020. See “Proposal 5: Ratification of Selection of Independent Registered Public Accounting Firm” beginning on page 80 of the accompanying proxy statement.

6.	Other Business. Attend to such other business as may properly come before the meeting and any postponement or adjournment thereof.

After careful consideration of each of the proposals above, THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS TO BE CONSIDERED AND VOTED ON AT THE ANNUAL MEETING.

As permitted by the rules of the Securities and Exchange Commission, we are also pleased to be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of our Annual Meeting, and conserves natural resources. As a result, we will mail our stockholders (other than those who have previously requested electronic or paper delivery) a Notice Regarding the Availability of Proxy Materials containing instructions on how to access our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) and vote online. The notice will also include instructions on how you can receive a paper copy of the proxy materials, including this Notice of Stockholders (the “Annual Meeting Notice”), Proxy Statement, 2019 Annual Report and proxy card. If you elect to receive your proxy materials by mail, the Annual Meeting Notice, Proxy Statement, 2019 Annual Report and proxy card from our board of directors will be mailed to you in hard copy. If you elect to receive your proxy materials via e-mail, the e-mail will contain voting instructions and links to the Proxy Statement and 2019 Annual Report on the Internet.

This Annual Meeting Notice and Proxy Statement, 2019 Annual Report and proxy card are first being made available to our stockholders on or about July 27, 2020.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE.

You may vote by following the instructions on the Notice Regarding the Availability of Proxy Materials, or, if you received proxy materials by mail, by completing, signing and dating the enclosed proxy and returning it promptly in the envelope provided, or authorizing your proxy by telephone or through the Internet. Please review the instructions on each of your voting options described in the Proxy Statement, as well as in the Notice Regarding the Availability of Proxy Materials or proxy card you received in the mail.

You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally if you attend the Annual Meeting virtually. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 8, 2020:

Our Annual Meeting Notice, Proxy Statement and 2019 Annual Report
are also available at http://www.bluerockresidential.com.

If you have any questions or require any assistance with respect to voting your shares, please contact the Company’s proxy solicitor at the contact listed below:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BRG@morrowsodali.com

By Order of the Board of Directors,

Michael L. Konig
Secretary
July 27, 2020

BLUEROCK RESIDENTIAL GROWTH REIT, INC.
1345 Avenue of the Americas
32nd Floor
New York, New York 10105
(212) 843-1601

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on September 8, 2020.

This proxy statement is available
at http://www.bluerockresidential.com.

General

The accompanying proxy is solicited by the board of directors of Bluerock Residential Growth REIT, Inc., a Maryland corporation (the “Company,” “we,” “our,” or “us”), for use in voting at the 2020 annual meeting of stockholders (the “Annual Meeting”) and any postponements and adjournments thereof. This proxy statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are first being made available to stockholders on or about July 27, 2020.

We encourage you to vote your shares, either by attending and voting at the virtual Annual Meeting or by following the instructions on the Notice Regarding the Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the person(s) named as proxy will vote the shares registered directly in your name in the manner that you specified.  If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares FOR  each of the proposals to be considered and voted on at the Annual Meeting.

Annual Meeting Information

Date and Location

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on September 8, 2020 at 11:00 a.m., Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BRG2020 and using your 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.

Attendance

You are entitled to participate in the virtual Annual Meeting only if you were a stockholder of record of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”) or our Class C common stock, $0.01 par value per share (the “Class C Common Stock,” and together with the Class A Common Stock, the “Common Stock”) as of the close of business on July 10, 2020 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BRG2020 and using your 12-digit control number to enter the virtual meeting.

Availability of Proxy and Annual Meeting Materials

Our Notice of 2020 Annual Meeting of Stockholders, this proxy statement and the 2019 Annual Report are available at http://www.bluerockresidential.com.

In this proxy statement, we refer to our sponsor, Bluerock Real Estate, L.L.C., as “Bluerock,” and BRG Manager, LLC, as our “former Manager.” We refer to our operating partnership, Bluerock Residential Holdings, L.P. as our “Operating Partnership,” and to its wholly owned subsidiary, Bluerock REIT Operator, LLC, as “REIT Operator.”

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why did you provide me with this proxy statement?

A:

We have provided you with this proxy statement and proxy card because our board of directors is soliciting your proxy to vote your shares at the virtual Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”), and is designed to assist you in voting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the virtual Annual Meeting to vote your shares. Instead, you may simply follow the instructions on the Notice Regarding the Availability of Proxy Materials or, if you received proxy materials by mail, you may complete, sign and date the enclosed proxy and return it promptly by mail, or you may authorize your proxy by telephone or through the Internet.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing R. Ramin Kamfar and Jordan B. Ruddy, each of whom is an officer of the Company, as your proxies, and you are giving them permission to vote your shares of Common Stock at the Annual Meeting. The appointed proxies will vote all of your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR each of the five director nominees named in this proxy statement. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of Common Stock. Accordingly, whether or not you plan on attending the Annual Meeting, it is important for you to  vote your shares as soon as possible.

Q:	When is the Annual Meeting and where will it be held?

A:

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The virtual Annual Meeting will be held on September 8, 2020, at 11:00 a.m. Eastern Time. You may attend the Annual Meeting, vote, and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BRG2020 and using your 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.

Q:	Why are you holding a virtual Annual Meeting?

A:

Due to the public heath impact of the coronavirus (“COVID-19”) pandemic and to support the health and well-being of our stockholders and our community, the Annual Meeting will be held in a virtual meeting format only, via live webcast. Our virtual meeting format has been designed to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us to submit questions during the virtual Annual Meeting.

Q:	Who is entitled to vote at the Annual Meeting?

A:

Anyone who owned shares of our Class A common stock, $0.01 par value per share (the “Class A Common Stock”), or our Class C common stock, $0.01 par value per share (the “Class C Common Stock” and, together with the Class A Common Stock, the “Common Stock”), at the close of business on July 10, 2020, the record date for the Annual Meeting (the “Record Date”), or their duly appointed proxies, are entitled to vote at the Annual Meeting. Our Class A Common Stock and our Class C Common Stock are the only classes of our Common Stock, and are the only classes of securities entitled to vote at the Annual Meeting.

Q:	Who can attend the Annual Meeting?

A:

All holders of our Class A Common Stock or our Class C Common Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the virtual Annual Meeting. You may attend the virtual Annual Meeting, vote, and submit a question during the meeting by visiting www.virtualshareholdermeeting.com/BRG2020 and using your 12-digit control number to enter the meeting.

Q:	How many shares of Class A Common Stock and Class C Common Stock are outstanding?

A:

As of the close of business on July 10, 2020 (i.e., the Record Date), there were 24,606,792 shares of our Class A Common Stock and 76,603 shares of our Class C Common Stock outstanding and entitled to vote. Each share of Class C Common Stock entitles the holder thereof to fifty votes on each matter on which holders of Class A Common Stock are entitled to vote; thus, for purposes of the Annual Meeting, a total of 28,436,942 shares of our Common Stock are deemed outstanding and entitled to vote.

Q:	What will constitute a quorum at the Annual Meeting?

A:

A quorum consists of the presence, virtually or by proxy, of stockholders entitled to vote at the meeting holding at least a majority of the aggregate number of shares of our Class A Common Stock and shares of our Class C Common Stock deemed outstanding on the Record Date. There must be a quorum present in order for the Annual Meeting to be a duly held meeting at which business can be conducted. If you submit your proxy, even if you abstain from voting, you will be considered in determining the presence of a quorum.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of Class A Common Stock and fifty votes for each share of Class C Common Stock you held as of the Record Date.

Q:	What am I voting on?

A:	At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To approve the amendment and restatement of each of the Company’s Third Amended 2014 Individuals Plan and our Third Amended 2014 Entities Plan (together, the “Third Amended 2014 Incentive Plans,” and as amended and restated pursuant to this proposal, the “Fourth Amended 2014 Incentive Plans”).

2.	To elect each of the five director nominees to serve on our board of directors until the 2021 annual meeting of stockholders and until their successors are duly elected and qualify.

3.	To approve, on a non-binding, advisory basis, the compensation of our NEOs.

4.	To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our NEOs.

5.	To approve the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

6.	You may also be asked to vote on any other business as may properly come before the Annual Meeting.

Q:	How may I vote on each proposal?

A:	You may vote on each proposal as follows:

Proposal 1:	You may vote for, against or abstain from voting to approve the Fourth Amended 2014 Incentive Plans.

Proposal 2:	You may vote for any or each of the five director nominees named in this proxy statement to serve on the board of directors, withhold from any particular director nominee, or withhold from all director nominees.

Proposal 3:	You may vote for, against, or abstain from voting to approve, on a non-binding, advisory basis, the compensation of our NEOs.

Proposal 4:	You may indicate your preference for an advisory vote on the compensation of our NEOs every one, two, or three years, or you may abstain from voting.

Proposal 5:	You may vote for, against, or abstain from voting to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Proposal 6:	You may vote for, against, or abstain from voting to approve any other business as may properly come before the Annual Meeting.

Q:	How does the board of directors recommend I vote on each of the proposals?

A:	The recommendations of the board of directors are set forth together with the description of each item in this proxy statement. In summary, the board of directors recommends a vote:

•	FOR the approval of the Fourth Amended 2014 Incentive Plans (see Proposal 1);

•	FOR the election as directors of the five director nominees named in this proxy statement (see Proposal 2);

•	FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers (see Proposal 3);

•	FOR the approval, on a non-binding, advisory basis, of an advisory vote on the compensation of our NEOs every three years (see Proposal 4); and

•	FOR the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (see Proposal 5).

Should any business not described above properly come before the Annual Meeting, the persons named in the proxy will vote in accordance with their discretion.

Q:	How can I vote?

A:

You can vote by attending the virtual Annual Meeting, or by proxy. You may authorize a proxy to vote on your behalf by following the instructions provided on the Notice Regarding the Availability of Proxy Materials or on the proxy card. Authorizing your proxy will not limit your right to participate in the virtual Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or telephone are shown on the Notice Regarding the Availability of Proxy Materials or the accompanying proxy card. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Q:	Are voting procedures different if I hold my shares in the name of a broker, bank or other nominee?

A.

If your shares are held in a “street name” through a broker, bank or other nominee, you must direct your intermediary regarding how you would like your shares voted by following the voting instructions you receive from your broker, bank or other nominee; or, if you want to participate in the virtual Annual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee to obtain a legal proxy from the record holder of your shares. Please instruct your broker, bank or other nominee regarding how you would like your shares voted so your vote can be counted.

Q:	What if I submit my proxy and then change my mind?

A:	You have the right to revoke your proxy at any time before the Annual Meeting by:

(1)	providing written notice of the revocation prior to the Annual Meeting to Michael L. Konig, our Secretary;

(2)	attending the Annual Meeting and voting in person; or

(3)	properly submitting a later-dated proxy card in keeping with the instructions provided with these proxy materials, if we receive it no later than 11:59 p.m. Eastern Time on September 7, 2020.

If you hold your shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Participating in the virtual Annual Meeting does not revoke your proxy unless you also vote online at the virtual Annual Meeting.

Q:	Will my vote make a difference?

A:

Yes. Your vote could affect the composition of our board of directors, as well as the outcome of the proposals regarding our Company’s ability to incentivize and retain our management and non-employee directors through awards under the Fourth Amended 2014 Incentive Plans, the advisory vote on the compensation of our NEOs, the frequency of future advisory votes on the compensation of our NEOs, and the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Moreover, your vote is needed to ensure that these proposals can be acted upon. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:	What is a broker “non-vote,” and how are such votes cast and counted?

A:

A “broker non-vote” occurs when a broker does not receive voting instructions from the beneficial owner of shares of Common Stock on a particular matter and does not have discretionary authority to vote the shares on that matter, but has discretionary voting power on other proposals.

SEC rules prohibit brokers from voting their customers’ shares on proposals considered by the rules of the NYSE American to be “non-routine” matters without receiving voting instructions from the customer. Under the rules of the NYSE American, Proposal 1 (the vote to approve the Fourth Amended 2014 Incentive Plans), Proposal 2 (the election of directors), Proposal 3 (the non-binding, advisory vote on the compensation of our NEOs), and Proposal 4 (the non-binding, advisory vote on the frequency of future advisory votes on the compensation of our NEOs) are considered “non-routine” matters. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide voting instructions to their broker, their shares will not be voted in connection with these proposals. In such event, for purposes of Proposal 1 (the vote to approve the Fourth Amended 2014 Incentive Plans), Proposal 2 (the election of directors), Proposal 3 (the non-binding, advisory vote on the compensation of our NEOs), and Proposal 4 (the non-binding, advisory vote on the frequency of future advisory votes on the compensation of our NEOs), a “broker non-vote” will occur with respect to their shares, which broker non-vote will not be counted as a vote cast, and will have no effect on the result of the vote. However, broker non-votes will be considered “present” for the purpose of determining whether a quorum exists.

Proposal 5 (the ratification of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020) is the only matter to be presented at the Annual Meeting that is considered “routine” under NYSE American rules, and on which brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions.

Q:	How are abstentions counted?

A:

Abstentions will be considered “present” for the purpose of determining whether a quorum exists. Under Maryland law, abstentions are not considered to be votes cast on a proposal. However, with respect to matters for which stockholder approval is a prerequisite to the listing of shares, the NYSE American has taken the position that abstentions should be treated as votes cast. Since the approval of  Proposal 1 (the vote to approve the Fourth Amended 2014 Incentive Plans) would require the listing on the NYSE American of the increased number of shares of our Class A Common Stock issuable under the Fourth Amended 2014 Incentive Plans, an abstention with respect to Proposal 1 will be treated as a vote cast, and will thus have the same effect as a vote “against” Proposal 1.

For the other proposals, consistent with Maryland law, abstentions will not be treated as votes cast and will have no effect on the result of the vote.

.	Q:	What are the voting requirements to approve Proposals 1, 3, 4 and 5?

A:

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 1 (the vote to approve the Fourth Amended 2014 Incentive Plans), Proposal 3 (the non-binding, advisory vote on the compensation of our NEOs), Proposal 4 (the non-binding, advisory vote on the frequency of future advisory votes on the compensation of our NEOs), and Proposal 5 (the vote to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020).

This means that Proposals 1, 3, 4 and 5 each need to receive more “for” votes than “against” votes in order to be approved. In the event that no option receives a majority of the votes cast on any such proposal, we will consider the option that receives the most votes to be the option selected by stockholders on such proposal.

Q:	What are the voting requirements to approve Proposal 2?

A:

Under our bylaws, in order to be elected as a director as described in Proposal 2, a director nominee must receive the affirmative vote of a plurality of all votes cast at the Annual Meeting at which a quorum is present. This means that a director nominee with the most votes for a particular board seat is elected to that seat. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, but will be considered “present” for the purpose of determining the presence of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Q:	How will voting on any other business be conducted?

.	A:

We do not know of any business to be considered at the Annual Meeting other than the votes to approve the Fourth Amended 2014 Incentive Plans, the election of directors, the compensation of our NEOs, the frequency of future advisory votes on the compensation of our NEOs, and the ratification of the selection of our independent registered public accounting firm for the fiscal year ending December 31, 2020. However, if any other business is properly presented at the Annual Meeting, your submitted proxy gives authority to R. Ramin Kamfar and Jordan B. Ruddy, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

.	Q:	When are the stockholder proposals for the next annual meeting of stockholders due?

A:	Stockholders interested in nominating a person as a director or presenting any other business for consideration at our annual meeting of stockholders in 2021 may do so by following the procedures prescribed in Article II, Section 11 of our Bylaws. To be eligible for presentation to and action by the stockholders at the 2021 annual meeting, director nominations and other stockholder proposals must be received by Michael L. Konig, our Secretary, no earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the first anniversary of the date of this proxy statement (i.e., no earlier than February 27, 2021 and no later than March 29, 2021). However, if we hold our 2021 annual meeting before August 7, 2021, or after October 8, 2021, stockholders must submit proposals no earlier than 150 days prior to the 2021 annual meeting date and no later than the later of 120 days prior to the 2021 annual meeting date or ten (10) days after announcement of the 2021 annual meeting date.

Q:	Who will solicit and pay the cost of soliciting proxies for the Annual Meeting?

A:	We will bear all expenses incurred in connection with the solicitation of proxies. We have retained Morrow Sodali LLC, a proxy solicitation firm, to solicit proxies in connection with the Annual Meeting at a cost of approximately $15,000 plus expenses. Additionally, our officers, directors and employees may solicit proxies by mail, personal contact, letter, telephone, telegram, facsimile or other electronic means. They will not receive any additional compensation for those activities, but they may be reimbursed for their out-of-pocket expenses.

Q:	Who can I contact with questions on how to vote?

A:

If you have questions regarding the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help in voting your shares of Common Stock, please contact our Proxy Solicitor:

Morrow Sodali LLC
 470 West Avenue
Stamford, CT 06902
Banks and Brokerage Firms Call: (203) 658-9400
Stockholders Call Toll Free: (800) 662-5200
E-mail: BRG@morrowsodali.com

Q:	How can I contact the Company?

A:	The Company’s principal executive offices are located at 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105. The Company’s telephone number is (212) 843-1601, and the telephone number for our Investor Relations department is (888) 558-1031.

Q:	Where can I find more information?

A:

We file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information we file with the SEC on the web site maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or 1-202-551-7900 for further information regarding the public reference facilities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of July 10, 2020 (i.e., the Record Date), certain information regarding the total beneficial ownership of shares of our Class A Common Stock and shares of our Class C Common Stock, as well as shares of our Class A Common Stock issuable upon redemption of units of limited partnership interest in the Operating Partnership (“OP Units”) and long-term incentive plan units of the Operating Partnership (“LTIP Units”), for (1) each person who is the beneficial owner of 5% or more of our outstanding shares of Common Stock, (2) each of our directors and named executive officers (“NEOs”), and (3) all of our directors and NEOs as a group. Each person named in the table has sole voting and investment power with respect to all of the shares of Common Stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the table. The extent to which a person will hold shares of Class A Common Stock or Class C Common Stock as opposed to OP Units or LTIP Units is set forth in the table below.

The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account or similar arrangement or (4) the automatic termination of a trust, discretionary account or similar arrangement. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, our shares of Common Stock subject to options, vesting or other rights (as set forth above) held by that person that are exercisable or will become exercisable or vest within 60 days thereafter, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person.

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(6)	Amount of Beneficial Ownership	Percent of Common Stock(9)
Executive Officers and Directors:(1)
R. Ramin Kamfar	Class A Common Stock(2)(3)	10,995	*	5,554,142	17.04%
	Class C Common Stock(2)	41,979	54.80%
	OP Units(2)	4,332,723	68.61%
	LTIP Units(2)(3)	1,168,445	72.04%
Jordan B. Ruddy(4)	Class A Common Stock	6,000	*	581,687	1.78%
	Class C Common Stock	8,670	11.32%
	OP Units	494,558	7.83%
	LTIP Units	72,459	4.47%
James G. Babb(4)	Class A Common Stock	9,480	*	715,507	2.20%
	Class C Common Stock	10,916	14.25%
	OP Units	622,652	9.86%
	LTIP Units	72,459	4.47%
Ryan S. MacDonald(4)	Class A Common Stock	4,417	*	245,020	*
	Class C Common Stock	2,729	3.56%
	OP Units	167,289	2.65%
	LTIP Units	70,585	4.35%

Christopher J. Vohs(4)	Class A Common Stock	2,575	*	28,356	*
	LTIP Units	25,781	2.63%
Michael L. Konig(4)	Class A Common Stock	20,000	*	525,974	1.61%
	Class C Common Stock	8,670	11.32%
	OP Units(5)	424,845	6.73%
	LTIP Units	72,459	4.47%
Elizabeth Harrison, Independent Director	LTIP Units	17,127	1.06%	17,127	*
Kamal Jafarnia, Independent Director	LTIP Units	10,055	0.62%	10,055	*
I. Bobby Majumder, Independent Director	Class A Common Stock	14,225	*	36,950	*
	LTIP Units	22,725	1.40%
Romano Tio, Independent Director	Class A Common Stock	27,244	*	49,969	*
	LTIP Units	22,725	1.40%
All Named Executive Officers and Directors as a Group(3)(4)(6)		7,764,787	23.82%	7,764,787	23.82%
5% Stockholders:
BlackRock, Inc.(7) 55 East 52nd Street New York, NY 10022	Class A Common Stock	1,890,948	7.68%	N/A	N/A
Renaissance Technologies LLC(8) 800 Third Avenue New York, NY 10022	Class A Common Stock	1,383,963	5.62%	N/A	N/A

*Less than 1%.

(1)	The address of each beneficial owner listed is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.

(2)	26,759 shares of Class A Common Stock, 4,000,437 OP Units and 1,511,183 LTIP Units reflected in totals are pledged as a security in connection with third party loans.

(3)	Totals do not include (i) the following remaining unvested LTIP Units issued to Mr. Kamfar on each of January 1, 2018, October 4, 2018, January 1, 2019, January 1, 2020, April 15, 2020, and May 22, 2020 (respectively): 219,721, 34,020, 165,214, 314,373, 85,690, and 16,183; nor (ii) 16,611 remaining unvested shares of Class A Common Stock issued to Mr. Kamfar on April 15, 2020; in each case, pursuant to his Executive Agreement, which will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each initial award, subject to continued employment and other conditions.

(4)	Totals do not include the following remaining unvested LTIP Units issued to each such Executive Officer pursuant to their Executive Agreement on each of January 1, 2018, October 4, 2018, January 1, 2019, January 1, 2020, or April 15, 2020 (respectively): (a) 97,328, 11,340, 60,388, 94,312 and 64,268 unvested LTIP Units issued to Mr. Ruddy; (b) 97,328, 11,340, 60,388, 66,647 and 69,623 unvested LTIP Units issued to Mr. Babb; (c) 94,195, 9,923, 60,388, 125,749 and 64,268 unvested LTIP Units issued to Mr. MacDonald; (d) 35,171, 2,835, 17,946, 20,874 and zero unvested LTIP Units issued to Mr. Vohs; and (e) 97,328, 11,340, 60,388, 94,312, and 64,268 unvested LTIP Units issued to Mr. Konig. In addition, the totals do not include 10,928 unvested LTIP Units issued to Mr. Ruddy on May 22, 2020 or 8,563 unvested shares of Class A Common Stock issued to Mr. Ruddy on April 15, 2020. The remaining unvested LTIP Units attributable to each such Executive Officer will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each initial award, subject to continued employment and other conditions.

(5)	424,845 OP Units reflected in total are pledged as a security in connection with a third party loan.

(6)	Percentages per class are based on 24,606,792 shares of Class A Common Stock outstanding, 76,603 shares of Class C Common Stock outstanding, 6,314,754 OP Units outstanding and 1,573,925 vested LTIP Units outstanding, in each case as of July 10, 2020 (i.e., the Record Date). (As of July 10, 2020, there were a total of 3,906,014 LTIP Units outstanding. However, percentages per class for LTIP Units reflect only the 1,573,925 vested LTIP Units outstanding, and do not reflect the additional 2,332,089 unvested LTIP Units outstanding as of July 10, 2020 as set forth in footnotes 3, 4 and 6 above.) Percentages for all NEOs is based on the total of all shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units combined, for a total of 32,572,074, as each is an equivalent unit of ownership.

(7)	Based on the Schedule 13G/A filed with the SEC on February 5, 2020. This report includes holdings of various subsidiaries of BlackRock, Inc.

(8)	Based on the Schedule 13G filed with the SEC on February 12, 2020. This report includes holdings of various subsidiaries of Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation.

(9)	Percent of Common Stock for each executive officer and director is calculated using the combined total of all shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units owned by each such individual, as each is an equivalent unit of ownership, relative to the total of 32,572,074 shares of Class A Common Stock and Class C Common Stock, OP Units, and vested LTIP Units outstanding as of July 10, 2020 (comprised of 24,606,792 shares of Class A Common Stock outstanding, 76,603 shares of Class C Common Stock outstanding, 6,314,754 OP Units outstanding, and 1,573,925 vested LTIP Units outstanding). Further, the number of vested LTIP Units owned by each of the following executive officers and directors include the indicated number of LTIP Units that, though vested, may not yet have achieved capital account equivalency with the OP Units held by the Company (at which time such LTIP Units may convert to OP Units and may then be settled in shares of Class A Common Stock): (a)116,325 vested LTIP Units owned by Mr. Kamfar; (b) 7,126 vested LTIP Units owned by Ms. Harrison; (c) 7,126 vested LTIP Units owned by Mr. Jafarnia; (d) 7,126 vested LTIP Units owned by Mr. Majumder; and (d) 7,126 vested LTIP Units owned by Mr. Tio.

PROPOSAL 1

APPROVAL OF FOURTH AMENDED 2014 INCENTIVE PLANS

Proposed Fourth Amended 2014 Incentive Plans

We currently have in effect the Third Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Third Amended 2014 Individuals Plan”) and the Third Amended and Restated 2014 Equity Incentive Plan for Entities (the “Third Amended 2014 Entities Plan”). We refer to these plans together as the “Third Amended 2014 Incentive Plans.” We are asking our stockholders to approve the Fourth Amended 2014 Equity Incentive Plan for Individuals and the Fourth Amended 2014 Equity Incentive Plan for Entities (which we refer to together as the “Fourth Amended 2014 Incentive Plans”), which will reflect an aggregate of 6,800,000 shares of our Class A Common Stock authorized for issuance (an aggregate increase of 3,000,000 shares available for issuance).

The Fourth Amended 2014 Incentive Plans were unanimously adopted by our board of directors on July 23, 2020, subject to, and effective upon, approval by our stockholders. Copies of the Fourth Amended 2014 Incentive Plans are attached hereto as Appendices A and B. This summary of the provisions of the Fourth Amended 2014 Incentive Plans is qualified in its entirety by reference to the full text of each of the Fourth Amended 2014 Incentive Plans. To the extent of any conflict between this summary and the Fourth Amended 2014 Incentive Plans, the Fourth Amended 2014 Incentive Plans will govern. Capitalized terms used but not defined herein will have the meanings ascribed to them in the Fourth Amended 2014 Incentive Plans.

Reasons for the Requested Fourth Amended 2014 Incentive Plans

The demand and competition for qualified personnel in the real estate investment industry remains high, and without a strong incentive and retention program, it would be extremely difficult to incentivize and retain qualified personnel. We believe the efforts of our Executive Officers have been vital to our success, and that the ability to grant awards under the Fourth Amended 2014 Incentive Plans is necessary to retain our management team and our non-employee directors, and to remain competitive in our industry.

However, as of July 10, 2020, 227,370 shares remain available for issuance under the Third Amended 2014 Incentive Plans. Without stockholder approval of the Fourth Amended 2014 Incentive Plans, there will not be sufficient capacity under the Third Amended 2014 Incentive Plans to make awards available to our Executive Officers and our non-employee directors, and we will be forced to either greatly reduce or eliminate long-term equity incentive awards to our Executive Officers or replace them with cash compensation. If we eliminate long-term awards, it will likely diminish our ability to retain our management team. If we instead pay compensation in cash, the amount of capital available for reinvestment in the Company’s growth will be reduced. We believe that both of these alternatives have the potential to reduce stockholder value.

We are seeking stockholder approval of the Fourth Amended 2014 Incentive Plans to increase the aggregate number of shares that may be issued thereunder by 3,000,000 shares, in order to provide for sufficient shares to cover awards to our Executive Officers and non-employee directors, as well as key members of the Company’s non-executive management team and other key employees, for approximately three to four additional years.

Background and Purpose of our Equity Incentive Plans

The Company’s incentive plans were originally adopted by our board of directors on December 16, 2013, and approved by our stockholders on January 23, 2014, as the 2014 Equity Incentive Plan for Individuals (the “2014 Individuals Plan”) and the 2014 Equity Incentive Plan for Entities (the “2014 Entities Plan,” and together with the 2014 Individuals Plan, the “2014 Incentive Plans”). The 2014 Incentive Plans were subsequently amended and restated by the Amended 2014 Incentive Plans as adopted by our board of directors on April 7, 2015 and approved by our stockholders on May 28, 2015.

On August 3, 2017 and October 18, 2017, our board of directors adopted, and on October 26, 2017 our stockholders approved, the Second Amended 2014 Incentive Plans, which superseded and replaced in their entirety the Amended 2014 Incentive Plans. Under the Second Amended 2014 Incentive Plans, we reserved and authorized an aggregate of 1,550,000 shares of our Class A Common Stock for issuance (which includes shares of our Class A Common Stock issued pursuant to awards granted on and after May 28, 2015 under the Amended 2014 Incentive Plans).

On August 9, 2018, our board of directors adopted, and on September 28, 2018 our stockholders approved, the third amendment and restatement of each of the Second Amended 2014 Individuals Plan (the “Third Amended 2014 Individuals Plan”), and the Second Amended 2014 Entities Plan (the “Third Amended 2014 Entities Plan”, and together with the Third Amended 2014 Individuals Plan, the “Third Amended 2014 Incentive Plans”), which superseded and replaced in their entirety the Second Amended 2014 Incentive Plans. Under the Third Amended 2014 Incentive Plans, we reserved and authorized an aggregate of 3,800,000 shares of our Class A Common Stock for issuance. (which includes shares of our Class A Common Stock issued pursuant to awards granted on and after May 28, 2015 under the Amended 2014 Incentive Plans and the Second Amended 2014 Incentive Plans).

Our board of directors considers the Third Amended 2014 Incentive Plans an integral part of our ability to attract and retain independent directors, executive officers and other key employees, including employees of the Operating Partnership, and their affiliates, as well as other service providers. The Third Amended 2014 Incentive Plans provide for the grant of options to purchase shares of our Class A Common Stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards. Our board of directors believes that the Third Amended 2014 Incentive Plans have benefited the Company by (i) assisting in recruiting and retaining the services of individuals and other service providers with high ability and initiative, (ii) providing greater incentives for participants who provide valuable services to the Company and its affiliates, and (iii) associating the interests of participants with the Company and its stockholders.

On July 23, 2020, our board of directors adopted the fourth amendment and restatement of each of the Third Amended 2014 Individuals Plan (the “Fourth Amended 2014 Individuals Plan”), and the Third Amended 2014 Entities Plan (the “Fourth Amended 2014 Entities Plan”).

The significant changes included in the Fourth Amended 2014 Incentive Plans can be summarized as follow:

•	The aggregate number of shares of our Class A Common Stock that will be authorized for issuance under the Fourth Amended 2014 Incentive Plans is 6,800,000 shares (which includes shares of our Class A Common Stock issued pursuant to awards granted on and after May 28, 2015 under the Amended 2014 Incentive Plans, Second Amended 2014 Incentive Plans and Third Amended 2014 Incentive Plans). Currently, an aggregate of 3,800,000 shares of our Class A Common Stock are authorized for issuance under the Third Amended 2014 Incentive Plans. Thus, the 6,800,000 total shares that will be authorized for issuance under the Fourth Amended 2014 Incentive Plans represents an increase, by 3,000,000 additional shares, to the current total share authorization under the Third Amended 2014 Incentive Plans.

The more significant features of the Fourth Amended 2014 Incentive Plans are summarized below. The summary of the Fourth Amended 2014 Incentive Plans is qualified in its entirety by reference to the plan documents, copies of which are attached as Appendix A and Appendix B to this proxy statement. Copies of the Fourth Amended 2014 Incentive Plans also may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.

The Board of Directors recommends that you vote “FOR” Proposal 1.

Determination of Shares to be Available for Issuance

Our board of directors believes that our executive compensation program, and particularly the granting of equity awards, allows us to align the interests of our NEOs and other executive officers, non-employee directors, employees and other individuals who are selected to receive awards with the interests of our stockholders. The Fourth Amended 2014 Incentive Plans are designed to enable us to continue to maintain a compensation program that will attract, motivate and retain officers and other employees who we expect will contribute to our financial success. The board of directors believes that awards granted pursuant to the Fourth Amended 2014 Incentive Plans are a vital component of our compensation program and, accordingly, that it is important that an appropriate number of shares of stock be authorized for issuance under the Fourth Amended 2014 Incentive Plans. If stockholders do not approve the Fourth Amended 2014 Incentive Plans, our future ability to issue equity-based awards will be limited, which we believe will adversely affect our business.

If this Proposal 1 is approved by our stockholders, the aggregate number of shares that will be authorized for issuance under the Fourth Amended 2014 Incentive Plans will be 6,800,000, representing an increase of 3,000,000 shares over the 3,800,000 shares currently authorized for issuance under the Third Amended 2014 Incentive Plans. The aggregate number of shares that will be available for issuance under the Fourth Amended 2014 Incentive Plans with respect to awards granted on or after stockholder approval will be 3,227,370 shares, inclusive of (i) 3,000,000 new shares, plus (ii) 227,370 shares that remain available for issuance under the Third Amended 2014 Incentive Plans.

In determining the number of additional shares to reserve for issuance under the Fourth Amended 2014 Incentive Plans, the compensation committee and the board of directors considered many factors, including our share availability under the Third Amended 2014 Incentive Plans. As of July 10, 2020 (i.e., the Record Date), 227,370 shares of our Class A Common Stock remained available for future issuance under the Third Amended 2014 Incentive Plans.

We anticipate that the reservation of 3,000,000 additional shares for issuance under the Fourth Amended 2014 Incentive Plans will provide for adequate shares for approximately three to four additional years, reserving sufficient shares to cover (i) potential payment of time- and performance-vested equity awards to our Executive Officers, (ii) payment of the equity portion of the annual retainer payable to our independent directors, (iii) potential payment of time-vested equity awards to certain of our non-executive employees, and (iv) the payment in Company equity of such annual bonuses and/or base salaries as the compensation committee may determine to be appropriate to further align the interests of the recipients with those of our stockholders.

In determining that amount, we engaged a compensation consultant, FPL Associates L.P. (“FPL”), to provide an analysis of certain of our equity incentive compensation practices, including the number of shares reserved for issuance under our Third Amended 2014 Incentive Plans. In connection with this engagement, FPL conducted an analysis of the amounts of the performance-based equity awards under the Fourth Amended 2014 Incentive Plans for which our NEOs and other Executive Officer are eligible pursuant to the terms of their Executive Agreements, reviewed the Fourth Amended 2014 Incentive Plans relative to potential ISS and institutional investor concerns, and recommended an appropriate size of new share authorization for inclusion in the Fourth Amended 2014 Incentive Plans. The compensation committee and the board of directors utilized this information in recommending that stockholders approve the Fourth Amended 2014 Incentive Plans. However, this is only an estimate, in the judgment of the compensation committee and the board of directors, based on current circumstances. The total number of shares that may be awarded under the Fourth Amended 2014 Incentive Plans in any one year or from year to year may change based on any number of variables, including, without limitation, the value of our Class A Common Stock (as higher stock prices generally require the issuance of fewer shares to produce awards of the same grant date fair value), changes in the compensation practices of our competitors or in the market generally, changes in the number of our employees, changes in the number of our directors, NEOs and/or other Executive Officers, whether and the extent to which vesting conditions applicable to equity-based awards are satisfied, the need to attract, retain and incentivize key talent, the type of awards we grant, and how we choose to balance total compensation between cash and equity-based awards.

In determining the appropriate size of the new share authorization for inclusion in the Fourth Amended 2014 Incentive Plans, the compensation committee and the board of directors also considered our “burn rate” (or share utilization rate), as well as our “overhang” (or total potential dilution), relative to both our permanent equity capital structure and our typical annual equity grant practices (each as addressed below).

Our Permanent Equity Capital Structure

In addition to our Class A Common Stock, we have five series of preferred stock outstanding. Our business decision to raise capital through the issuance of preferred stock has been made with the purpose of protecting holders of our Class A Common Stock from excess dilution.

Our 8.250% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”), 7.625% Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) and 7.125% Series D Cumulative Preferred Stock (the “Series D Preferred Stock”) are traditional preferred stock, and thus not considered part of our permanent equity capital structure.

However, both our Series B Redeemable Preferred Stock (the “Series B Preferred Stock”) and our Series T Redeemable Preferred Stock (the “Series T Preferred Stock”) have a unique conversion feature. Unlike a conventional series of convertible preferred stock with a fixed conversion price, both the Series B Preferred Stock and the Series T Preferred Stock are convertible by the Company into shares of our Class A Common Stock on a $1.00-for-$1.00 basis, based on the future closing price of the Class A Common Stock. This conversion feature enables us to issue equity to grow accretively during periods when our Class A Common Stock is trading below inherent value and minimize dilution to the holders of our Class A Common Stock by subsequently converting such Series B Preferred Stock and/or Series T Preferred Stock to Class A Common Stock on a $1.00-for-$1.00 basis at a future time of our choosing (subject to a two-year lockout) when the Class A Common Stock is more fairly valued. As such, we consider both the Series B Preferred Stock and the Series T Preferred Stock as a permanent part of our equity capital structure with a $1.00-for-$1.00 conversion rate. The nature of accretive growth within a REIT structure necessitates raising capital, as REITs are required to distribute 90% of taxable income in the form of dividends.

As of July 10, 2020, we consider our permanent equity capital structure to consist of: (i) 34,904,163 shares of Class A Common Stock, Class C Common Stock, OP Units, and LTIP Units outstanding (comprised of 24,606,792 shares of Class A Common Stock outstanding, 76,603 shares of Class C Common Stock outstanding, 6,314,754 OP Units outstanding, and 3,906,014 LTIP Units outstanding), (ii) 516,738 shares of Series B Preferred Stock outstanding, and (iii) 4,494,102 shares of Series T Preferred Stock outstanding. Given our capital structure, when calculating our “burn rate” (or share utilization rate), and our “overhang” (or total potential dilution) for purposes of determining an appropriate number of shares of Class A Common Stock to be authorized for issuance under the Fourth Amended 2014 Incentive Plans, we include all shares of Class A Common Stock underlying our outstanding Class C Common Stock, OP Units, LTIP Units, as well as those underlying our outstanding Series B Preferred Stock and Series T Preferred Stock, as shown in the table below:

Shares/Units Outstanding
Common Shares	24,683,395
OP/LTIP Units	10,220,768
Convertible Equity - Series B Preferred - Common Shares Equivalent(1)	50,910,148
Convertible Equity - Series T Preferred - Common Shares Equivalent(2)	11,069,217
Unearned Performance Units	(1,010,049)
Total	95,873,479

(1)	Calculated based on 516,738 shares of Series B Preferred Stock outstanding at a stated value of $1,000 per share, for total value of $516,738,000, converted as of June 1, 2020 at the 200-day trailing average price per share of Class A Common Stock prior to conversion of $10.15 per share.
(2)	Calculated based on 4,494,102 shares of Series T Preferred Stock outstanding at a stated value of $25.00 per share, for total value of $112,352,550, converted as of June 1, 2020 at the 200-day trailing average price per share of Class A Common Stock prior to conversion of $10.15 per share.

Our Typical Annual Equity Grant Practices

In 2018 and 2019, our typical annual equity grant practices were comprised of the following four categories of awards made under the Third Amended 2014 Incentive Plans (collectively, our “Typical Equity Grant Activity”):

•	LTIP Units issued to our non-employee directors in payment of the equity portion of their annual retainer;

•	Time-vested equity awards in the form of LTIP Units issued to our Executive Officers pursuant to their Executive Agreements;

•	Performance-vested equity awards in the form of LTIP Units issued to our Executive Officers pursuant to their Executive Agreements; and

•	Time-vested equity awards in the form of restricted shares of our Class A Common Stock issued to certain non-executive employees.

However, during 2018 and 2019, the following additional equity grants were also made under the Third Amended 2014 Incentive Plans (collectively, our “Additional Equity Grant Activity”), which fell outside of our Typical Annual Equity Grant Activity:

•	On January 1, 2018, an aggregate of 770,854 LTIP Units were issued to our Executive Officers in payment of the one-time, post-internalization Initial Commitment Awards pursuant to their Executive Agreements. The Initial Commitment Awards, which served as “staking grants” to our Executive Officers to ensure immediate alignment with stockholders following the internalization, vest ratably over a period of five years.

•	With the authorization of the compensation committee and at the election of each such Executive Officer, Annual Cash Bonuses for fiscal year 2019 (each, a “2019 Annual Bonus”) were paid in the form of LTIP Units, subject to a one-year vesting period, rather than in cash, to increase alignment with stockholders and preserve the Company’s cash reserves. On April 15, 2020, an aggregate of 348,117 LTIP Units were issued, in lieu of cash, in payment of the 2019 Annual Bonus to which each Executive Officer was entitled under their Executive Agreement.

•	With the authorization of the compensation committee and at the election of each of Messrs. Kamfar and Ruddy, the annual base salaries for fiscal year 2020 to which each is entitled under their respective Executive Agreements (each, a “2020 Base Salary”) are being paid in the form of Company equity, subject to a one-year vesting period, rather than in cash, to increase alignment with stockholders and preserve the Company’s cash reserves. On April 15, 2020, an aggregate of 25,174 shares of Class A Common Stock were issued to Messrs. Kamfar and Ruddy in payment of the applicable portions of their 2020 Base Salaries for the first quarter of 2020, and on May 22, 2020, an aggregate of 27,111 LTIP Units were issued to Messrs. Kamfar and Ruddy in payment of the applicable portions of their 2020 Base Salaries for the second quarter of 2020.

Burn Rate Analysis

We view our annual “burn rate,” or our share utilization rate, to be inclusive of the four categories of awards that comprise the Typical Equity Grant Activity above, resulting in the following three-year “burn rate”:

		2017	2018	2019	Three-Year Average (’17 – ’19)	2020	Three-Year Average (’18 – ’20)
	LTIP Units to Directors	7,500	21,955	30,273	19,909	28,504	26,911
	TB LTIP Units to Executives	0	160,192	206,541	122,244	247,138	204,624
	PB LTIP Units to Executives	0	205,963	309,807	171,923	494,279	336,683
	TB RSUs and LTIP Units to Non-Executives	0	0	90,694	30,231	135,129	75,274
A	Total Annual Equity Award	7,500	388,110	637,315	344,308	905,050	643,492
	Weighted Common Shares	25,561,673	23,845,800	22,649,222	24,018,898	24,683,395	23,726,139
	OP/LTIP Units	1,470,681	7,149,449	8,250,705	5,623,612	10,220,768	8,540,307
	Convertible Equity	18,266,865	33,925,610	44,575,104	32,255,860	61,979,365	46,826,693
	Unearned Performance Units	0	(205,963)	(515,770)	(240,578)	(1,010,049)	(577,261)
B	Total Shares/Units Outstanding	45,299,219	64,714,896	74,959,261	61,657,792	95,873,479	78,515,879
C = A / B	“Burn-Rate”	0.02%	0.60%	0.85%	0.56%	0.95%	0.82%

Our annual “burn rate,” inclusive of the Additional Equity Grant Activity made outside of our Typical Annual Equity Grant Activity, is as follows:

		2017	2018	2019	Three-Year Average (’17 – ’19)	2020	Three-Year Average (’18 – ’20)
	LTIP Units to Directors	7,500	21,955	30,273	19,909	28,504	26,911
	TB LTIP Units to Executives	0	160,192	206,541	122,244	247,138	204,624
	PB LTIP Units to Executives	0	205,963	309,807	171,923	494,279	336,683
	TB RSUs and LTIP Units to Non-Executives	0	0	90,694	30,231	135,129	75,274
	Initial Commitment Award	0	770,854	0	256,951	0	256,951
	LTIP Units in Lieu of Cash Bonus	0	0	0	0	348,117	116,039
	LTIP Units in Lieu of Salary	0	0	0	0	52,285	17,428
A	Total Annual Equity Award	7,500	1,158,964	637,315	601,260	1,305,452	1,033,910
	Weighted Common Shares	25,561,673	23,845,800	22,649,222	24,018,898	24,683,395	23,726,139
	OP/LTIP Units	1,470,681	7,149,449	8,250,705	5,623,612	10,220,768	8,540,307
	Convertible Equity	18,266,865	33,925,610	44,575,104	32,255,860	61,979,365	46,826,693
	Unearned Performance Units	0	(205,963)	(515,770)	(240,578)	(1,010,049)	(577,261)
B	Total Shares/Units Outstanding	45,299,219	64,714,896	74,959,261	61,657,792	95,873,479	78,515,879
C = A / B	“Burn-Rate”	0.02%	1.79%	0.85%	0.98%	1.36%	1.32%

Overhang / Dilution Analysis

Our current “overhang,” which includes (i) shares that currently remain available for issuance under the Third Amended 2014 Incentive Plans, (ii) outstanding but unvested time-based equity awards, and (iii) outstanding but unvested performance-based equity awards, is as follows:

	Shares Available	Time-Based Equity Unvested	Performance-Based Equity Unearned	Sub-Total	Initial Commitment Award Outstanding	LTIP Units in Lieu of Cash Bonus Outstanding	LTIP Units in Lieu of Salary Outstanding	Total
Current “Overhang”	227,370	1,496,731	1,010,049	2,734,150	(462,514)	(348,117)	(52,285)	1,871,234

The table below shows our current dilution levels, calculated by dividing each of (i) the sub-total of our current “overhang” reflected above (i.e., 2,734,150, which includes Additional Equity Grant Activity made outside of our Typical Annual Equity Grant Activity, and (ii) the total of our current “overhang” reflected above (i.e., 1,871,234, which excludes such Additional Equity Grant Activity); in each case, by our fully diluted shares of Class A Common Stock outstanding (i.e., 95,873,479):

Current “Overhang” (Including All Outstanding Equity)	2,734,150	Current “Overhang” (Excluding Grants “Outside” Typical Equity Grant Activity)	1,871,234
Total Shares/Units Outstanding	95,873,479	Total Shares/Units Outstanding	95,873,479
Current Dilution as a Percentage of Fully Diluted Shares of Common Stock	2.85%	Current Dilution as a Percentage of Fully Diluted Shares of Common Stock	1.95%

The following table shows our potential dilution levels based on (i) our equity awards outstanding (both including and excluding Additional Equity Grant Activity made outside of our Typical Annual Equity Grant Activity), combined with (ii) our request for an additional 3,000,000 shares of Class A Common Stock to be authorized for issuance under the Fourth Amended 2014 Incentive Plans (to result in an aggregate of 6,800,000 shares authorized, and a total of 3,227,370 shares available for issuance, thereunder). The 3,000,000 new shares represent potential dilution of approximately 5.98% of our fully diluted shares of Class A Common Stock outstanding (including Additional Equity Grant Activity made outside of our Typical Annual Equity Grant Activity) and approximately 5.08% of our fully diluted shares of Class A Common Stock outstanding (excluding such Additional Equity Grant Activity), as described in the table below:

Current “Overhang” (Including All Outstanding Equity)	2,734,150	Current “Overhang” (Excluding Grants “Outside” Normal Grant Practice)	1,871,234
BRG Additional Share Request	3,000,000	BRG Additional Share Request	3,000,000
Total Shares/Units Outstanding	95,873,479	Total Shares/Units Outstanding	95,873,479
Potential Dilution as a Percentage of Fully Diluted Shares of Common Stock	5.98%	Potential Dilution as a Percentage of Fully Diluted Shares of Common Stock	5.08%

As indicated above, the total potential dilution from the adoption of the Fourth Amended 2014 Incentive Plans would be no more than approximately 5.98% including Additional Equity Grant Activity made outside of our Typical Annual Equity Grant Activity, and no more than approximately 5.08% excluding such Additional Equity Grant Activity. Our board of directors believes that the additional 3,000,000 shares of Class A Common Stock to be authorized for issuance under the Fourth Amended 2014 Incentive Plans represents a reasonable amount of potential equity dilution, and that the benefits to our stockholders resulting from stock award grants to our Executive Officers, non-employee directors and employees, including interest alignment with our stockholders, outweigh the potential dilutive effect of grants under the Fourth Amended 2014 Incentive Plans.

Summary of the Fourth Amended 2014 Incentive Plans

The more significant features of the Fourth Amended 2014 Incentive Plans are summarized below. The summary of the Fourth Amended 2014 Incentive Plans is qualified in its entirety by reference to the plan documents, copies of which are attached as Appendix A and Appendix B to this proxy statement. Copies of the Fourth Amended 2014 Incentive Plans also may be accessed from the Securities and Exchange Commission’s Web site at www.sec.gov.

Administration of the Fourth Amended 2014 Incentive Plans

The Fourth Amended 2014 Incentive Plans will be administered by the compensation committee of our board of directors, except with respect to awards made to directors who are not employees, which will be administered by our board of directors. This summary uses the term “administrator” to refer to the compensation committee or our board of directors, as applicable. The administrator will approve who will receive grants under the Fourth Amended 2014 Incentive Plans, determine the type of award that will be granted and will specify the number of shares of our Class A Common Stock subject to each grant; provided, however, that a member of our board who is not also our employee or an employee of the Operating Partnership or an affiliate of the Company may not be granted awards in any calendar year with respect to more than 40,000 shares of Class A Common Stock. Up to five percent (5%) of the aggregate number of shares of our Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans (or 340,000 shares, based on a total authorization of 6,800,000 shares) may be granted by the administrator without regard to the minimum vesting periods described below. The administrator also may accelerate the vesting or exercisability of any award if the acceleration is effected in connection with the involuntarily termination of the participant’s employment or service (including death or disability).

On September 28, 2018, stockholders approved the Third Amended 2014 Incentive Plans, with an aggregate of 3,800,000 shares of Class A Common Stock authorized for issuance thereunder. Such aggregate authorization was inclusive of an aggregate of 1,550,00 shares of Class A Common Stock (comprised of 1,542,500 shares of Class A Common Stock underlying LTIP Unit awards and 7,500 restricted shares of Class A Common Stock) previously issued under the Amended 2014 Incentive Plans and Second Amended 2014 Incentive Plans. Thus, as of September 28, 2018, 2,250,000 shares of Class A Common Stock remained available for issuance under the Third Amended 2014 Incentive Plans.

As of July 10, 2020, 2,022,630 shares of Class A Common Stock (comprised of 1,821,808 shares of Class A Common Stock underlying LTIP Unit awards, and 200,822 restricted shares of Class A Common Stock) had been issued under the Third Amended 2014 Incentive Plans (prior to their further amendment and restatement as the Fourth Amended 2014 Incentive Plans as proposed by this Proposal 1). Thus, as of July 10, 2020, 227,370 shares remained available for future issuance under the Third Amended 2014 Incentive Plans.

Except as otherwise indicated in this proxy statement, awards under the Fourth Amended 2014 Incentive Plans will be made at the administrator’s discretion. We are unable to determine who will be selected to receive awards other than those described herein, or the type, size or terms of any such awards that may be granted.

Eligibility

Employees and officers of our Company and our affiliates (including employees of our Operating Partnership and REIT Operator), and members of our board of directors, will be eligible to receive grants under the Fourth Amended 2014 Individuals Plan. In addition, individuals who provide significant services to us or an affiliate, including individuals who provide services to us or an affiliate by virtue of employment with, or providing services to, our Operating Partnership or REIT Operator, will be eligible to receive grants under the Fourth Amended 2014 Individuals Plan. Currently, the Company has five (5) directors, seven (7) officers and no employees who will be eligible for grants under the Fourth Amended 2014 Individuals Plan, and our Operating Partnership and REIT Operator collectively have approximately fifty (50) employees who will be eligible for grants under the Fourth Amended 2014 Individuals Plan.

If our stockholders approve the Fourth Amended 2014 Incentive Plans pursuant to this Proposal 1, other entities that provide significant services to us or our affiliates that are selected by the administrator may also receive grants under the Fourth Amended 2014 Entities Plan.

Share Authorization

Currently, the aggregate number of shares of our Class A Common Stock that may be issued under the Third Amended 2014 Incentive Plans is equal to 3,800,000 shares, which includes the 1,550,000 shares previously issued under the Second Amended 2014 Incentive Plans. As of July 10, 2020, 2,022,630 of the shares of Class A Common Stock available for issuance under the Third Amended 2014 Incentive Plans, including shares of Class A Common Stock underlying LTIP Unit awards, had been issued, leaving 227,370 shares available for issuance thereunder as further described below.

The aggregate number of shares of our Class A Common Stock that will be authorized for issuance under the Fourth Amended 2014 Incentive Plans is 6,800,000 shares, which total includes the 3,800,000 shares previously authorized for issuance under the Third Amended 2014 Incentive Plans. The aggregate number of shares of our Class A Common Stock that will be available for issuance under the Fourth Amended 2014 Incentive Plans with respect to awards granted on and after stockholder approval is equal to 3,227,370 shares, inclusive of (i) 3,000,000 new shares, plus (ii) 227,370 shares that remain available for issuance under the Third Amended 2014 Incentive Plans.

The issuance of shares or awards under the Fourth Amended 2014 Individuals Plan reduces the number of shares that may be issued under the Fourth Amended 2014 Entities Plan, and vice versa.

In connection with stock splits, dividends, recapitalizations and certain other events, our board of directors will make equitable adjustments that it deems appropriate in the aggregate number of shares of our Class A Common Stock that may be issued under the Fourth Amended 2014 Incentive Plans, the individual grant limit for Nonemployee Directors described below, and the terms of outstanding awards.

If any options or stock appreciation rights terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or are paid in cash without delivery of common stock or if any stock awards, performance units or other equity-based awards are forfeited (including any such awards granted under the 2014 Incentive Plans, the Amended 2014 Incentive Plans, the Second Amended 2014 Incentive Plans and/or the Third Amended 2014 Incentive Plans that are forfeited, exchanged, etc. after approval of the Fourth Amended 2014 Incentive Plans), the shares of our Class A Common Stock subject to such awards will again be available for purposes of the Fourth Amended 2014 Incentive Plans. Shares of our Class A Common Stock tendered or withheld to satisfy the exercise price of an award or for tax withholding are not available for future grants under the Fourth Amended 2014 Incentive Plans. If shares of Class A Common Stock are issued upon the exercise of a stock appreciation right, the number of shares available for future awards under the Fourth Amended 2014 Incentive Plans shall be reduced by the number of shares for which the stock appreciation right was exercised rather than the number of shares issued to the participant.

Awards Under the Fourth Amended 2014 Incentive Plans

Options

The Fourth Amended 2014 Individuals Plan authorizes the grant of incentive stock options (under Section 422 of the Code) and both the Fourth Amended 2014 Individuals Plan and the Fourth Amended 2014 Entities Plan authorize the grant of options that do not qualify as incentive stock options. The exercise price of each option will be determined by the administrator, provided that the price cannot be less than 100% of the fair market value of the shares of our Class A Common Stock on the date on which the option is granted (or 110% of the shares’ fair market value on the grant date in the case of an incentive stock option granted to an individual who is a “ten percent stockholder” under Sections 422 and 424 of the Code). Except for adjustments to equitably reflect stock splits, stock dividends or similar events, the exercise price of an outstanding option may not be reduced and no payment may be made to cancel an “underwater” option without the approval of our stockholders. The exercise price for any option is generally payable (i) in cash, (ii) by certified check, (iii) by the surrender of shares of our Class A Common Stock (or attestation of ownership of shares of our Class A Common Stock) with an aggregate fair market value on the date on which the option is exercised, equal to the exercise price, or (iv) by payment through a broker in accordance with procedures established by the Federal Reserve Board. The term of an option cannot exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to an individual who is a “ten percent stockholder”). The administrator will prescribe when an option will become exercisable, but options generally will not become exercisable before the first anniversary of its grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant cannot sell or dispose of more than fifty percent of the shares acquired under an option before the earlier of the first anniversary of the date of the option exercise or the date the participant is no longer employed by or providing services to us, or the Operating Partnership or REIT Operator. Incentive stock options may only be granted under the Fourth Amended 2014 Individuals Plan to our employees and employees of our subsidiaries.

Stock Awards

The Fourth Amended 2014 Incentive Plans also provide for the grant of stock awards. A stock award is an award of shares of our Class A Common Stock that are subject to vesting requirements, restrictions on transfer and other restrictions as the administrator determines in its sole discretion on the date of grant, including the attainment of performance objectives. The restriction period generally will be at least one year, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant may not sell or dispose of more than fifty percent of the shares acquired under a stock award before the earlier of the first anniversary of the date the stock award vests or the date the participant is no longer employed by or providing services to us, or the Operating Partnership or REIT Operator. A participant who receives a stock award will have all of the rights of a stockholder as to those shares, including, without limitation, voting rights and the right to receive distributions; provided that if a stock award does not vest solely on the basis of continued employment or service, dividends will be accumulated and paid only when, and to the extent that, the stock award vests. During the period when stock awards are non-transferable or forfeitable, (i) a participant is prohibited from selling, transferring, pledging, exchanging, hypothecating or otherwise disposing of the participant’s stock award shares, (ii) the Company will retain custody of any certificates and (iii) a participant must deliver a stock power to the Company for each stock award.

Stock Appreciation Rights

The Fourth Amended 2014 Incentive Plans authorize the grant of stock appreciation rights. A stock appreciation right provides the participant with the right to receive, upon exercise of the stock appreciation right, a payment in cash, shares of our Class A Common Stock or a combination of the two. The amount that the participant will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of the shares of our Class A Common Stock on the date of exercise over the shares’ fair market value on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by the administrator but generally will not become exercisable before the first anniversary of the grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. A participant cannot sell or dispose of more than fifty percent of the shares acquired under a stock appreciation right before the earlier of the first anniversary of the date the stock appreciation right is exercised or the date the participant is no longer employed by or providing services to us, or the Operating Partnership or REIT Operator. Stock appreciation rights may be granted in tandem with an option grant or as independent grants. The term of a stock appreciation right cannot exceed ten years from the date of grant or five years in the case of a stock appreciation right granted under the Fourth Amended 2014 Individuals Plan in tandem with an incentive stock option awarded to an individual who is a “ten percent stockholder.”

Performance Units

The Fourth Amended 2014 Incentive Plans also authorize the grant of performance units. Performance units represent the participant’s right to receive an amount, based on the value of a specified number of shares of our Class A Common Stock, if performance goals or other requirements established by the administrator are met. The administrator will determine the applicable performance period, the performance goals and such other conditions that apply to the performance unit. If the performance goals are met, payment will be made with respect to the performance units. Performance units will become earned or vested in accordance with terms determined by the administrator, but generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. Performance units will be paid in cash, shares of our Class A Common Stock, other equity-based awards (including LTIP Units), other securities or property or a combination thereof. No more than fifty percent of the shares issued in settlement of performance units may be sold or disposed of before the first anniversary of the date that the shares were issued or the date that the participant is no longer employed by or providing services to us, or the Operating Partnership or REIT Operator.

Incentive Awards

The Fourth Amended 2014 Incentive Plans also authorize us to make incentive awards. An incentive award entitles the participant to receive a payment if certain requirements are met. The administrator will establish the requirements that must be met before an incentive award is earned and the requirements may be stated with reference to one or more performance measures or criteria prescribed by the administrator. A performance goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index and may be adjusted for unusual or non-recurring events, changes in applicable tax laws or accounting principles. The period in which the performance will be measured will be at least one year, and the administrator will determine the applicable performance goals and such other conditions that apply to the incentive award. If the performance goals are met, the incentive award will be paid. Incentive awards will become earned or vested in accordance with terms determined by the administrator, but generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. An incentive award that is earned will be settled in a single payment which may be in cash, Class A Common Stock, an other equity-based award (including LTIP Units), or a combination thereof. No more than fifty percent of the shares issued in settlement of an incentive award may be sold or disposed of before the first anniversary of the date that the shares are issued or the date that the participant is no longer employed by or providing services to us, or the Operating Partnership or REIT Operator.

Other Equity-Based Awards

The administrator may grant other types of stock-based awards as other equity-based awards, including LTIP Units, under the Fourth Amended 2014 Incentive Plans. Other equity-based awards are payable in cash, shares of our Class A Common Stock or shares or units of such other equity, or a combination thereof, as determined by the administrator. The terms and conditions of other equity-based awards are determined by the administrator, and will include a requirement that performance objectives or other criteria be satisfied. Other equity-based awards generally will not become earned or vested before the first anniversary of their grant, except in the event of the death or disability of the holder or a Change in Control of the Company, and further provided that awards for up to five percent (5%) of the aggregate number of shares of Class A Common Stock authorized for issuance under the Fourth Amended 2014 Incentive Plans may be granted or awarded without regard to the one-year minimum vesting requirement, in the discretion of the administrator. In addition, a participant may not sell or dispose of more than fifty percent of the shares of Class A Common Stock or other equity interests (including LTIP Units) covered by an other equity-based award before the earlier of the first anniversary of the date that the shares or interests become vested or the date that the participant is no longer employed by or providing services to us, or the Operating Partnership or REIT Operator.

LTIP Units are a special class of partnership interest in our Operating Partnership. Each LTIP Unit awarded will be deemed equivalent to an award of one share of Class A Common Stock under the Fourth Amended 2014 Incentive Plans, reducing their aggregate share authorization for other awards on a one-for-one basis. We will not receive a tax deduction for the value of any LTIP Units granted to participants. The vesting period for any LTIP Units, if any, will be determined at the time of issuance. LTIP Units, whether vested or not, will receive the same per-unit distributions as OP Units, which distributions will generally equal the per share distributions on shares of our Class A Common Stock. This treatment with respect to distributions is similar to the expected treatment of our stock awards, which will generally receive full dividends whether vested or not. Initially, LTIP Units will not have full parity with OP Units with respect to liquidating distributions. Under the terms of the LTIP Units, our Operating Partnership will revalue its assets upon the occurrence of certain specified events, and any increase in the Operating Partnership’s valuation from the time of the last revaluation until such event will be allocated first to the holders of LTIP Units to equalize the capital accounts of such holders with the capital accounts of holders of OP Units. Upon equalization of the capital accounts of the holders of LTIP Units with the other holders of OP Units, the LTIP Units will achieve full parity with OP Units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP Units may be converted into an equal number of OP Units at any time, and thereafter enjoy all the rights of OP Units, including redemption/exchange rights. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a holder of LTIP Units will realize for a given number of vested LTIP Units will be less than the value of an equal number of shares of our Class A Common Stock.

Dividend Equivalent Rights

The administrator may grant dividend equivalent rights in connection with the grant of performance units, other equity-based awards and incentive awards granted under the Fourth Amended 2014 Incentive Plans. Dividend equivalent rights may be paid currently or accrued as contingent cash obligations (in which case they may be deemed to have been reinvested in shares of our Class A Common Stock or otherwise reinvested) except that if the underlying award will not vest solely on account of continued employment or service, any dividend equivalents will be accumulated and paid only when and to the extent that the underlying award vests.

Section 162(m)

Section 162(m) of the Code limits, to $1,000,000, the deduction that a public corporation may claim each year for compensation paid to each of its “covered employees.” Section 162(m) of the Code, as amended by the Tax Cuts and Jobs Act enacted on December 22, 2017 (the “TCJA”), provides that our chief executive officer, chief financial officer and our three other most highly compensated executives are “covered employees.” In addition, an individual who is a “covered employee” in any year after 2016 will remain a “covered employee” under Section 162(m) of the Code in later years, regardless of the individual’s officer status or level of compensation. The TCJA also eliminated the exception that allowed “performance based compensation” to be deductible without regard to the deduction limit.

The Company has determined that the deduction limitation has not limited the deductibility of our executives’ compensation and is not expected to materially affect the Company’s compensation deductions in the foreseeable future. The compensation committee of our board of directors will be assessing the impact of the changes to Section 162(m) of the Code to determine what adjustments to our executive compensation practices, if any, it considers appropriate. However, in order to maintain flexibility in compensating our Executive Officers in a manner designed to promote our corporate goals, including retaining and providing incentives to the NEOs, the compensation committee of our board of directors has not adopted a policy that all compensation must be deductible.

Change in Control

If we experience a Change in Control, the administrator may, at its discretion, provide that outstanding awards that are Time-Based Awards and that are not exercised prior to the Change in Control will be assumed by the surviving entity, or will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity. Any Time-Based Awards so assumed or replaced with substitute awards in connection with the Change in Control will vest in accordance with their original terms, except that any such Time-Based Awards or substitute awards granted under the Fourth Amended 2014 Individuals Plan automatically become vested in full if  (A) the holder’s employment or service with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause or following non-renewal of the holder’s employment agreement or services agreement, (ii) voluntarily by the holder with Good Reason, or (iii) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ or service of the Company, the Successor Entity, or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment or service.

On the date of such Change in Control, all outstanding Time-Based Awards that are not assumed or replaced with substitute awards in connection with the Change in Control will become fully exercisable, restrictions and conditions on outstanding stock awards will lapse, and performance units, incentive awards or other equity-based awards will become earned and nonforfeitable in their entirety.

Performance Awards that are outstanding on the date of such Change in Control must be assumed or replaced with substitute awards granted under the Fourth Amended 2014 Incentive Plans in connection with the Change in Control. Such assumed or substituted Performance Awards will be of the same type of award as the original Performance Awards being assumed or replaced, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original Performance Awards. In addition, such assumed or substituted Performance Awards will continue to vest in accordance with the terms and conditions of the original Performance Awards being assumed or replaced; provided, that the performance objectives and measures of the original Performance Awards being assumed or replaced shall be adjusted as the administrator determines is equitably required. Notwithstanding the preceding sentence (and solely with respect to assumed or substitute awards for Performance Awards originally granted under the Fourth Amended 2014 Individuals Plan), if  (A) the holder’s employment with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause, (ii) following non-renewal of the employment agreement, if any, between the holder and the Company, the Successor Entity or the applicable affiliate thereof  (if the holder has an employment agreement requiring accelerated vesting in such case), (iii) voluntarily by the holder with Good Reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the Successor Entity or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment, then the assumed or substituted Performance Awards will automatically become vested with respect to a pro rata number of the shares or other securities subject to such assumed or substituted Performance Awards based on the extent to which the performance or other objectives are achieved as of the date of such termination of employment or service. Any portion of any such Performance Awards that does not become so vested will be forfeited.

The administrator may also provide that any Time-Based Awards (or any portion thereof) that become vested in connection with the Change in Control as set forth above may be cancelled, in the sole discretion of the administrator, in exchange for a payment, in cash or shares of our Class A Common Stock or other securities or consideration received by stockholders in the Change in Control transaction, in an amount substantially equal to (i) the price per share of Class A Common Stock received by stockholders (in the case of vested shares of Class A Common Stock), (ii) the amount by which the price per share of Class A Common Stock received by stockholders exceeds the option price or Initial Value (in the case of Options and SARs), and (iii) if applicable, the value of the other securities or property in which a Performance Unit or Other Equity-Based Award is denominated. However, in the case of Options and SARs, if the option price or Initial Value exceeds the price per share of Class A Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the holder.

In summary, a Change in Control under the Fourth Amended 2014 Incentive Plans occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;

•	there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;

•	we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or

•	during any period of twelve consecutive months, individuals who, at the beginning of such period, constitute our board of directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our board of directors.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a Change in Control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a Change in Control, benefits provided under the Fourth Amended 2014 Incentive Plans could be treated as parachute payments. In that event, the Fourth Amended 2014 Incentive Plans provide that the benefits under the Fourth Amended 2014 Incentive Plans, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Fourth Amended 2014 Incentive Plans and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Fourth Amended 2014 Incentive Plans also provide that these provisions do not apply to a participant who has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.

Clawback Policy

Any award granted under the Fourth Amended 2014 Incentive Plans, and any payment made with respect to any such award, are subject to the condition that we may require such award to be returned, and any payment made with respect to such award to be repaid, if such action is required under the terms of any Company recoupment or “clawback” (forfeiture or repayment) policy as in effect on the date the award was granted or if recoupment is required by any law, rule, requirement or regulation.

Amendment; Termination

Our board of directors may amend or terminate the Fourth Amended 2014 Incentive Plans at any time, provided that no amendment may adversely impair the rights of participants under outstanding awards. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve, among other things, any amendment that materially increases the benefits accruing to participants under the Fourth Amended 2014 Incentive Plans, materially increases the aggregate number of shares of our Class A Common Stock that may be issued under the Fourth Amended 2014 Incentive Plans (other than on account of stock dividends, stock splits, or other changes in capitalization as described above) or materially modifies the requirements as to eligibility for participation in the Fourth Amended 2014 Incentive Plans. For the avoidance of doubt, without the approval of stockholders, our board of directors may not (except on account of stock dividends, stock splits, or other changes in capitalization) (a) reduce the option price per share of an outstanding option or the exercise price of a stock appreciation right, (b) cancel an outstanding option or stock appreciation right when the option price or exercise prices applicable exceeds the fair market value of our Class A Common Stock or (c) take any other action that may be treated as a repricing of an option or stock appreciation right under the rules and regulations of the principal exchange on which the Class A Common Stock is listed for trading. Unless terminated sooner by our board of directors or extended with stockholder approval, the Fourth Amended 2014 Incentive Plans will terminate on October 25, 2027.

Federal Tax Consequences

Counsel advised us regarding the federal income tax consequences of the Fourth Amended 2014 Incentive Plans. No income is recognized by a participant at the time an option or stock appreciation right is granted. If the option is an incentive stock option, no income will be recognized upon the participant’s exercise of the incentive stock option. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a nonqualified stock option or a stock appreciation right generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option price or the amount paid in settlement of the stock appreciation right.

Income is recognized on account of the grant of a stock award or another equity-based award (other than LTIP Units) when the shares or other property subject to the award first become transferable or are no longer subject to a substantial risk of forfeiture. At that time, the participant recognizes ordinary income equal to the fair market value of the shares or other property, less any amount paid by the participant for the shares or other property.

A participant should not recognize income on account of the grant or vesting of LTIP Units. The amount received under the LTIP Units will be taxed as ordinary income or capital gain, depending on the character of the income received by the Operating Partnership. Upon a sale or exchange of an LTIP Unit a participant will recognize long-term or short-term capital gain, depending on the period that the participant held the LTIP Units.

No income is recognized upon the grant of performance units or incentive awards. Income will be recognized on the date that payment is made under the performance units or incentive award in an amount equal to the amount paid in settlement of the awards.

The employer (either the Company or its affiliate) generally will be entitled to claim a federal income tax deduction on the account of the exercise of a nonqualified stock option or stock appreciation right, the vesting of a stock award or other equity-based award and the settlement of performance units and incentive awards. Subject to Section 162(m) of the Code, the amount of the deduction generally is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the grant or vesting of LTIP Units, or the grant or exercise of an incentive stock option but may claim a federal income tax deduction on account of certain dispositions of shares acquired under an incentive stock option.

Proposed Fourth Amended 2014 Incentive Plans

This Proposal 1 requests stockholder approval of the Fourth Amended 2014 Incentive Plans as previously approved by our board of directors, which will reflect an aggregate of 6,800,000 shares authorized for issuance (an aggregate increase of 3,000,000 shares available for issuance).

Additional Shares Available for Issuance

When the Third Amended 2014 Incentive Plans were approved by stockholders in September 2018, they provided for the issuance of an aggregate of 3,800,000 shares (an increase of 2,250,000 shares from the limit of 1,550,000 in effect prior to such approval, all of which had previously been issued). As described in our proxy statement for the 2018 annual meeting of stockholders, the increased capacity under the Third Amended 2014 Incentive Plans was expected to provide sufficient additional shares for at least four (4) additional years, inclusive of potential payments of annual equity awards to our Executive Officers pursuant to their Executive Agreements, and annual equity grants to our independent directors. As reflected in the following table, on each of January 1, 2019 and January 1, 2020, the anticipated grants of LTIP Units were made under the Third Amended 2014 Incentive Plans to each of our Executive Officers pursuant to their Executive Agreements, and to each of our independent directors in payment of the equity portion of their annual retainer.

The following table further reflects additional issuances of an aggregate of 622,125 shares of our Class A Common Stock and LTIP Units under the Third Amended 2014 Incentive Plans during 2019 and 2020 to certain of our NEOs and our other Executive Officer, members of our non-executive management team, and other employees, which issuances were generally made in lieu of awards and other payments previously anticipated to be made in cash, and have served to further align the interests of the recipients with those of our stockholders. However, such additional issuances were not anticipated at the time of the adoption of the Third Amended 2014 Incentive Plans in September 2018, and have thus resulted in an earlier depletion of capacity under the Third Amended 2014 Incentive Plans than projected at that time. These additional issuances arose from, and were comprised of, the following:

1.	The election by five of our NEOs to accept payment of the Annual Cash Bonuses for fiscal year 2019 (to which each was entitled under their respective Executive Agreement) in the form of LTIP Units, rather than in cash, for which an aggregate of 348,117 additional LTIP Units were issued under the Third Amended 2014 Incentive Plans in April 2020. (In addition, five of our NEOs have made the same election with respect to their Annual Cash Bonuses payable for fiscal year 2020. If the stockholders approve the Fourth Amended 2014 Incentive Plans pursuant to this Proposal 1, the LTIP Units in payment of such Annual Cash Bonuses for 2020 will be issuable in March 2021 under the Fourth Amended 2014 Incentive Plans.)

2.	The election by each of R. Ramin Kamfar, our Chief Executive Officer and Chairman of our board of directors (“Mr. Kamfar”) and Jordan B. Ruddy, our Chief Operating Officer and President (“Mr. Ruddy”), to accept payment of certain portions of the respective annual base salaries for fiscal year 2020 to which each is entitled under their respective Executive Agreements (each, a “2020 Base Salary”) in the form of Company equity rather than in cash. Specifically, (i) Mr. Kamfar elected to accept payment of 97.0% of his 2020 Base Salary in the form of Company equity rather than in cash, and (ii) Mr. Ruddy elected to accept payment of (A) 66.7% of his 2020 Base Salary for the first quarter of 2020, and (B) 87.3% of his 2020 Base Salary for the second, third and fourth quarters of 2020, in the form of Company equity rather than in cash; with the remainder, in each case, payable in cash. The applicable portions of the 2020 Base Salaries of Messrs. Kamfar and Ruddy were paid via issuances under the Third Amended 2014 Incentive Plans (i) in April 2020, of an aggregate of 25,174 shares of the Company’s Class A Common Stock (for the first quarter of 2020), and (ii) in May 2020, of an aggregate of 27,111 LTIP Units (for the second quarter of 2020); with the remainder, in each case, paid in cash.

3.	The determination by Company management to pay annual bonuses for fiscal years 2018 and 2019 to certain members of the Company’s non-executive management team, and certain other employees, as grants of restricted shares of the Company’s Class A Common Stock or LTIP Units, rather than in cash. Such issuances were made under the Third Amended 2014 Incentive Plans (i) in April 2019, of an aggregate of 90,694 shares of Class A Common Stock (for annual bonuses payable for fiscal year 2018); and (ii) in April 2020, of an aggregate of 89,054 shares of Class A Common Stock and 46,075 LTIP Units (for annual bonuses payable for fiscal year 2019).

As a result, as of July 10, 2020, 2,022,630 of the shares available for issuance under the Third Amended 2014 Incentive Plans have been issued, leaving 227,370 shares available for issuance thereunder. If the stockholders approve this Proposal 1, the aggregate number of shares available for issuance under the Fourth Amended 2014 Incentive Plans will be increased by 3,000,000 shares (so that the aggregate number of shares authorized for issuance under the Fourth Amended 2014 Incentive Plans will be 6,800,000 shares). As discussed in more detail below, we anticipate that such an increase will provide for adequate shares for approximately three to four additional years. The following table reflects the activity that will have taken place since September 28, 2018 if this Proposal 1 is approved:

Shares Available For Future Grants
Shares available and reserved at inception of Third Amended 2014 Incentive Plans – September 28, 2018:	2,250,000
LTIP Units:
R. Ramin Kamfar(1)(2)(3)(4)	(640,897)
Jordan B. Ruddy(1)(2)(3)(5)	(250,527)
James G. Babb, III(1)(2)(3)	(217,289)
Ryan S. MacDonald(1)(2)(3)	(269,619)
Christopher J. Vohs(1)(2)	(44,416)
Michael DiFranco(2)	(51,444)
Michael L. Konig (through K&A)(1)(2)(3)	(239,599)
Brian D. Bailey(6)	(6.836)
Elizabeth Harrison(7)	(17,127)
Kamal Jafarnia(8)	(10,055)
I. Bobby Majumder(7)	(13,962)
Romano Tio(7)	(13,962)
Non-executive employees(11)	(46,075)
Restricted Class A Common Stock:
R. Ramin Kamfar(9)	(16,611)
Jordan B. Ruddy(10)	(8,563)
Non-executive employees(11)	(175,648)
Shares available under Third Amended 2014 Incentive Plans as of July 10, 2020:	227,370
Requested shares under Proposal 1:	3,000,000
Shares available under Fourth Amended 2014 Incentive Plans after authorized increase:(12)	3,227,370

(1)	On October 4, 2018, the following executive officers received the following grants of LTIP Units under the Third Amended 2014 Incentive Plans: 34,020 LTIP Units to Mr. Kamfar; 11,340 LTIP Units to Mr. Ruddy; 11,340 LTIP Units to Mr. Babb; 9,923 LTIP Units to Mr. MacDonald; 2,835 LTIP Units to Mr. Vohs; and 11,340 LTIP Units to Mr. Konig (collectively, the “Shortfall LTIP Units”). The Shortfall LTIP Units represented the remaining portion of the performance-based equity award for fiscal year 2018 to which each such executive officer was entitled pursuant to his Executive Agreement, the initial portion of which (each, an “Initial Long Term Performance Award”) was granted to each such executive officer on January 1, 2018 under the Second Amended 2014 Incentive Plans. Due to limitations on the number of LTIP Units then available for issuance under the Second Amended 2014 Incentive Plans, the Initial Long Term Performance Awards were, in aggregate, lower than those to which the recipients were entitled pursuant to the terms of their respective Executive Agreements. The increased capacity under the Third Amended 2014 Incentive Plans, as approved by stockholders on September 28, 2018, enabled the Company to issue the Shortfall LTIP Units thereunder.

(2)	On each of January 1, 2019 and January 1, 2020 (respectively), each of our executive officers received the following grants of LTIP Units under the Third Amended 2014 Incentive Plans in payment of the annual time- and performance-based equity awards to which each such executive officer was entitled pursuant to his Executive Agreement: 190,631 and 314,373 LTIP Units to Mr. Kamfar; 69,679 and 94,312 LTIP Units to Mr. Ruddy; 69,679 and 66,647 LTIP Units to Mr. Babb; 69,679 and 125,749 LTIP Units to Mr. MacDonald; 20,707 and 20,874 LTIP Units to Mr. Vohs; 26,294 and 25,150 LTIP Units to Mr. DiFranco; and 69,679 and 94,312 LTIP Units to Mr. Konig.

(3)	On April 15, 2020, the following executive officers received the following grants of LTIP Units under the Third Amended 2014 Incentive Plans in payment, in lieu of cash, of the Annual Cash Bonus for the fiscal year ended December 31, 2019 (each, a “2019 Annual Bonus”) to which each such executive officer was entitled pursuant to his Executive Agreement: 85,690 LTIP Units to Mr. Kamfar; 64,268 LTIP Units to Mr. Ruddy; 69,623 LTIP Units to Mr. Babb; 64,268 LTIP Units to Mr. MacDonald; and 64,268 LTIP Units to Mr. Konig. With the authorization of the compensation committee and at the prospective election of each such executive officer, all such 2019 Annual Bonuses were paid in the form of LTIP Units, rather than in cash.

(4)	On May 22, 2020, Mr. Kamfar received a grant of 16,183 LTIP Units under the Third Amended 2014 Incentive Plans in payment of 97.0% of the portion of the annual base salary payable to Mr. Kamfar for the period from April 1, 2020 through June 30, 2020.

(5)	On May 22, 2020, Mr. Ruddy received a grant of 10,928 LTIP Units under the Third Amended 2014 Incentive Plans in payment of 87.3% of the portion of the annual base salary payable to Mr. Ruddy for the period from April 1, 2020 through June 30, 2020.

(6)	On January 1, 2019, Mr. Bailey, then one of our independent directors, received a grant of 6,836 LTIP Units under the Third Amended 2014 Incentive Plans.

(7)	On each of January 1, 2019 and January 1, 2020, each of Ms. Harrison, Mr. Majumder and Mr. Tio, as independent directors, received grants of 6,836 and 7,126 LTIP Units, respectively, under the Third Amended 2014 Incentive Plans.

(8)	On each of August 9, 2019 and January 1, 2020, Mr. Jafarnia, as an independent director, received grants of 2,929 and 7,126 LTIP Units, respectively, under the Third Amended 2014 Incentive Plans.

(9)	On April 15, 2020, Mr. Kamfar received a grant of 16,611 shares of Class A Common Stock under the Third Amended 2014 Incentive Plans in payment of 97.0% of the portion of the annual base salary payable to Mr. Kamfar for the period from January 1, 2020 through March 31, 2020.

(10)	On April 15, 2020, Mr. Ruddy received a grant of 8,563 shares of Class A Common Stock under the Third Amended 2014 Incentive Plans in payment of 66.7% of the portion of the annual base salary payable to Mr. Ruddy for the period from January 1, 2020 through March 31, 2020.

(11)	On each of April 1, 2019 and April 1, 2020, the Company made grants in the aggregate respective amounts of 90,694 and 89,054 shares of Class A Common Stock, and no and 46,075 LTIP Units, under the Third Amended 2014 Incentive Plans, which aggregate amounts were allocated among various non-executive Company employees. Totals are net of forfeitures by non-executive Company employees of 4,100 shares.

(12)	If the stockholders approve this Proposal 1, an aggregate of 3,227,370 shares will be available for issuance under the Fourth Amended 2014 Incentive Plans.

Appraisal Rights

Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the approval of the Fourth Amended 2014 Incentive Plans. Accordingly, to the extent that you object to the Fourth Amended 2014 Incentive Plans, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of Common Stock under the provisions of Maryland law governing appraisal rights.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve the Fourth Amended 2014 Incentive Plans pursuant to this Proposal 1.

For purposes of the vote on this Proposal 1, both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

However, under the NYSE American rules, brokers do not have discretion to vote on this Proposal 1 without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will be obligated to deliver a non-vote.  Broker non-votes and other shares not voted will not be counted as votes cast, and will therefore have no effect on the result of the vote on this Proposal 1.

In addition, under the NYSE American rules, abstentions will be counted as votes cast, and will therefore have the same effect as votes “against” this Proposal 1.

As such, holders of our Common Stock are urged to vote “FOR” Proposal 1, or to instruct their brokers to do so on their behalf.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE FOURTH AMENDED 2014 INCENTIVE PLANS.

PROPOSAL 2

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will vote on the election of all five members of our board of directors. Our charter and bylaws provide that the number of our directors may be established by a majority of the entire board of directors but may not be fewer than the minimum number required by the Maryland General Corporation Law. Our bylaws further provide that the number of our directors may not be more than fifteen (15). We currently have the following five (5) directors, including four independent directors: R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The term of each such incumbent director expires at the Annual Meeting and when his or her respective successor is duly elected and qualifies.

Effective June 10, 2020, upon the recommendation of the nominating and corporate governance committee (which is comprised solely of independent directors), our board of directors nominated incumbent directors R. Ramin Kamfar, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio to stand for re-election for the five director positions at the Annual Meeting, with each to hold office until our annual meeting of stockholders in 2021 and until his or her respective successor is duly elected and qualifies.

Each of the five nominees has consented to serve until the 2021 annual meeting of stockholders and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, our board of directors may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the substitute nominee designated by our board of directors. Alternatively, our board of directors may reduce the size of the board of directors, or leave the position vacant.

Nominees for Election — Directors’ Backgrounds and Qualifications

We have provided below certain information about each nominee for election as a director.

Name	Position(s)	Age*	Year First Became a Director
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer	56	2008
I. Bobby Majumder	Independent Director	51	2009
Romano Tio	Independent Director	60	2009
Elizabeth Harrison	Independent Director	55	2018
Kamal Jafarnia	Independent Director	53	2019

* As of July 1, 2020.

R. Ramin Kamfar has served as a member of our board of directors, including as Chairman of the Board, since August 2008.

Mr. Kamfar serves as our Chairman of the Board and as our Chief Executive Officer. Mr. Kamfar has served as our Chairman of the Board since August 2008, and also served as our President from April 2014 until October 2017. Mr. Kamfar also served as Chief Executive Officer of our former advisor, Bluerock Multifamily Advisor, LLC, from August 2008 to February 2013. He has also served as the Chairman of the Board and Chief Executive Officer of Bluerock since its inception in October 2002, where he has overseen the acquisition and development of approximately 30,800 apartment units, and over 2.5 million square feet of office space. In addition, Mr. Kamfar has served as Chairman of the Board of Trustees and as a Trustee of Bluerock Total Income + Real Estate Fund, a closed-end interval fund organized by Bluerock, since 2012. Mr. Kamfar has approximately 30 years of experience in various aspects of real estate, mergers and acquisitions, private equity investing, investment banking, and public and private financings. From 1988 to 1993, Mr. Kamfar worked as an investment banker at Lehman Brothers Inc., New York, New York, where he specialized in mergers and acquisitions and corporate finance. In 1993, Mr. Kamfar left Lehman to focus on private equity transactions. From 1993 to 2002, Mr. Kamfar executed a growth/consolidation strategy to build a startup into a leading public company in the ‘fast casual’ market now known as Einstein Noah Restaurant Group, Inc. with approximately 800 locations and $400 million in gross revenues. From 1999 to 2002, Mr. Kamfar also served as an active investor, advisor and member of the Board of Directors of Vsource, Inc., a technology company subsequently sold to Symphony House (KL: SYMPHNY), a leading business process outsourcing company focused on the Fortune 500 and Global 500. Mr. Kamfar received an M.B.A. degree with distinction in Finance in 1988 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with distinction in Finance in 1985 from the University of Maryland located in College Park, Maryland.

Mr. Kamfar’s knowledge of the Company based on his years of service, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Kamfar should continue to serve as a member of our board of directors.

I. Bobby Majumder has served as one of our independent directors since January 2009.

In addition, since May 2017, Mr. Majumder has served as our lead independent director and presides over executive sessions of our non-employee directors. Mr. Majumder is a partner at the law firm of Reed Smith, where he serves as the Managing Partner of the firm’s Dallas office and firmwide Co-Chair of the firm’s India practice. Mr. Majumder specializes in corporate and securities transactions with an emphasis on the representation of underwriters, placement agents and issuers in both public and private offerings, private investment in public equity (PIPE) transactions and venture capital and private equity funds. Prior to Reed Smith, Mr. Majumder was a partner at the law firm of Perkins Coie from March 2013 to May 2019. Prior to Perkins Coie, Mr. Majumder was a partner in the law firm of K&L Gates LLP from May 2005 to March 2013. From January 2000 to April 2005, Mr. Majumder was a partner at the firm of Gardere Wynne Sewell LLP. Through his law practice, Mr. Majumder has gained significant experience relating to the acquisition of a number of types of real property assets including raw land, improved real estate and oil and gas interests. Mr. Majumder also has served as an independent Trustee on the Board of Trustees of Bluerock Total Income + Real Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. He is an active member of the Park Cities Rotary Club, a charter member of the Dallas Chapter of The Indus Entrepreneurs and an Associates Board member of the Cox School of Business at Southern Methodist University. Mr. Majumder received a J.D. degree in 1993 from Washington and Lee University School of Law, located in Lexington, Virginia, and a B.A. degree in 1990 from Trinity University, located in San Antonio, Texas.

Mr. Majumder’s experience as a partner at Reed Smith and his legal education, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Majumder should continue to serve as a member of our board of directors.

Romano Tio has served as one of our independent directors since January 2009.

In addition, from February 2016 to May 2017, Mr. Tio served as our lead independent director and presided over executive sessions of our non-employee directors. Mr. Tio serves as Senior Managing Director at Ackman-Ziff, an institutional real estate capital advisory firm. From May 2009 to June 2017, Mr. Tio served as Managing Director of RM Capital Management LLC, a boutique real estate investment and advisory firm. From January 2008 to May 2009, Mr. Tio served as a Managing Director and co-head of the commercial real estate efforts of HCP Real Estate Investors, LLC, an affiliate of Harbinger Capital Partners Funds, a $10+ billion private investment firm specializing in event/distressed strategies. From August 2003 until December 2007, Mr. Tio was a Managing Director at Carlton Group Ltd., a boutique real estate investment banking firm where he was involved in over $2.5 billion worth of commercial real estate transactions. Earlier in his career, Mr. Tio was involved in real estate sales and brokerage for 25 years. Mr. Tio also has served as an independent Trustee of the Board of Trustees of Bluerock Total Income + Real Estate Fund, a closed-end interval fund organized by Bluerock, since July 2012. Mr. Tio served as an independent member of the Board of Directors of Yangtze River Development Ltd. from January 2016 until February 2017. Mr. Tio received a B.S. degree in Biochemistry in 1982 from Hofstra University located in Hempstead, New York.

Mr. Tio’s knowledge of the real estate industry, as well as the experience noted above, led the nominating and corporate governance committee to conclude Mr. Tio should continue to serve as a member of our board of directors.

Elizabeth Harrison has served as one of our independent directors since July 2018.

Ms. Harrison has over 23 years of branding and marketing experience. Ms. Harrison serves as the CEO and Principal of Harrison & Shriftman (“H&S”), a full-service marketing, branding and public relations agency with offices in New York, Miami and Los Angeles, which she co-founded in 1995. In 2003, Ms. Harrison organized the sale of H&S to Omnicom Group (NYSE: OMC), a leading global marketing and corporate communications company, and continued to serve as CEO where she is responsible for the company’s operations and strategic development, while overseeing communications, partnerships and marketing for clients that include real estate developers, luxury hotel properties and travel technology companies on a global level. In 2011, H&S became the complementary sister-agency of Ketchum, a leading global communications consultancy. Ms. Harrison is the co-author of several books and is frequently invited to share her luxury branding expertise at high-profile conferences and summits, most recently including Harvard’s 5th Annual CEO Roundtable: Building Leading Brands and Driving Growth. Ms. Harrison has also served as a panelist for Step Up Women’s Network’s “View from the Top” seminar. Ms. Harrison has served on the boards of Love Heals and the Alison Gertz Foundation for AIDS Education, and also works closely with the Ars Nova Theater Group. Ms. Harrison received a B.A. degree in 1986 from Sarah Lawrence College, located in Bronxville, New York.

Ms. Harrison’s extensive leadership and entrepreneurial experience, background in luxury branding and marketing, and additional experience noted above led the nominating and corporate governance committee to conclude Ms. Harrison should continue to serve as a member of our board of directors.

Kamal Jafarnia has served as one of our independent directors since June 2019.

Mr. Jafarnia currently serves as General Counsel and Chief Compliance Officer at Artivest Holdings, Inc., which position he has held since October 2018, and as Chief Compliance Officer for the Altegris KKR Commitments Fund. Prior to Artivest, Mr. Jafarnia served as Managing Director for Legal and Business Development at Provasi Capital Partners LP. Prior to that, from October 2014 to December 2017, he served as Senior Vice President of W.P. Carey Inc. (NYSE: WPC), as well as Senior Vice President and Chief Compliance Officer of Carey Credit Advisors, Inc. and as Chief Compliance Officer and General Counsel of Carey Financial, LLC. Prior to joining W. P. Carey Inc., Mr. Jafarnia served as Counsel to two American Lawyer Global 100 law firms in New York. From March 2014 to October 2014, Mr. Jafarnia served as Counsel in the REIT practice group at the law firm of Greenberg Traurig, LLP. From August 2012 to March 2014, Mr. Jafarnia served as Counsel in the Financial Services & Products Group and was a member of the REIT practice group of Alston & Bird, LLP. Between 2006 and 2012, Mr. Jafarnia served as a senior executive, in-house counsel, and Chief Compliance Officer for several alternative investment program sponsors, including, among others, American Realty Capital, a real estate investment program sponsor, and its affiliated broker-dealer, Realty Capital Securities, LLC. In addition, Mr. Jafarnia has served as a non-executive independent member of the board of directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) since January 2013. Mr. Jafarnia received an LL.M. in Securities and Financial Regulation in 2011 from Georgetown University Law Center, located in Washington, D.C., a J.D. degree in 1992 from Temple University, located in Philadelphia, Pennsylvania, and a B.A. degree in Economics and Government in 1988 from the University of Texas at Austin.

Mr. Jafarnia’s legal background and public company experience, as well as the additional experience described above, led the nominating and corporate governance committee to conclude Mr. Jafarnia should continue to serve as a member of our board of directors.

The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required

Under our bylaws, the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present is required for the election of directors. This means that the director nominees with the most votes are elected, up to the number of directors to be elected. Because the number of director nominees does not exceed the number of board seats, a director nominee need only receive a single “for” vote to be elected. “Withhold” votes and broker non-votes will have no effect on the outcome of the election, but they will count toward the establishment of a quorum. If an incumbent director nominee fails to receive the required number of votes for reelection, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualifies.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” ALL FIVE NOMINEES
LISTED FOR ELECTION AS DIRECTORS.

CORPORATE GOVERNANCE

The Board of Directors

We operate under the direction of our board of directors. The board of directors oversees our operations and makes all major decisions concerning our business.

Board Leadership Structure

The board of directors is currently composed of R. Ramin Kamfar, our Chief Executive Officer, and four independent directors: Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio. The board composition and our corporate governance guidelines ensure strong oversight by independent directors. The board of directors’ audit committee, compensation committee and nominating and corporate governance committee are each composed entirely of independent directors, while the board of directors’ investment committee is composed of one of our Executive Officers and two independent directors. The board of directors is led by Mr. Kamfar, who has served as Chairman of the Board since our inception in 2008. Mr. Kamfar also served as our Chief Executive Officer and the Chief Executive Officer of our former advisor, Bluerock Multifamily Advisor, LLC, from our inception in 2008 until February 2013. As Chairman of the Board, Mr. Kamfar is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. As Chief Executive Officer, Mr. Kamfar manages our business under the direction of the board of directors and implements our policies as determined by the board of directors. Pursuant to our corporate governance guidelines, the board of directors does not require the role of the Chairman of the Board and Chief Executive Officer to be separated. However, our corporate governance guidelines do require the appointment of a lead independent director if the Chairman of the Board is not an independent director. Our lead independent director is I. Bobby Majumder, an independent director since January 2009, who was elected lead independent director by the nominating and corporate governance committee (comprised solely of the independent members of our board of directors). The role of our lead independent director includes the following duties:

•	call meetings of the independent directors, as needed;

•	develop the agendas for meetings of the independent directors;

•	preside at executive sessions of the independent directors;

•	confer regularly with the Chief Executive Officer; and

•	serve as a liaison between the Chief Executive Officer and the independent directors.

The Role of the Board of Directors in our Risk Oversight Process

Our Executive Officers are responsible for the day-to-day management of risks faced by the Company, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, our entire board reviews information regarding the Company’s liquidity, borrowings, operations, legal and regulatory compliance and actual and expected material developments in our business, as well as the risks associated with each. In addition, each year the board of directors reviews our investment strategies and objectives and their continued viability, and each quarter the directors review variances in major line items between our current results and our budget from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our property portfolio. The audit committee oversees risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The investment committee oversees risk management with respect to specific real estate investments proposed by management and our investment policies and procedures. The compensation committee reviews and approves, on an annual basis, the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any, evaluating our Chief Executive Officer’s performance in light of such goals. The compensation committee further reviews and approves, on an annual basis, the compensation, if any, of all of our other officers, and also administers our incentive compensation equity-based plans. The nominating and corporate governance committee is responsible for identifying and recommending to our full board of directors qualified candidates for election as directors, developing and recommending to our board of directors corporate governance guidelines, and implementing and monitoring such guidelines. Although the audit committee, investment committee, compensation committee and nominating and corporate governance committee are responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through reporting by each such committee about such risks, as well as through regular reports directly from the Executive Officers responsible for oversight of particular risks within the Company.

Director Independence

A majority of the members of our board of directors, and all of the members of our audit committee, are “independent.” One of our current directors, R. Ramin Kamfar, is affiliated with us and we do not consider Mr. Kamfar to be an independent director. Our other current directors, Elizabeth Harrison, Kamal Jafarnia, I. Bobby Majumder and Romano Tio, qualify as “independent directors” as defined under the rules of the New York Stock Exchange American. Messrs. Majumder and Tio each serve as an independent Trustee of the Board of Trustees of Bluerock Total Income + Real Estate Fund, a closed-end interval fund organized by Bluerock (“TI+”). Serving as a director or trustee of, or having an ownership interest in, another program sponsored by Bluerock will not, by itself, preclude independent director status. None of these directors has ever served as (or is related to) an employee of ours or any of our predecessors or acquired companies or received or earned any compensation from us or any such other entities except for compensation directly related to service as a director of us or TI+. The board of directors has determined that Ms. Harrison and Messrs. Jafarnia, Majumder and Tio each satisfy the criteria necessary to qualify as an “independent director.” Therefore, we believe that all of these directors are independent directors.

Nomination of Directors

Our nominating and corporate governance committee, which consists of three of our independent directors, has adopted a nominating and corporate governance committee charter that details the committee’s principal functions. These functions include identifying and recommending to our full board of directors qualified candidates for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders. Our bylaws provide that nominations of individuals for election to the board of directors at an annual meeting of stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at time of giving the advance notice required by our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice procedures of our bylaws. Nominations of individuals for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is a stockholder of record at the record date set by the board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by our bylaws and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of our bylaws.

Board Membership Criteria

As a real estate investment trust that focuses on developing and acquiring a diversified portfolio of institutional-quality highly amenitized apartment communities, the Company’s business involves a wide range of real estate, financing, accounting, management and financial reporting issues. In light of the Company’s business and structure, the full board of directors annually reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors, and the nominating and corporate governance committee considers the experience, mix of skills, and other qualities of the directors and nominees with respect to all director nominations to ensure appropriate board composition. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries, accounting or financial management expertise, or marketing and branding experience. Our nominating and corporate governance committee and board of directors seek to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board. In particular, the nominating and corporate governance committee and board of directors believe that directors and nominees with the following qualities and experiences can assist in meeting this goal:

•	Senior Leadership Experience. Directors with experience in significant leadership positions provide the Company with perspective in analyzing, shaping and overseeing the execution of operational, organizational and strategic issues at a senior level. Further, such persons have a practical understanding of balancing operational and strategic goals and risk management.

•	Business Entrepreneurship and Transactional Experience. Directors who have a background in entrepreneurial businesses and growth transactions can provide insight into developing and implementing strategies for partnering in joint ventures and/or growing via mergers and acquisitions. Further, such directors have a practical understanding of the valuation of transactions and business opportunities and management’s plans for integration with existing operations.

•	Financial and Accounting Experience. An understanding of the financial markets, corporate finance, accounting requirements and regulations and accounting and financial reporting processes allows directors to understand, oversee and advise management with respect to the Company’s operating and strategic performance, capital structure, financing and investing activities, financial reporting and internal control of such activities. The Company seeks to have a number of directors who qualify as audit committee financial experts and expects all of its directors to be financially knowledgeable.

•	Real Estate Experience. An understanding of real estate issues, particularly with respect to real estate investment trusts, real estate development and apartment communities, brings critical industry-specific knowledge and experience to our board of directors. Education and experience in the real estate industry is useful in understanding the Company’s acquisition and development of apartment communities and the competitive landscape of our industry.

•	Marketing and Branding Experience. Directors with extensive marketing, branding and communications experience can offer advice and insights with regard to strategic, operational and financial aspects of the Company’s integrated and digital marketing. A background in brand management, customer engagement and e-commerce is valuable to the Company’s development and implementation of strategies to strengthen our branding and marketing initiatives and build our overall brand position.

Other considerations in director nominations include the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that those nominated to serve as independent directors will be individuals who possess a reputation and hold positions or affiliations befitting a director of a publicly held company and who are actively engaged in their occupations or professions. The board of directors reviewed these criteria in connection with director nominations for the Annual Meeting, and determined that each of the nominees for election to our board of directors satisfies these criteria.

A vacancy in our board of directors may be filled only by the vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies or until his or her earlier death, resignation or removal. Any director may resign at any time. Our charter further provides that any or all of our directors may be removed from office for cause, and then only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors. For these purposes, “cause” means, with respect to any particular director, conviction of a felony or final judgment of a court of competent jurisdiction holding that such director caused demonstrable material harm to us through bad faith or active and deliberate dishonesty.

Each director will serve a term beginning on the date of his or her election and ending on the next annual meeting of the stockholders and when his or her successor is duly elected and qualifies. Under our bylaws, in order to be elected as a director, a director nominee must receive the affirmative vote of a plurality of all votes cast at a meeting at which a quorum is present. However, because holders of Common Stock have no right to cumulative voting for the election of directors, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of Common Stock will be able to elect all of the directors.

Board and Committee Meetings and Director Attendance

During 2019, the board of directors held six (6) separate meetings. Also during 2019, the audit committee held ten (10) separate meetings, the compensation committee held four (4) separate meetings and the nominating and corporate governance committee held six (6) separate meetings. The foregoing totals do not include board of directors or committee action taken by written consent. Each of our directors attended at least 83% of all meetings of the board of directors held during the period for which he or she served as a director, and at least 90% of all meetings held by all committees of the board of directors on which he or she served during the periods in which he or she served. Two directors were each unable to attend one meeting of the audit committee and one director was unable to attend one meeting of the board of directors. For biographical information regarding our directors, see “Nominees for Election — Directors’ Backgrounds and Qualifications” above.

Director Attendance at Annual Meetings

Although we have no policy with regard to attendance by the members of the board of directors at our annual meetings, we invite and encourage all members of the board of directors to attend our annual meetings to foster communication between stockholders and the board of directors. All five members of our board of directors serving at the time attended our 2019 annual meeting of stockholders.

Committees of the Board of Directors

The board of directors has established four committees: an audit committee, an investment committee, a compensation committee and a nominating and corporate governance committee. All of our committees consist solely of independent directors, except that R. Ramin Kamfar, our Chief Executive Officer and Chairman of our board of directors, serves on the investment committee. The principal functions of these committees are briefly described below. Our board of directors may from time to time establish other committees to facilitate our management.

Audit Committee

Our board of directors has established an audit committee, which is comprised of three of our independent directors: I. Bobby Majumder, Kamal Jafarnia, and Romano Tio. In June 2019, in connection with his resignation from his position as a director of the Company, Brian D. Bailey resigned as chairman and a member of the audit committee, effective June 21, 2019. On June 21, 2019, Mr. Majumder, who has previously served as chairman of the audit committee, was appointed to again serve as chairman, and Mr. Jafarnia was appointed to serve as a member, of the audit committee. Mr. Majumder is the chairman of our audit committee, and is designated as the audit committee financial expert as defined by the applicable rules promulgated by the SEC and the NYSE American corporate governance listing standards.

The audit committee meets on a regular basis, at least quarterly and more frequently as necessary. The audit committee’s primary functions are:

•	to evaluate and approve the audit and non-audit services and fees of our independent registered public accounting firm;

•	to periodically review the auditors’ independence; and

•	to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, management’s system of internal controls and procedures, and the audit and financial reporting process.

The audit committee also reviews and approves certain related party transactions, as described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter, as updated and revised by the audit committee, dated as of March 26, 2014.

The audit committee charter is available on our web site at https://ir.bluerockresidential.com/ governance-documents.

Investment Committee

Our board of directors has established an investment committee, which is comprised of Romano Tio, Kamal Jafarnia, and R. Ramin Kamfar. Mr. Tio is the chairman of our investment committee. In June 2019, in connection with his resignation from his position as a director of the Company, Mr. Bailey resigned as a member of the investment committee, effective June 21, 2019, and on June 21, 2019, Mr. Jafarnia was appointed to serve as a member of the investment committee. The board of directors has delegated to the investment committee the authority (1) to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all other investments in real estate consistent with our investment policy (each, an “Investment Transaction”) involving an equity investment amount equal to or in excess of ten percent (10%) of our Company equity at the time of consideration, and (2) to review our investment policies and procedures on an ongoing basis and recommend any changes to our board of directors.

Our board of directors has further delegated to a management committee comprised of members of our executive management team the authority (1) to approve Investment Transactions involving an equity investment amount of less than ten percent (10%) of our Company equity at the time of consideration, and (2) to review and recommend potential investments equal to or in excess of the 10% threshold for consideration by the investment committee. If the members of the investment committee or the management committee (as applicable) approve a given investment, then management will be directed to make such investment on our behalf, if such investment can be completed on terms approved by the applicable committee.

The investment committee charter is available on our web site at https://ir.bluerockresidential.com/ governance-documents.

Compensation Committee

Our board of directors has established a compensation committee, which is comprised of three of our independent directors: Romano Tio, Elizabeth Harrison, and I. Bobby Majumder. Mr. Tio is the chairman of our compensation committee. In June 2019, in connection with his resignation from his position as a director of the Company, Mr. Bailey resigned as chairman and a member of the compensation committee, effective June 21, 2019, and on June 21, 2019, Mr. Tio was appointed to serve as a member and as chairman of the compensation committee. Our compensation committee charter details the principal functions of the compensation committee. These functions include:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation; evaluating our Chief Executive Officer’s performance in light of such goals and objectives; and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other Executive Officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The compensation committee charter is available on our web site at https://ir.bluerockresidential.com/ governance-documents.

Compensation Committee Interlocks and Insider Participation

Our compensation committee is comprised of three of our independent directors. None of these individuals has at any time served as an officer or employee of the Company. None of our Executive Officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee.

Nominating and Corporate Governance Committee

Our board of directors has established a nominating and corporate governance committee, which is comprised of three of our independent directors: I. Bobby Majumder, Elizabeth Harrison, and Romano Tio. Mr. Majumder is the chairman of our nominating and corporate governance committee. Our nominating and corporate governance committee charter details the principal functions of the nominating and corporate governance committee. These functions include:

•	identifying and recommending qualified candidates to our full board of directors for election as directors, and recommending nominees for election as directors at the annual meeting of stockholders;

•	developing and recommending corporate governance guidelines to our board of directors, and implementing and monitoring such guidelines;

•	reviewing and making recommendations on matters involving the general operation of our board of directors, including board size and composition, and committee composition and structure;

•	recommending nominees for each committee of our board of directors to our board of directors;

•	annually facilitating the assessment of our board of directors’ performance as a whole and of the individual directors, as required by applicable law, regulations and the NYSE American corporate governance listing standards; and

•	overseeing our board of directors’ evaluation of management.

The nominating and corporate governance committee may form and delegate authority to subcommittees in its discretion, provided that such subcommittees must be composed entirely of independent directors, and each such subcommittee must have its own charter setting forth its purpose and responsibilities. The nominating and corporate governance committee charter is available on our web site at https://ir.bluerockresidential.com/governance-documents.

Contacting the Board of Directors

Any stockholder who desires to contact members of the board of directors may do so by writing to: Bluerock Residential Growth REIT, Inc. Board of Directors, 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the board of directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the audit committee for review.

Executive Officers

The following table sets forth our Executive Officers, followed by biographical information regarding each Executive Officer who is not also a director.

Name	Position(s)	Age*	Year First Became a Director
R. Ramin Kamfar	Chairman of the Board, Chief Executive Officer	56	2008
Jordan B. Ruddy	Chief Operating Officer and President	57	N/A
James G. Babb	Chief Investment Officer	55	N/A
Ryan S. MacDonald	Chief Acquisitions Officer	37	N/A
Michael L. Konig	Chief Legal Officer and Secretary	59	N/A
Christopher J. Vohs	Chief Financial Officer and Treasurer	44	N/A
Michael DiFranco	Executive Vice President, Operations	55	N/A

*As of July 1, 2020.

Jordan B. Ruddy, Chief Operating Officer and President.   Mr. Ruddy serves as our Chief Operating Officer and President. Mr. Ruddy also served as the President of our former Manager from February 2013 to October 2017. Mr. Ruddy joined Bluerock in 2002 and has continuously served in various senior management capacities for it and its affiliates, including as Bluerock’s President until January 2013, as President of Bluerock Total Income + Real Estate Fund and co-portfolio manager for its advisor of since October of 2013. Mr. Ruddy has approximately 30 years of experience in real estate acquisitions, financings, management and dispositions. From 2000 to 2001, Mr. Ruddy served as a real estate investment banker at Banc of America Securities LLC. From 1997 to 2000, Mr. Ruddy served as Vice President of Amerimar Enterprises, a real estate company specializing in value-added investments nationwide, where he managed acquisitions, financings, leasing, asset management and dispositions involving over 1.5 million square feet of commercial and multifamily real estate. From 1995 to 1997, Mr. Ruddy served as a real estate investment banker at Smith Barney Inc. From 1988 to 1993, Mr. Ruddy served in the real estate department of The Chase Manhattan Bank, most recently as a Second Vice President. Mr. Ruddy received an M.B.A. degree in Finance and Real Estate in 1995 from The Wharton School of the University of Pennsylvania, located in Philadelphia, Pennsylvania, and a B.S. degree with high honors in Economics in 1986 from the London School of Economics, located in London, England.

James G. Babb, III, Chief Investment Officer.   Mr. Babb serves as our Chief Investment Officer. Mr. Babb previously served as Chief Investment Officer of our former Manager from November 2013 until October 2017, as a director of the Company until April 2, 2014, as our Chief Investment Officer from July 2008 until November 2013, as our President from July 2008 until August 2012, and as the President of our former advisor from July 2008 until February 2013. Mr. Babb joined Bluerock in 2007 and served as its Chief Investment Officer through October 2017, and as a Trustee of Bluerock Total Income + Real Estate Fund from 2012 until November 2019. He has been involved exclusively in real estate acquisition, management, financing and disposition for approximately 30 years. From 1992 to August 2003, Mr. Babb helped lead the residential and office acquisitions initiatives for Starwood Capital Group, or Starwood Capital. Starwood Capital was formed in 1992 and during his tenure raised and invested funds on behalf of institutional investors through seven private real estate funds, which in the aggregate ultimately invested approximately $8 billion in approximately 250 separate transactions and was also active in Starwood Capital’s efforts to expand its platform to invest in Europe. From August 2003 to July 2007, Mr. Babb founded Bluepoint Capital, LLC, a private real estate investment company focused on the acquisition, development and/or redevelopment of residential and commercial properties. Mr. Babb received a B.A. degree in Economics in 1987 from the University of North Carolina at Chapel Hill.

Ryan S. MacDonald, Chief Acquisitions Officer.   Mr. MacDonald serves as our Chief Acquisitions Officer. Mr. MacDonald joined Bluerock in 2008 and has continuously served in various senior acquisition and disposition capacities for it and its affiliates, including as Senior Vice President — Investments of our former Manager from November 2013 through February 2016, and as Managing Director — Investments for our former Manager from March 2016 through October 2017. To date, with Bluerock, Mr. MacDonald has been involved with real estate transactions with an aggregate value of approximately $5.7 billion. Prior to joining Bluerock, from 2006 to 2008, Mr. MacDonald was an Analyst for PNC Realty Investors (formerly Mercantile Real Estate Advisors), where he served as part of an investment team that made more than $1.2 billion in investments within all tranches of the capital structure. From 2005 to 2006, Mr. MacDonald served in a corporate development role at Mercantile Bankshares, where he worked with Executive Management focusing on high level strategic initiatives for the $6 billion bank. Mr. MacDonald received a B.A. in Economics in 2005 from the University of Maryland, College Park.

Michael L. Konig, Chief Legal Officer and Secretary.   Mr. Konig, through his wholly-owned limited liability company, Konig & Associates, LLC, serves as our Chief Legal Officer and Secretary. Previously, Mr. Konig served as Chief Operating Officer, General Counsel and Secretary of both our Company and our former Manager from November 2013 through October 2017, and as Senior Vice President and General Counsel of our Company and our former advisor from August 2008 through November 2013. Mr. Konig joined Bluerock in 2004 and has continuously served in various senior legal and management capacities for it and its affiliates, including as General Counsel of Bluerock, and served as Chief Legal Officer of the advisor of Bluerock Total Income + Real Estate Fund from October 2012 through May 2018. Mr. Konig has over 25 years of experience in law and business. Mr. Konig was an attorney at the firms of Ravin Sarasohn Cook Baumgarten Fisch & Baime from September 1987 to September 1989, and Greenbaum Rowe Smith & Davis from September 1989 to March 1997, representing borrowers and lenders in numerous financing transactions, primarily involving real estate, distressed real estate and Chapter 11 reorganizations, as well as a broad variety of litigation and corporate law matters. From 1998 to 2002, Mr. Konig served as legal counsel, including as General Counsel, at New World Restaurant Group, Inc. (now known as Einstein Noah Restaurant Group, Inc.). From 2002 to December 2004, Mr. Konig served as Senior Vice President of Roma Food Enterprises, Inc. where he led operations and the restructuring and sale of the privately held company with approximately $300 million in annual revenues. Mr. Konig received a J.D. degree cum laude in 1987 from California Western School of Law, located in San Diego, California, an M.B.A. degree in Finance in 1988 from San Diego State University and a Bachelor of Commerce degree in 1982 from the University of Calgary.

Christopher J. Vohs, Chief Financial Officer and Treasurer.   Mr. Vohs serves as our Chief Financial Officer and Treasurer. Mr. Vohs previously served as our Chief Accounting Officer and Treasurer from August 2013 through October 2017. Mr. Vohs joined Bluerock in July 2010 and has continuously served in various senior accounting and financial capacities for it and its affiliates, including as Bluerock’s Chief Accounting Officer from July 2010 until October 2017. In his role as Chief Accounting Officer for Bluerock and our former advisor, Bluerock Multifamily Advisor, LLC, and our former Manager, all of which are affiliates of our Company, Mr. Vohs has been responsible for the oversight of all financial recordkeeping and reporting aspects of those companies. Previously, Mr. Vohs served as Corporate Controller for Roberts Realty Investors, Inc., a public multifamily REIT based in Atlanta, Georgia, from March 2009 to July 2010, where he was responsible for the accounting and financial reporting for the REIT. From October 2004 to March 2009, Mr. Vohs worked at Pulte Homes, a nationwide builder of single family homes, in various financial roles, including as Internal Audit Manager & Asset Manager and later as Vice President of Finance for Pulte’s Orlando and Southeast Florida operations. As Vice President of Finance, Mr. Vohs was responsible for all finance, accounting, and administrative operations of the division. From January 1999 to October 2004, Mr. Vohs worked as an Audit Manager for Deloitte & Touche, an international professional services firm, where he earned his CPA certification and focused on mid-size to large private and public companies in the manufacturing, finance, and communications industries. Mr. Vohs received his B.A. degree in Accounting from Michigan State University in 1998.

Michael DiFranco, Executive Vice President, Operations.   Mr. DiFranco serves as our Executive Vice President, Operations. Mr. DiFranco joined the Company in November 2018. In his role as Executive Vice President, Operations, Mr. DiFranco is responsible for the operational and financial performance of the Company’s multi-family housing portfolio. Prior to joining the Company, from 2005 to 2016, Mr. DiFranco held several roles of increasing responsibilities with Apartment & Investment Management Company (NYSE: AIV), including serving four years as Senior Vice President of Financial Operations. From 2016 to 2018, Mr. DiFranco served as Senior Vice President of Financial Operations with The Irvine Company Apartment Communities, overseeing Revenue Management, Business Intelligence and Portfolio Management. Mr. DiFranco received a B.A in Business from Texas A&M University, College Station in 1990, an M.B.A. from The University of Texas at Austin in 1998 and an M.S. in Information Systems from The University of Colorado, Denver in 2001.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Discussion and Analysis

Our Compensation Discussion and Analysis describes our compensation program, objectives and policies for our Named Executive Officers, or NEOs, for fiscal year 2019. Our NEOs for fiscal year 2019 were R. Ramin Kamfar, Chief Executive Officer; Jordan B. Ruddy, President and Chief Operating Officer; James G. Babb, III, Chief Investment Officer; Michael L. Konig, Chief Legal Officer and Secretary; Ryan S. MacDonald, our Chief Acquisitions Officer; and Christopher J. Vohs, Chief Financial Officer and Treasurer. Where indicated, information is also provided for Michael DiFranco, our Executive Vice President, Operations.

Overview of Compensation Program and Philosophy

Pre-Internalization Compensation Summary

Prior to the completion of the Internalization on October 31, 2017, we had no employees, and were externally managed by our former Manager, BRG Manager, LLC, pursuant to the Management Agreement. The former Manager provided us with our executive officers and investment team, and administered our business activities and day-to-day operations. The former Manager paid our executive officers and others who provided services to us from the fees collected pursuant to the Management Agreement and other sources. For so long as we were externally managed, we did not pay any cash or other compensation to our NEOs, nor did we make any grants of awards under our Amended 2014 Incentive Plans of any kind to our NEOs. None of our executive officers received any options or stock directly from us, and we have not provided any of our executive officers with pension benefits or nonqualified deferred compensation plans. The former Manager made all decisions regarding the compensation of the executive officers, and any allocation by the former Manager of fees collected pursuant to the Management Agreement to compensation for our officers and other employee benefits was solely in the discretion of the former Manager.

During the period prior to the Internalization, all of our NEOs were employees of an affiliate of the former Manager. Each of our NEOs received compensation reflecting their aggregated services to us, the former Manager and/or its affiliates. We did not play a direct role in establishing or setting the level of compensation or the measures on which bonuses or long-term incentives, if any, would be based. During the period from January 1, 2017 through December 31, 2017, we paid the former Manager approximately $12.7 million in fees pursuant to the Management Agreement, and reimbursed the former Manager for approximately $1.5 million for out-of-pocket expenses (which payments and reimbursements were all made with respect to services provided and expenses incurred by the former Manager prior to the completion of the Internalization on October 31, 2017). The former Manager used a portion of the fees collected pursuant to the Management Agreement, as well as other sources, to compensate its employees. None of our expense reimbursements to the former Manager were related to compensation expenses of the former Manager’s personnel.

Post-Internalization Compensation Summary

Upon the completion of the Internalization, REIT Operator, which became an indirect subsidiary of the Company in connection with the Internalization, entered into Employment Agreements with five of our current NEOs (Messrs. Kamfar, Babb, Ruddy, MacDonald, and Vohs), and entered into a Services Agreement with our sixth current NEO (Mr. Konig) through his wholly-owned law firm, Konig & Associates, LLC (“K&A”) (such agreements, collectively, the “2017 Executive Agreements”), which 2017 Executive Agreements became effective at closing on October 31, 2017. All references to Mr. Konig herein refer to Mr. Konig acting through K&A. At that time, Messrs. Kamfar, Ruddy, Babb, MacDonald, and Vohs became employees of, and Mr. Konig became an independent contractor with, REIT Operator, such that REIT Operator now pays them cash and other compensation in such capacities pursuant to their respective 2017 Executive Agreements. In addition, on November 5, 2018, REIT Operator entered into an Employment Agreement our other Executive Officer, Mr. DiFranco (such agreement, together with the 2017 Executive Agreements, the “Executive Agreements”), pursuant to which Mr. DiFranco became an employee of REIT Operator, and on April 1, 2019, Mr. DiFranco fully transitioned into his role as an Executive Officer of the Company.

In connection with negotiations between us and the former Manager regarding the Internalization, we engaged FPL Associates L.P. (“FPL”), an independent executive compensation consulting firm, to advise the compensation committee on alternatives for post-Internalization executive compensation design. Since that time, FPL has provided the compensation committee with market-based compensation benchmarking analyses summarizing the compensation practices among the Company’s peer companies, including with respect to base salary, annual target bonus opportunities, long-term target equity compensation opportunities, as well as severance and change in control arrangements at the Company’s peers. FPL has also provided recommendations relating to the proposed compensation arrangements and terms of employment or service for the Company’s Executive Officers, including our NEOs, and supplemental market benchmarking data that summarizes the typical compensation and perquisites provided to executives in the Company’s peer group. FPL has further provided recommendations with respect to certain terms and conditions of the Second Amended 2014 Incentive Plans (which have subsequently been amended and restated in their entirety by the Third Amended 2014 Incentive Plans) and the amounts of the equity awards for which our Executive Officers, including our NEOs, will be eligible pursuant to the terms of their Executive Agreements. Such information as initially provided by FPL was discussed and considered by the compensation committee in negotiating the terms and conditions of the Executive Agreements with each of our NEOs and other Executive Officer, and was updated by FPL in late 2018 and again in late 2019, and similarly utilized by the compensation committee in establishing the executive compensation structure for 2019 and 2020.

The compensation committee oversees the Company’s Third Amended 2014 Incentive Plans. The compensation committee also oversees the compensation of our NEOs and other Executive Officer pursuant to the terms of their Executive Agreements, including awarding bonuses and making equity awards pursuant to the Third Amended 2014 Incentive Plans.

Executive Compensation Objectives

The primary objective of our executive compensation program is to align the interests of our NEOs with those of our stockholders in a way that allows us to attract and retain the best executive talent. The compensation committee has designed a compensation program intended to reward, among other things, favorable stockholder returns, share appreciation, same store net operating income growth, on-time and on-budget completion of development projects, return on investment on redevelopment projects, and our competitive position within our segment of the real estate industry, as well as each Executive Officer’s long-term career contributions to our Company. Compensation incentives designed to further these goals and to incentivize long-term careers with the Company will take the form of annual cash compensation, as well as long-term vesting of one-time equity awards and both time- and performance-based incentive compensation, including annual performance bonuses and long-term equity awards, subject to performance criteria and targets established and administered by our compensation committee. In addition, our compensation committee may decide to make awards to new executive officers in order to attract talented professionals in the future.

Elements of Executive Compensation

(A) Base Salary/Base Payment.   Our compensation committee believes that payment of a competitive base salary or base payment (as applicable) is a necessary element of any compensation program that is designed to attract and retain talented and qualified executives. The Executive Agreements provide that Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, and Mr. Konig will receive an annual base salary or, in the case of Mr. Konig, an annual base payment, of at least $400,000, $325,000, $250,000, $300,000, $250,000, and $300,000, respectively. Each Executive Agreement provides that the base salary or base payment (as applicable) of each of our NEOs will be reviewed annually for appropriate increases by the compensation committee, but will not be decreased. Subject to our existing contractual obligations, we expect our compensation committee to consider base salary and base payment levels for our NEOs annually as part of our performance review process, as well as upon any promotion or other change in job responsibility. The goal of our base salary and base payment program is to provide such salaries and payments at a level that allows us to attract and retain qualified executives while preserving significant flexibility to recognize and reward individual performance with other elements of the overall compensation program. Base salary and base payment levels also affect the annual cash incentive compensation because the annual bonus target opportunity of each NEO is expressed as a percentage of base salary or base payment (as applicable). The following items are generally considered when determining base salary and base payment levels:

•	market data provided by our outside consultants;

•	our financial resources;

•	the Executive Officer’s experience, scope of responsibilities, performance and prospects; and

•	internal equity in relation to other Executive Officers with similar levels of experience, scope of responsibilities, performance, and prospects.

See “2019 Compensation Decisions — 2019 Base Salary/Base Payment” and “2020 Compensation Decisions — 2020 Base Salary/Base Payment” below for information regarding the base salaries and base payments payable to our NEOs for fiscal years 2019 and 2020.

(B) Annual Cash Incentive Compensation.   It is the intention of our compensation committee to make a meaningful portion of each of our executives’ compensation in future years contingent on achieving certain performance targets and an executive’s individual objectives in that year. As part of such contingent compensation, during the term of their Executive Agreement, each of our current NEOs will be eligible to receive an annual cash incentive bonus (each, an “Annual Cash Bonus”).

For the period between the date of closing of the Internalization and December 31, 2017, the amounts of prorated Annual Cash Bonuses were determined in the reasonable business judgment of the compensation committee (to which such responsibility was delegated by the Board), based on its review of the Company’s performance and the performance of each such Executive Officer, and on March 14, 2018, the compensation committee approved payment of prorated Annual Cash Bonuses as follow: $66,667 to Mr. Kamfar; $54,167 to Mr. Babb; $41,667 to Mr. MacDonald; $50,000 to Mr. Ruddy; $20,833 to Mr. Vohs; and $50,000 to Mr. Konig.

Beginning in fiscal year 2018 and for each year thereafter during the term of their Executive Agreement, each of our current NEOs will be eligible to receive an Annual Cash Bonus in an amount ranging from 0% to a maximum of 150% (75% for Mr. Vohs) of their annual base salary or base payment (as applicable), with a target equal to 100% (50% for Mr. Vohs) of such annual base salary or base payment. The amount of each such Annual Cash Bonus will be determined based on the Company’s performance relative to pre-determined performance criteria and targets established and administered by the compensation committee, as well as the compensation committee’s subjective evaluation of the performance of each such NEO during such time period. See “2019 Compensation Decisions — 2019 Annual Cash Bonuses” and “2020 Compensation Decisions — 2020 Annual Cash Bonuses” below for information regarding the Annual Cash Bonuses for which our NEOs are eligible for fiscal years 2019 and 2020, and the applicable performance criteria and targets established by the compensation committee for use in determining the amounts of such Annual Cash Bonuses.

(C) Long-Term Equity Incentive Awards.   Our long-term equity incentive awards are comprised of two primary components, each of which are administered by the compensation committee through our Third Amended 2014 Incentive Plan for Individuals: (1) a time-vested equity award component, and (2) a performance-vested equity award component.

1.	Time-Vested Equity Awards. The objective of our time-vested equity award component is to attract and retain qualified personnel by offering an equity-based program that is competitive with our peer companies. Our compensation committee believes that these time-vested awards are necessary to successfully attract qualified executives, including our NEOs and other Executive Officers, and other employees of REIT Operator, and will continue to be an important incentive for promoting executive and employee retention going forward. Time-vested equity awards under this plan were determined by the compensation committee in consultation with FPL, and subsequently reviewed with the Chief Executive Officer (with respect to all awards except his own).

(a)

For the period between the date of closing of the Internalization and December 31, 2017, each of our NEOs was entitled to a prorated grant of time-vested equity awards in the form of long-term incentive plan units of the Operating Partnership (“LTIP Units”) (each such award to any recipient, a “Prorated Annual LTIP Award”). Such Prorated Annual LTIP Awards were determined in part based upon each executive’s duration of tenure with the former Manager’s affiliate and pay grade.

Prorated Annual LTIP Awards.   Pursuant to the Executive Agreements, on January 1, 2018, the Company granted the following Prorated Annual LTIP Awards: 9,636 LTIP Units to Mr. Kamfar; 3,212 LTIP Units to Mr. Babb; 2,810 LTIP Units to Mr. MacDonald; 3,212 LTIP Units to Mr. Ruddy; 803 LTIP Units to Mr. Vohs; and 3,212 LTIP Units to Mr. Konig. The amount of each such Prorated Annual LTIP Award was determined by dividing (x) the respective pro-rated amount of  $600,000 for Mr. Kamfar, $200,000 for Mr. Babb, $175,000 for Mr. MacDonald, $200,000 for Mr. Ruddy, $50,000 for Mr. Vohs, and $200,000 for Mr. Konig, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock, as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. Each such Prorated Annual LTIP Award vested or will vest and become nonforfeitable in installments of one-third (1/3) of such Prorated Annual LTIP Award as follows: (i) the first installment on December 31, 2018 (ii) the second installment on October 31, 2019, and (iii) and the third installment on October 31, 2020, in each case subject to continued employment and other conditions.

(b)	Beginning in fiscal year 2018 and for each year thereafter during the term of their Executive Agreement, each of our NEOs will be entitled to an annual grant of time-vested equity awards in the form of LTIP Units (each, an “Annual LTIP Award”). The number of LTIP Units that will actually vest and become nonforfeitable in three equal installments on each anniversary of the date of grant in respect to each such Annual LTIP Award will be dependent upon continued employment and other conditions as set forth in the Executive Agreements. See “2019 Compensation Decisions — 2019 Annual LTIP Awards” and “2020 Compensation Decisions — 2020 Annual LTIP Awards” below for information regarding the Annual LTIP Awards to which our NEOs are entitled for fiscal years 2019 and 2020.

2.	Performance-Vested Equity Awards. The objective of our performance-vested equity award component is to implement our objective of promoting a performance-focused culture by rewarding our NEOs and other Executive Officers, and other employees of REIT Operator, based upon achievement of long term Company and individual performance targets. When determining the quantity and amounts of long term performance-vested equity awards (each, a “Long Term Performance Award”) to be granted, the compensation committee assesses the same factors considered in setting base salaries and base payments, as applicable, described above, but with a greater emphasis on performance measures we believe drive our long-term success. The number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of each such Long Term Performance Award will be dependent upon the achievement of the long term Company and individual performance criteria and targets established and administered by the compensation committee as described below.

(a)	For the period between the date of closing of the Internalization and December 31, 2017, none of our NEOs were entitled to Long Term Performance Awards.

(b)	Beginning in fiscal year 2018 and for each year thereafter during the term of their Executive Agreement, each of our NEOs will be entitled to an annual grant of Long Term Performance Awards in the form of LTIP Units for a three-year performance period. The actual amount of the annual Long Term Performance Award for which each of our current NEOs will be eligible will range from 0% to a maximum of (i) 150% of their Annual LTIP Award for 2019 and (ii) 200% of their Annual LTIP Award for 2020, with a threshold equal to 50% of that year’s Annual LTIP Award, a target equal to that year’s Annual LTIP Award and a maximum equal to (i) 150% of that year’s Annual LTIP Award for 2019 and (ii) 200% of that year’s Annual LTIP Award for 2020. The number of LTIP Units that will actually vest and become nonforfeitable in respect of each such Long Term Performance Award will be dependent upon the achievement, over the three-year performance period, of the objective Company performance criteria and targets established and administered by the compensation committee as described below, as well as a subjective evaluation of the performance of each such Executive Officer during such time period. See “2019 Compensation Decisions — 2019 Long Term Performance Awards” and “2020 Compensation Decisions — 2020 Long Term Performance Awards” below for information regarding the Long Term Performance Awards to which our NEOs are entitled for fiscal years 2019 and 2020, and the applicable performance criteria and targets established by the compensation committee for use in determining the amounts of such Long Term Performance Awards.

(D) Executive Compensation Metrics: Objective Performance Criteria.  Listed below are the objective performance criteria established by the compensation committee for use in determining Annual Cash Bonuses and/or Long Term Performance Awards for our NEOs for fiscal year 2019. Except as indicated below, the same objective performance criteria were also approved by the compensation committee for use in determining Annual Cash Bonuses and/or Long Term Performance Awards for our NEOs for fiscal year 2020. For information regarding the relative weightings and threshold, target, and maximum achievement levels assigned to each such criterion for each type of equity incentive award for fiscal years 2019 and 2020, see “2019 Compensation Decisions — 2019 Annual Cash Bonuses” and “— 2019 Long Term Performance Awards,” and “2020 Compensation Decisions — 2020 Annual Cash Bonuses” and “— 2020 Long Term Performance Awards,” below .

1.	Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group

Why is this metric important?   The Company’s total stockholder return (“TSR”) metric was designed to increase accountability for creating value for our stockholders as recognized by the market. This metric compares our TSR (calculated based on appreciation/depreciation in the price per share of our Class A Common Stock and distributions paid thereon, including reinvestment of dividends), relative to that of the peer companies in the SNL U.S. Multifamily REIT Index. We believe that the Company’s relative TSR rank is an important component of our executive compensation program because it helps to align the interests of our NEOs with, and ensure our NEOs remain focused on, the value they are delivering to, our stockholders.

For Use in Determining:   Annual Cash Bonuses and Long Term Performance Awards (fiscal years 2019 and 2020).

Target:   For fiscal years 2019 and 2020, the Company’s target is to rank within the 50th percentile in TSR relative to the SNL U.S. Multifamily REIT Index.

2.	Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group

Why is this metric important?   The Company’s primary financial measure for evaluating the operating performance of its portfolio is net operating income (“NOI”), which represents rental income less direct property operating expenses (including real estate taxes and insurance). The Company believes that NOI is helpful to stockholders as a supplemental measure of its operating performance because it is a direct measure of the actual operating results of the Company’s portfolio. Comparing the growth of the Company’s “same store” NOI (i.e., looking at NOI growth of the exact same set of stabilized apartment properties over the periods being compared) relative to that of the peer companies in the SNL U.S. Multifamily REIT Index helps stockholders compare the Company’s operating results to the market. The Company’s same store NOI growth rank further provides an indication of the Company’s focus on quality acquisitions, and its execution of its business plan.

For Use in Determining: Annual Cash Bonuses (fiscal year 2019) and Long Term Performance Awards (fiscal years 2019 and 2020.

Target:   For fiscal years 2019 and 2020, the Company’s target is to rank within the 50th percentile in same store NOI growth relative to the SNL U.S. Multifamily REIT Index.

3.	Development Projects: Schedule Performance vs. Targets

Why is this metric important?   The on-time development metric focuses on the timing of start, completion, initial occupancy and stabilization dates for the Company’s development projects, and compares the Company’s actual performance relative to its targets with respect to such dates. The accuracy of both the Company’s forecasts as to when a development project will begin to generate income, and the Company’s projections with respect to the operating performance of each such project, were dependent upon the timely execution of the Company’s targeted development milestones during fiscal year 2019. The on-time development metric was designed for use during fiscal year 2019 to ensure our NEOs remain focused on the timely execution of such milestones.

For Use in Determining:   Annual Cash Bonuses (fiscal year 2019).

Target:   For fiscal year 2019, the Company’s target was to be on schedule relative to its target start, completion, initial occupancy and stabilization dates for its development projects.

4.	Development Projects: Budget Performance vs. Target

Why is this metric important?   The on-budget development metric compares the Company’s actual performance relative to its target budget with respect to each of its development projects. On-budget completion of the Company’s development projects ensures that the Company’s strategic business objectives with respect to each such project is achieved in a cost-effective manner. The on-budget development metric was designed to ensure our NEOs remain focused on maintaining the Company’s target budget with respect to its development projects.

For Use in Determining:   Annual Cash Bonuses (fiscal years 2019 and 2020).

Target:   For fiscal years 2019 and 2020, the Company’s target is to be on budget for its development projects.

5.	Redevelopment Projects: Return on Investment (IRR)

Why is this metric important?   This metric focuses on the Company’s return on investment with respect to its redevelopment projects, and was designed to ensure our NEOs remain focused on maximizing return on the Company’s value-added investments.

For Use in Determining:   Annual Cash Bonuses and Long Term Performance Awards (fiscal years 2019 and 2020).

Target:   For fiscal years 2019 and 2020, the Company’s target is to achieve an internal rate of return of 20% on its redevelopment projects.

6.	Total Asset Growth vs. SNL U.S. Multifamily REIT Index Peer Group

Why is this metric important?   This metric helps stockholders compare the growth in value of the Company’s asset base to that of the peer companies in the SNL U.S. Multifamily REIT Index. The value of the Company’s portfolio of assets further provides an indication of the Company’s execution of its business plan.

For Use in Determining:    Annual Cash Bonuses (fiscal year 2020 only).

Target:   For fiscal year 2020, the Company’s target is to rank within the 50th percentile in total asset growth relative to the SNL U.S. Multifamily REIT Index.

(E) Executive Compensation Metrics: Subjective Performance Criteria. When assessing the subjective component in determining Annual Cash Bonuses and/or Long Term Performance Awards for our NEOs for each fiscal year, the compensation committee takes into consideration the Company’s overall performance, each NEO’s individual performance outside of the objective performance criteria established by the compensation committee, and each NEO’s individual contributions to the Company’s overall success in significant areas based upon the executive’s position and responsibilities as they related to the Company’s overall business plan. When assessing the individual performance component with respect to the Company’s other NEOs, the compensation committee also considers the input of Mr. Kamfar, which the compensation committee believes to be valuable given Mr. Kamfar’s knowledge of the Company’s operations, the day-to-day responsibilities and performance of its other NEOs, the real estate industry generally and the markets in which the Company operates. Finally, the compensation committee may also consider certain key performance accomplishments during the relevant performance period in assessing the subjective component of each NEO’s performance. For information regarding the key performance accomplishments considered by the compensation committee in assessing the subjective component for the Annual Cash Bonuses for fiscal year 2019, see “2019 Compensation Decisions — 2019 Annual Cash Bonuses.” With respect to the subjective component in determining (i) Annual Cash Bonuses for fiscal year 2020, and (ii) the number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of the Long Term Performance Awards for fiscal years 2019 and 2020, the key performance accomplishments to be considered by the compensation committee will vary by performance period.

(F) Distributions on LTIP Units.   Distributions on LTIP Units granted to our NEOs pursuant to the equity incentive awards described above will be paid from the date of grant; provided, that (i) solely with respect to LTIP Units granted as part of Long Term Performance Awards, distributions will be paid at the rate of ten percent (10%) of the distributions otherwise payable with respect to such LTIP Units until the last day of the three-year performance period (or the date of forfeiture, if earlier); and (ii) with respect to each LTIP Unit granted as part of a Long Term Performance Award that becomes fully vested in accordance with the terms of an NEO’s Executive Agreement, such NEO shall be entitled to receive, as of the date of such vesting, a single cash payment equal to the distributions payable with respect to each such LTIP Unit back to the date of grant, minus the distributions already paid on each such LTIP Unit in accordance with clause (i), in each case subject to certain potential limitations on distributions set forth in the limited partnership agreement of our Operating Partnership and intended to preserve the U.S. federal income tax treatment of such LTIP Units as “profits interests.”

(G) Post-Termination Compensation.   The Executive Agreements with our NEOs provide for payments and other benefits if the Executive Officer’s employment terminates under specified circumstances. See “Executive Officer Compensation Tables — Narrative Discussion of Summary Compensation Table — Executive Agreements” and “Executive Officer Compensation Tables —  Potential Payments Upon Termination or Change-in-Control” for a description of these termination and severance benefits with our NEOs.

2019 Compensation Decisions

2019 Base Salary/Base Payment.   For fiscal year 2019, the compensation committee set the base salaries or base payment, as applicable, of our current NEOs as set forth in the table below:

Name and Principal Position	2019 Base Salary/Base Payment
R. Ramin Kamfar, Chief Executive Officer	$400,000
James G. Babb, III, Chief Investment Officer	$325,000
Jordan B. Ruddy, Chief Operating Officer and President	$300,000
Michael L. Konig, Chief Legal Officer and Secretary	$300,000
Ryan S. MacDonald, Chief Acquisitions Officer	$300,000
Christopher J. Vohs, Chief Financial Officer and Treasurer	$250,000

2019 Annual Cash Bonuses.   For fiscal year 2019, the compensation committee has determined that 75% of the Annual Cash Bonus for which each of our NEOs would be eligible would be determinable based upon the objective performance criteria set forth below, and the remaining 25% would be determinable based upon subjective performance criteria.

Objective Performance Criteria & Achievement

For fiscal year 2019, in recognition of the Company’s greater emphasis on value-add investments in redevelopment projects, the compensation committee elected to revise the objective performance criteria applicable to the Annual Cash Bonuses, to increase the weighting for the “Redevelopment Projects — Return on Investment (IRR)” criterion (which, for fiscal year 2018, had been weighted at 16.67%) to 30.00%. To accommodate this change, the compensation committee further elected to decrease the weighting (i) for each of the “Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group” and the “Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group” criteria (which, for fiscal year 2018, had both been weighted at 33.33%) to 30.00%; and (ii) for each of the “Development Projects: Schedule Performance vs. Targets” and the “Development Projects: Budget Performance vs. Targets” criteria (which, for fiscal year 2018, had been weighted at 8.33% and 8.34%, respectively) to 5.00%.

The following table reflects the objective performance criteria for fiscal year 2019, as well as their relative weightings and their threshold, target, and maximum performance targets. For each of the objective performance criteria, the table further reflects the Company’s actual 2019 performance, the extent of the Company’s achievement of the performance target, and the resulting weighted objective performance level.

For fiscal year 2019, the target amount of each NEO’s Annual Cash Bonus was equal to the 2019 Base Salary or 2019 Base Payment (as applicable) of each such NEO (50% of the 2019 Base Salary for Mr. Vohs). As indicated with respect to each of the performance targets in the table below, for achievement of the threshold performance target, 50% of the target amount of each such NEO’s Annual Cash Bonus could be earned (35% for Mr. Vohs); for achievement of the target level, 100% could be earned (50% for Mr. Vohs); and for achievement of the maximum performance target, 150% could be earned (75% for Mr. Vohs). If performance for a component of the objective performance criteria was below the threshold performance target, no bonus could be earned for that component.

2019 Objective Performance Criteria	Weighting	Performance Targets:			Actual 2019 Performance	Achievement of Performance Target	Weighted Objective Performance Level
		Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	30.00%	25th Percentile	50th Percentile	75th Percentile	66.7%	133% (Between Target & Maximum)	39.9%
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	30.00%	25th Percentile	50th Percentile	75th Percentile	75.0%	150% (Maximum)	45.0%
Development Projects: Schedule Performance vs. Target	5.00%	1 Qtr Behind	On Schedule	1 Qtr Ahead	2 / 2 / 4 (1)	109% (Between Target & Maximum)	5.5%
Development Projects: Budget Performance vs. Target	5.00%	3% Over	On Budget	3% Under	0 / 8 / 0 (2)	100% (Target)	5.0%
Redevelopment Projects: Return on Investment (IRR)*	30.00%	15% ROI	20% ROI	25% ROI	22.7%	127% (Between Target & Maximum)	38.1%
Total:	100%						133.5%
				Objective Performance Allocation:			75.0%
				Objective Performance Weighted Bonus:			100.1%

*For performance between achievement levels, the award was determined by linear interpolation.

(1)	Of eight (8) development projects during 2019, two (2) were one quarter behind schedule, two (2) were on schedule, and four (4) were one quarter ahead of schedule for the year.

(2)	Of eight (8) development projects during 2019, all eight (8) were on budget for the year.

As reflected in the table above, for fiscal year 2019, the compensation committee determined that the Company achieved an aggregate weighted objective performance level of 133.5%. At the 75% objective performance allocation, the compensation committee concluded that each NEO was thus entitled to an objective performance bonus of 100.1% of such NEO’s Annual Cash Bonus target amount as previously established by the compensation committee.

Subjective Performance Criteria & Achievement

When assessing the subjective component in determining Annual Cash Bonuses for our NEOs for fiscal year 2019, the compensation committee considered the Company’s overall performance, as well as each NEO’s individual performance and contributions to the Company’s overall success, as described above under “Elements of Executive Compensation - Executive Compensation Metrics: Subjective Performance Criteria.” The compensation committee also considered additional key performance accomplishments in 2019, including the following:

•	Total revenue growth of 13.7% to approximately $210.0 million, from approximately $184.7 million in the prior year.

•	Acquired seven multifamily communities with 2,365 total units for a total purchase price of approximately $525.7 million, with expansion into four of the Company’s target knowledge economy growth markets with assets in Phoenix, Las Vegas, Nashville and Washington state.

•	Expanded mezzanine and preferred equity investment portfolio, with increased common or preferred equity investments of approximately $20.1 million representing an aggregate of 785 units, and provided mezzanine or senior loan funds in five developments projects representing an aggregate of 754 units.

•	Executed the sale of eight assets for approximately $120 million in net proceeds.

•	Raised approximately $216.8 million in net proceeds from the Company’s offering of Series B Preferred Stock.

•	Launched an Environmental, Social, and Corporate Governance Initiative to codify and disclose the Company’s commitment to good corporate citizenship.

Based on the compensation committee’s subjective assessment of each NEO’s individual performance during 2019, the compensation committee further determined that each NEO merited the target subjective performance bonus of 25% of such NEO’s Annual Cash Bonus target amount.

2019 Annual Cash Bonus Payments

In December 2018, each of our current NEOs other than Mr. Vohs executed a Second Side Letter to their Employment or Services Agreement (as applicable) to reflect their prospective election to receive any Annual Cash Bonus earned for 2019 in the form of LTIP Units, rather than in cash.

On April 10, 2020, the compensation committee approved payment of Annual Cash Bonuses to each NEO for the year ended December 31, 2019, each in an amount equal to 125.1% of such NEO’s Annual Cash Bonus target amount, comprised of (i) an objective performance bonus of 100.1% of such target amount, and (ii) a subjective performance bonus of 25% of such target amount (collectively, the “2019 Annual Bonuses”), and on April 15, 2020, the Company granted the 2019 Annual Bonuses to each of our current NEOs other than Mr. Vohs in the form of LTIP Units, rather than in cash.

2019 Annual LTIP Awards.   Also pursuant to the Executive Agreements, on January 1, 2019, the Company granted the following Annual LTIP Awards for fiscal year 2019: 76,252 LTIP Units to Mr. Kamfar; 27,872 LTIP Units to Mr. Babb; 27,872 LTIP Units to Mr. MacDonald; 27,872 LTIP Units to Mr. Ruddy; 8,283 LTIP Units to Mr. Vohs; and 27,872 LTIP Units to Mr. Konig. The amount of each such Annual LTIP Award was determined by dividing (x) $725,000 for Mr. Kamfar, $265,000 for Mr. Babb, $265,000 for Mr. MacDonald, $265,000 for Mr. Ruddy, $78,750 for Mr. Vohs, and $265,000 for Mr. Konig, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. The number of LTIP Units that will actually vest and become nonforfeitable in three equal installments on each anniversary of the date of grant in respect of each such Annual LTIP Award will be dependent upon continued employment and other conditions as set forth in the Executive Agreements.

2019 Long Term Performance Awards.   For fiscal year 2019, the compensation committee determined that 75% of the Long Term Performance Award for which each of our NEOs would be eligible would be determinable based upon the objective performance criteria set forth below, and the remaining 25% would be determinable based upon subjective performance criteria.

For fiscal year 2019, in recognition of the Company’s greater emphasis on value-add investments in redevelopment projects, the compensation committee elected to revise the objective performance criteria applicable to the Long Term Performance Awards, to eliminate the criterion related to inclusion in the Morgan Stanley REIT (MCSI) and S&P 600 Indices (as used for fiscal year 2018), and replace it with the “Redevelopment Projects — Return on Investment (IRR)” criterion (which, for fiscal year 2018, was applicable only to the Annual Cash Bonuses). For fiscal year 2019, the objective performance criteria, their relative weightings, and threshold, target, and maximum achievement levels will thus be as follow:

2019 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Stockholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index*	33.33%	25th Percentile	50th Percentile	75th Percentile
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index*	33.33%	25th Percentile	50th Percentile	75th Percentile
Redevelopment Projects – Return on Investment (IRR)*	33.34%	15% ROI	20% ROI	25% ROI

*For performance between achievement levels, the award was determined by linear interpolation.

Each component of the 2019 objective performance criteria was weighted as indicated above. For achievement of the threshold level, 50% of the weighted portion of each NEO’s target Long Term Performance Award (i.e., 50% of the weighted portion of their Annual LTIP Award) could be earned; for achievement of the target level, 100% could be earned; and for achievement of the maximum level, 150% could be earned. If performance for a component of the objective performance criteria is below the threshold level, no bonus would be earned for that component.

Pursuant to the Executive Agreements, on January 1, 2019, the Company granted the following Long Term Performance Awards for fiscal year 2019: 114,379 LTIP Units to Mr. Kamfar; 41,807 LTIP Units to Mr. Babb; 41,807 LTIP Units to Mr. MacDonald; 41,807 LTIP Units to Mr. Ruddy; 12,424 LTIP Units to Mr. Vohs; and 41,807 LTIP Units to Mr. Konig. The number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of each such Long Term Performance Award will be dependent upon the achievement, over the three-year performance period, of the objective Company performance criteria and targets set forth above, and the compensation committee’s subjective evaluation of the performance of each such NEO during such time period based on the factors described above under “Elements of Executive Compensation - Executive Compensation Metrics: Subjective Performance Criteria.”.

2020 Compensation Decisions

2020 Base Salary/Base Payment. For fiscal year 2020, the compensation committee set the base salaries or base payment, as applicable, of our current NEOs as set forth in the table below:

Name and Principal Position	2020 Base Salary/Base Payment
R. Ramin Kamfar, Chief Executive Officer	$400,000
James G. Babb, III, Chief Investment Officer	$325,000
Jordan B. Ruddy, Chief Operating Officer and President	$300,000
Michael L. Konig, Chief Legal Officer and Secretary	$300,000
Ryan S. MacDonald, Chief Acquisitions Officer	$325,000
Christopher J. Vohs, Chief Financial Officer and Treasurer	$262,500

2020 Annual Cash Bonuses. For fiscal year 2020, the compensation committee determined that 75% of the Annual Cash Bonus for which each of our NEOs will be eligible will be determinable based upon the objective Company performance criteria set forth below, and the remaining 25% will be determinable based upon subjective performance criteria.

For fiscal year 2020, in recognition of the Company’s greater emphasis on growth in value of its asset base and adherence to budget with respect to its development projects, the compensation committee elected to revise the objective performance criteria applicable to the Annual Cash Bonuses, to include the new “Total Asset Growth vs. SNL U.S. REIT Multifamily Index Peer Group” criterion (which was not utilized for fiscal year 2019), which was weighted at 25%, and to increase the weighting for the “Development Projects – Budget Performance vs. Target” criterion (which, for fiscal year 2019, was weighted at 5%) to 25%. To accommodate this change, the compensation committee further elected to decrease the weighting for (i) the “Total Shareholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group” criterion (which, for fiscal year 2019, was weighted at 30%) to 25%; and (ii) the “Redevelopment Projects – Return on Investment (IRR)” criterion (which, for fiscal year 2019, was weighted at 30%) to 25%; and to eliminate the “Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index Peer Group” and the “Development Projects: Schedule Performance vs. Targets” criteria (which, for fiscal year 2019, had been weighted at 30% and 5%, respectively). For fiscal year 2020, the objective performance criteria, their relative weightings, and threshold, target, and maximum achievement levels will thus be as follow:

2020 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Shareholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index Peer Group*	25.00%	25th Percentile	50th Percentile	75th Percentile
Development Projects: Budget Performance vs. Target	25.00%	3% Over	On Budget	3% Under
Redevelopment Projects: Return on Investment (IRR)*	25.00%	15% ROI	20% ROI	25% ROI
Total Asset Growth vs. SNL U.S. Multifamily REIT Index Peer Group*	25.00%	25th Percentile	50th Percentile	75th Percentile

*	For performance between achievement levels, the award will be determined by linear interpolation.

Each component of the 2020 objective performance criteria will be weighted as indicated above. For fiscal year 2020, the target amount of each NEO’s Annual Cash Bonus is equal to the 2020 Base Salary or 2020 Base Payment (as applicable) of each such NEO (50% of the 2020 Base Salary for Mr. Vohs). For achievement of the threshold level, 50% of the target amount of each such executive’s Annual Cash Bonus can be earned (35% for Mr. Vohs); for achievement of the target level, 100% can be earned (50% for Mr. Vohs); and for achievement of the maximum level, 150% can be earned (75% for Mr. Vohs). If performance for a component of the objective performance criteria is below the threshold level, no bonus will be earned for that component. In December 2019, each NEO other than Mr. Vohs executed a Third Side Letter to their Employment or Services Agreement (as applicable) to reflect their prospective election to receive any Annual Cash Bonus earned for 2020 in the form of LTIP Units, rather than in cash. The actual amounts of such Annual Cash Bonuses for the year ended December 31, 2020 will be determined by the compensation committee in March 2021, in its reasonable business judgment and based on its review of the Company’s performance with respect to the objective performance criteria set forth above and its subjective evaluation of the performance of each such NEO based on the factors described above under “Elements of Executive Compensation – Executive Compensation Metrics: Subjective Performance Criteria.” The Annual Cash Bonuses for fiscal year 2021 will be payable on March 15, 2021.

2020 Annual LTIP Awards. Pursuant to the Executive Agreements of our NEOs, on January 1, 2020, the Company granted the following Annual LTIP Awards for fiscal year 2020: 104,791 LTIP Units to Mr. Kamfar; 22,216 LTIP Units to Mr. Babb; 41,916 LTIP Units to Mr. MacDonald; 31,437 LTIP Units to Mr. Ruddy; 6,958 LTIP Units to Mr. Vohs; and 31,437 LTIP Units to Mr. Konig. The amount of each such Annual LTIP Award was determined by dividing (x) $1,250,000 for Mr. Kamfar, $265,000 for Mr. Babb, $500,000 for Mr. MacDonald, $375,000 for Mr. Ruddy, $83,000 for Mr. Vohs, and $375,000 for Mr. Konig, by (y) the volume weighted average price of a share of the Company’s Class A Common Stock as reported on the NYSE American for the twenty (20) trading days immediately preceding the date of grant. The number of LTIP Units that will actually vest and become nonforfeitable in three equal installments on each anniversary of the date of grant in respect of each such Annual LTIP Award will be dependent upon continued employment and other conditions as set forth in the Executive Agreements.

2020 Long Term Performance Awards. For fiscal year 2020, the compensation committee determined that 75% of the Long Term Performance Award for which each of our NEOs will be eligible will be determinable based upon the objective performance criteria set forth below, and the remaining 25% will be determinable based upon subjective performance criteria.

For fiscal year 2020, in recognition of the Company’s emphasis on total shareholder return, the compensation committee elected to revise the objective performance criteria applicable to the Long Term Performance Awards, to increase the weighting for the “Total Shareholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index” criterion (which, for fiscal year 2019, was weighted at 33.33%) to 40%. To accommodate this change, the compensation committee further elected to decrease, to 30%, the weighting for both (i) the “Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index” criterion (which, for fiscal year 2019, was weighted at 33.33%) and (ii) the “Redevelopment Projects – Return on Investment (IRR)” criterion (which, for fiscal year 2019, was weighted at 33.34%). The objective performance criteria, their relative weightings, and threshold, target, and maximum achievement levels will thus be as follow:

2020 Objective Performance Criteria	Weighting	Threshold	Target	Maximum
Total Shareholder Return (TSR) Rank vs. SNL U.S. Multifamily REIT Index*	40.00%	25th Percentile	50th Percentile	75th Percentile
Same Store NOI Growth Rank vs. SNL U.S. Multifamily REIT Index*	30.00%	25th Percentile	50th Percentile	75th Percentile
Redevelopment Projects – Return on Investment (IRR)*	30.00%	15% ROI	20% ROI	25% ROI

*	For performance between achievement levels, the award will be determined by linear interpolation.

Each component of the 2020 objective performance criteria will be weighted as indicated above. For achievement of the threshold level, 50% of the weighted portion of each executive’s target Long Term Performance Award (i.e., 50% of the weighted portion of their Annual LTIP Award) can be earned; for achievement of the target level, 100% can be earned; and for achievement of the maximum level, 200% can be earned. If performance for a component of the objective performance criteria is below the threshold level, no bonus will be earned for that component.

Pursuant to the Executive Agreements of our NEOs, on January 1, 2020, the Company granted the following Long Term Performance Awards for fiscal year 2020: 209,582 LTIP Units to Mr. Kamfar; 44,431 LTIP Units to Mr. Babb; 83,833 LTIP Units to Mr. MacDonald; 62,875 LTIP Units to Mr. Ruddy; 13,916 LTIP Units to Mr. Vohs; and 62,875 LTIP Units to Mr. Konig. The number of LTIP Units that will actually vest and become nonforfeitable as of the last day of the three-year performance period in respect of each such Long Term Performance Award will be dependent upon the achievement, over the three-year performance period, of the objective Company performance criteria and targets set forth above, and the compensation committee’s subjective evaluation of the performance of each such NEO during such time period based on the factors described above under “Elements of Executive Compensation – Executive Compensation Metrics: Subjective Performance Criteria.”.

Peer Groups

To assist the compensation committee in developing the post-Internalization compensation program for the Company’s NEOs, FPL was engaged to examine current market compensation practices. In connection with that process, FPL provided the compensation committee with a market-based compensation benchmarking analysis summarizing the executive compensation practices among a peer group of companies consisting of REITs reasonably comparable in size to the Company based on total market capitalization and total return. The size-based peer group was utilized to assist the compensation committee in understanding current compensation structures and practices. However, the compensation committee did not rely solely upon benchmarking to determine the compensation of the Company’s NEOs and other executive officers, but used the compensation levels, structures and practices of the peer group as one of many factors to formulate the Company’s executive compensation structure. The compensation of the Company’s NEOs is not tied to a specified percentile of a peer group.

2019 Peer Group.   The size-based peer group utilized by the compensation committee in establishing compensation metrics for the Company’s NEOs for fiscal year 2019 was comprised of the following:

•	Armada Hoffler Properties, Inc.	•	Hersha Hospitality Trust
•	CatchMark Timber Trust, Inc.	•	Independence Realty Trust, Inc.
•	Cedar Realty Trust, Inc.	•	Rexford Industrial Realty, Inc.
•	Chatham Lodging Trust	•	Summit Hotel Properties, Inc.
•	Chesapeake Lodging Trust	•	Terreno Realty Corporation
•	Easterly Government Properties, Inc.	•	TIER REIT, Inc.
		•	Whitestone REIT

2020 Peer Group. The size-based peer group utilized by the compensation committee in establishing compensation metrics for the Company’s NEOs was comprised of the following:

•	Agree Realty Corporation	•	Independence Realty Trust, Inc.
•	Chatham Lodging Trust	•	Kite Realty Group Trust
•	Columbia Property Trust	•	Retail Opportunity Investments Corp.
•	Easterly Government Properties, Inc.	•	Summit Hotel Properties, Inc.
•	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	•	Terreno Realty Corporation
•	Hersha Hospitality Trust	•	Whitestone REIT

Say-on-Pay Vote

At our 2017 annual meeting of stockholders, we provided our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs. A substantial majority of our stockholders (91.94%) that voted at the 2017 annual meeting of stockholders approved the compensation of our NEOs as described in our proxy statement for the 2017 annual meeting of stockholders, which descriptions included both the proposed annual salaries for each NEO for 2018, as well as the proposed formulas for the calculation of each element of incentive compensation for which our NEOs were proposed to be eligible in 2018. The compensation committee has reviewed and considered the results of this advisory “say-on-pay” vote in determining specific award amounts granted to our NEOs for 2018 and 2019, in determining annual salaries for each NEO for 2019 and 2020, and in establishing similar formulas for the calculation of each element of incentive compensation for which our NEOs were eligible in 2019 and will be eligible in 2020. The compensation committee will also carefully consider the results of the non-binding stockholder advisory vote on the compensation of our NEOs being held at this 2020 Annual Meeting, along with other expressions of stockholder views it receives on specific policies and desirable actions, in making future determinations regarding the compensation of our NEOs.

Say-on-Frequency Vote

At our 2014 annual meeting of stockholders we provided our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our NEOs. Our stockholders who voted on the 2014 “say-on-frequency” measure recommended by a strong majority (77.15%) that we hold an advisory stockholder vote on the compensation of our NEOs every three years. As a result of this vote, the last non-binding advisory vote on the compensation of our NEOs was held at our 2017 annual meeting of stockholders (see “Say-on-Pay Vote,” above), and a non-binding, advisory vote on the compensation of our NEOs is being held at this 2020 Annual Meeting of stockholders. Our next “say-on-frequency” vote will be held at our 2026 annual meeting of stockholders.

Third Amended 2014 Incentive Plans

The Company’s incentive plans were originally adopted by our board of directors on December 16, 2013, and approved by our stockholders on January 23, 2014, as the 2014 Equity Incentive Plan for Individuals (the “2014 Individuals Plan”) and the 2014 Equity Incentive Plan for Entities (the “2014 Entities Plan,” and together with the 2014 Individuals Plan, the “2014 Incentive Plans”). The 2014 Incentive Plans were subsequently amended and restated by the Amended and Restated 2014 Equity Incentive Plan for Individuals (the “Amended 2014 Individuals Plan”) and the Amended and Restated 2014 Equity Incentive Plan for Entities (the “Amended 2014 Entities Plan,” and together with the Amended 2014 Individuals Plan, the “Amended 2014 Incentive Plans”) as adopted by our board of directors on April 7, 2015 and approved by our stockholders on May 28, 2015.

On August 3, 2017 and October 18, 2017, our board of directors adopted, and on October 26, 2017 our stockholders approved, the second amendment and restatement of the Amended 2014 Individuals Plan (the “Second Amended 2014 Individuals Plan”) and the Amended 2014 Entities Plan (the “Second Amended 2014 Entities Plan,” and together with the Second Amended 2014 Individuals Plan, the “Second Amended 2014 Incentive Plans”), which superseded and replaced in their entirety the Amended 2014 Incentive Plans.

On August 9, 2018, our board of directors adopted, and on September 28, 2018 our stockholders approved, the third amendment and restatement of the Second Amended 2014 Individuals Plan (the “Third Amended 2014 Individuals Plan”) and the Second Amended 2014 Entities Plan (the “Third Amended 2014 Entities Plan,” and together with the Third Amended 2014 Individuals Plan, the “Third Amended 2014 Incentive Plans”), which superseded and replaced in their entirety the Second Amended 2014 Incentive Plans.

Under the Third Amended 2014 Incentive Plans, we have reserved and authorized an aggregate of 3,800,000 shares of our Class A Common Stock for issuance. As of July 10, 2020, 227,370 shares were available for future issuance under the Third Amended 2014 Incentive Plans.

The purpose of the Third Amended 2014 Incentive Plans is to attract and retain independent directors, executive officers and other key employees, including officers and employees of our Operating Partnership and their affiliates, and other service providers. The Third Amended 2014 Incentive Plans provide for the grant of options to purchase shares of our Class A Common Stock, stock awards, stock appreciation rights, performance units, incentive awards and other equity-based awards.

Equity Compensation Plan Information.   The following table provides information about our Class A Common Stock that may be issued upon the exercise of options, warrants and rights under our Third Amended 2014 Incentive Plans, as of December 31, 2019:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders	—	—	1,532,322
Equity compensation plans not approved by security holders	—	—	—
Total:	—	—	1,532,322

Stock Ownership Guidelines

On December 20, 2017, to further align the interests of our Executive Officers and directors with the interests of our stockholders, and to promote our commitment to sound corporate governance, our board of directors implemented stock ownership guidelines for our Executive Officers, including our NEOs, and our non-employee directors.

The stock ownership guidelines provide that, within five years of the later date of adoption of the guidelines or the date an individual first becomes subject to the guidelines upon becoming a director or Executive Officer:

•	our Chief Executive Officer is required to own shares of our Common Stock, including restricted stock, valued at a minimum of six times annual base salary;

•	all other Executive Officers are required to own shares of our Common Stock, including restricted stock, valued at a minimum of three times annual base salary; and

•	our non-employee directors are required to own shares of our Common Stock valued at a minimum of three times their annual cash retainer for service on the board of directors.

Any shares owned directly or indirectly (including shares owned in trust and including restricted stock) by the Executive Officer or director, or his or her spouse or minor children, constitute qualifying shares that count toward satisfaction of the stock ownership guidelines. Deferred or restricted stock units, OP Units and LTIP Units (with each such OP Unit and LTIP Unit counting as, and having a value equivalent to, one share of our Class A Common Stock) owned by the Executive Officer or director also constitute qualifying shares that count toward satisfaction of the stock ownership guidelines. Shares underlying stock options do not count toward satisfaction of the stock ownership guidelines.

As of December 31, 2019, all of our directors and Executive Officers were in compliance with our stock ownership guidelines or on track to be compliant within the five-year period specified by the guidelines.

Pledging Policy

On July 23, 2020, our board of directors adopted an Amended & Restated Pledging Policy Regarding Company Securities (the “Pledging Policy”).

The Pledging Policy is designed to achieve the following goals:

•	Prohibit any pledging by executive officers or directors for the purpose of hedging the pledgor’s exposure to fluctuations in the Company’s stock price.

•	Strictly limit the amount of leverage allowed on executive officer or director loans from third parties, for which a portion of their equity securities have been pledged as collateral, to protect the Company and its stockholders from potential risks associated with a forced sale by the lender.

•	Require the pre-certification and approval of any proposed loan or other arrangement requiring the pledging of Company securities, before it is entered into by an executive officer or director.

•	Foster and encourage our executive officers and directors to maintain and increase their equity ownership levels well above the levels mandated by the Company’s Stock Ownership Guidelines, to thereby strengthen the alignment of their economic interests in the Company with those of stockholders, doing so by in part permitting them, subject to strict leverage restrictions, pre-approval and ongoing audit committee monitoring and oversight, to pledge a limited amount of their equity to secure loans to provide them with access to liquidity or other purposes other than to serve as a hedge, rather than leave them with no option to access liquidity except to sell that equity, which would thereby reduce their ownership and dilute their alignment of interests with stockholders and therefore would be an undesirable outcome.

Historically, our executive officers and directors have held significant and ever-increasing amounts and percentages of the Company’s equity securities. Our board of directors has fostered and encouraged these high levels of equity ownership because it believes that provides the strongest available incentive to align the interests of our executive officers and directors with those of stockholders. Our board of directors has facilitated and implemented this objective and strategy by heavily weighting the compensation to our executive officers and directors in the form of Company equity, including through the payment of substantially all consideration in connection with the Company’s Internalization in Company equity rather than in cash, our compensation committee structuring the Company’s executive compensation program using Company equity as significant components of their base and incentive compensation, and through its support for the prospective election made by certain of our executive officers to receive not only their incentive compensation for 2019, but also, in the cases of our Chief Executive Officer and our President, their respective base salaries for 2020, primarily (if not entirely) in the form of restricted shares of our Class A Common Stock or LTIP Units rather than in cash. Our board of directors believes that an absolute prohibition on pledging would run counter to these longstanding objectives, with the unintended and undesirable consequence of leaving our executive officers and directors with no means of accessing even limited liquidity, other than by the sale of their Company securities holdings.

The Pledging Policy entirely prohibits the Company’s executive officers and directors from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to the Company’s Stock Ownership Guidelines, and requires any such pledgor to pre-certify to the Audit Committee for its prior approval any such new pledging arrangement, as well as requiring any pledgors with existing pledge arrangements to re-certify to the audit committee, his or her compliance with the Pledging Policy. In addition, the Pledging Policy requires all pledgors to annually certify to the audit committee his or her ongoing compliance therewith.

The Pledging Policy prohibits any pledging by executive officers or directors for the purpose of hedging the pledgor’s exposure to fluctuations in the Company’s stock price.

The Pledging Policy strictly limits the Company’s executive officers and directors permission to pledge, which is subject to Audit Committee oversight, to only those Company securities that they hold in excess of the requirements under the Company’s Stock Ownership Guidelines (such excess, to the extent pledged, the “Pledged Shares”).

The Pledging Policy further limits the number of permitted Pledged Shares by setting a maximum leverage rate of thirty percent (30%), meaning that the amount of Pledged Shares cannot exceed, on an annual basis, thirty percent (30%) of the time-weighted value of the assets owned or controlled by Pledgor that would be accessible to lender as a default remedy under its loan, inclusive of Pledged Shares (the “Average Annual Collateral Value”).

The audit committee monitors compliance with the Pledging Policy by requiring each executive officer or director with a new or existing loan secured in part by Pledged Shares to certify to it, with respect to entering into any new loan requiring a pledge, prior to entering into such new loan requiring a pledge that it is limited to only such Company securities that the pledgor holds in excess of then applicable Stock Ownership Guidelines and that its sole purpose is not to serve as a hedging arrangement and, with respect to previously existing pledge or loan arrangement, promptly following adoption of the Pledging Policy, that its existing pledge arrangement is not for the sole purpose of serving as a hedging arrangement. In addition, within ten (10) days following each annual meeting of the Company’s stockholders, each pledgor shall certify to the audit committee that its Pledged Shares comprised thirty percent (30%) or less of the Average Annual Collateral Value applicable to the subject loan, inclusive of the Pledged Shares.

The Pledging Policy’s restrictions, structuring and certification obligations are intended to mitigate the risks from a forced sale due to a default under the subject loan or as a result of a decline in the market price of our Common Stock, should that be the valuation parameter applicable to the lender’s collateral package. First, even if an event occurred that would enable the lender to exercise forced sale rights, the fact that the Pledged Shares are limited to 30% of the time-weighted collateral package means that the lender should have other sources of collateral with which to cover its loan and therefore may never pursue a forced sale even if authorized to do so. Also, to the extent that the subject loan has covenants tied to the value of its overall collateral package, valuing the Pledged Shares according to the market price of our Common Stock, which is the case for the two outstanding pledge arrangements, then even a precipitous drop in the market price of our Common Stock might not significantly reduce the value of the lender’s overall collateral package to the point of causing a default, in which case, all else being equal, the lender would not have a forced sale right at all.

Neither the general market decline in connection with the COVID-19 pandemic, nor the related decline in the closing price per share of our Class A Common Stock by approximately 66% between March 6, 2020 and April 3, 2020, resulted in the forced sale or any other negative event with respect to any Pledged Shares. We believe the absence of such an effect, particularly given the historically severe impact on the market that COVID-19 has had in recent months, demonstrates the effectiveness of the safeguards structured into the Pledging Policy to mitigate risk operated as intended to protect the interests of the Company and our stockholders against a forced sale.

The Pledging Policy simultaneously fulfills the objectives and strategy of the board of directors to further the alignment of stockholder interests by heavily weighting the compensation of our executive officers and directors in Company equity while, recognizing their legitimate need to access liquidity from their earned equity if desired, providing them with a method to do so without having to sell their equity to access that liquidity, which sale would reduce their ownership and thereby dilute the alignment of senior management and stockholder interests.

Anti-Hedging Policy

Our insider trading policy expressly prohibits the Company’s directors, officers and employees from engaging in any of the following hedging transactions with respect to any Company securities at any time: short sales (including short sales “against the box”); buying or selling puts or calls; buying financial instruments designed to hedge or offset any decrease in the market value of Company securities owned by the individual directly or indirectly, including prepaid variable forward contracts, equity swaps, collars and exchange funds; and frequent trading to take advantage of fluctuations in share price.

Clawback Policy

Our compensation committee has adopted a policy on the clawback of incentive compensation. The policy is applicable to incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives (“Incentive Awards”) granted on or after its effective date to current or former executive officers while an executive officer (“Covered Executives”). The policy will be invoked in the event that (a) the Company is required to restate its financial statements due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard or (ii) was caused by the Company’s decision to change its accounting practice as permitted by applicable law, and (b) the performance measurement period with respect to the grant or vesting of such Incentive Awards includes one or more fiscal periods affected by such restatement.

In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, any Covered Executives received Incentive Awards in excess of the amount to which he or she would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that any Covered Executive received Excess Compensation, the Company will be entitled to recover such Excess Compensation from such Covered Executive, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such Excess Compensation. Such actions may include (i) requiring repayment or return of prior Incentive Awards made to such Covered Executive, including Incentive Awards not affected by the accounting restatement, (ii) cancelling unvested Incentive Awards, or (iii) adjusting the future compensation of such Covered Executive.

In the event that the board of directors or the compensation committee determines that a Covered Executive’s acts or omissions constituted fraud or misconduct, then in addition to the recovery of Incentive Awards, the board of directors or the compensation committee may (i) take (in the case of the board of directors), or recommend to the board of directors (in the case of the compensation committee), disciplinary action, including termination, and (ii) pursue other available remedies, including legal action.

In addition, each award that may be granted under the Third Amended 2014 Incentive Plans will be subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned, as applicable.

Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.

Compensation Policies and Practices Relating to Risk Management

The compensation committee, with the assistance of FPL, conducts regular analytical reviews focusing on several key areas of the Company’s compensation program for its NEOs and other Executive Officer, including external market compensation data, pay mix, selection of performance metrics, the goal-setting process, and internal equity (i.e., compensation differences between individuals) on the payment of compensation. These reviews provide a framework for consideration by the compensation committee with respect to whether any of the Company’s current programs, practices or procedures regarding compensation of its NEOs and other Executive Officer should be altered to help ensure the Company maintains an appropriate balance between prudent business risk and resulting compensation.

As a result of this process, the compensation committee has concluded that while a significant portion of the Company’s compensation program for its NEOs and other Executive Officer is performance-based, the program does not encourage excessive or unnecessary risk-taking. The compensation committee further concluded that the Company’s policies and procedures largely achieve the appropriate balance between the Company’s annual goals and its long-term financial success and growth. While risk-taking is a necessary part of the growth of any business, the compensation committee focuses on aligning the Company’s compensation policies with its long-term interests, and on avoiding short-term rewards for management decisions that could pose long-term risks to the Company, including as follows:

•	Use of Long-Term Compensation. In order to more closely align the interests of the Company’s NEOs and other Executive Officer with those of its stockholders, more than half of the total compensation payable or potentially payable to our NEOs and other Executive Officer is non-cash compensation in the form of long-term equity-based awards. This structure is also intended to maximize retention, as such equity-based awards are subject to either time- or performance-based vesting, generally over a period of at least three years (subject to accelerated vesting upon certain terminations of the holder’s employment as described under “Potential Payments Upon Termination or Change-in-Control” below). Such vesting periods encourages our NEOs and other Executive Officer to focus on sustaining the Company’s long-term performance. Grants of such long-term equity-based awards are typically made annually, so our NEOs and other Executive Officer generally have unvested awards that could decrease significantly in value if the Company’s business is not managed for the long-term.

•	Stock Ownership Guidelines. The Board has implemented stock ownership guidelines for our NEOs and other Executive Officer, which are described above under “Stock Ownership Guidelines.” The compensation committee believes that significant ownership of the Company’s Common Stock by its NEOs and other Executive Officer helps to align the interests of the Company’s management with those of its stockholders, and is consistent with the Company’s commitment to sound corporate governance. As of December 31, 2019, all of our NEOs and our other Executive Officer were in compliance with our stock ownership guidelines or on track to be compliant within the five-year period specified by the guidelines.

•	Pledging Policy. The Board has adopted a pledging policy, which is described above under “Pledging Policy.” The pledging policy prohibits the Company’s executive officers and directors from pledging, or otherwise using as collateral to secure any loan or other obligation, any Company securities that such executive officer or director is required to hold pursuant to the Company’s Stock Ownership Guideline. To encourage our executive officers and directors to continue to hold Company securities currently owned by them that are in excess of the amounts required under the Stock Ownership Guidelines, and to encourage them to increase such ownership over time, our executive officers and directors are permitted to pledge only such Company securities held in excess of the Stock Ownership Guidelines applicable to such executive officer or director and subject to certain restrictions and limitations.

•	Clawback Policy. The compensation committee has also adopted a policy on the clawback of incentive compensation, which is described above under “Clawback Policy.” Under the clawback policy, if the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws (whether or not based on fraud or misconduct) and the Board or the compensation committee has not determined that such restatement is subject to certain exceptions, the Company may recover certain excess incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives and that is granted on or after the policy’s effective date to current or former NEOs or other Executive Officers while an NEO or other Executive Officer.

•	Performance Metrics. The compensation committee further believes in linking pay with performance. In 2019 (as in 2018), the Company used a variety of quantifiable performance metrics for its annual incentive programs, which are described in more detail under “Compensation Discussion and Analysis — Elements of Compensation and 2019 Compensation Decisions.”

In summary, the compensation committee believes that structuring the Company’s executive compensation program such that a considerable amount of the compensation of its NEOs and other Executive Officer is tied to the Company’s long-term success and share value provides incentives for our NEOs and other Executive Officer to manage the Company for long-term growth in a prudent manner, and avoids creating disproportionately large short-term incentives that could otherwise serve to promote the taking of risks that would not be in the long-term interests of the Company.

Lending Policies

We may not make loans to our directors, officers or other employees except in accordance with our Amended Code of Business Conduct and Ethics and applicable law.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS(1)

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussion, the compensation committee has recommended to our board of directors that the Compensation Discussion and Analysis be included in this 2020 proxy statement.

Submitted by the Compensation Committee
Romano Tio, Chairman
I. Bobby Majumder
Elizabeth Harrison

Compensation Committee Interlocks and Insider Participation

The members of the compensation committee during the fiscal year ended 2019 were Romano Tio, I. Bobby Majumder, and Elizabeth Harrison, each of whom is an independent director. None of these directors has at any time served as an officer or employee of the Company. None of our Executive Officers has served as a director or member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or compensation committee. Accordingly, during 2019, there were no interlocks with other companies within the meaning of the SEC’s rules.

(1)	The material in the foregoing Compensation Committee Report does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings, other than our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, where it shall be deemed to be “furnished,” irrespective of any general incorporation language contained in such filing.

EXECUTIVE OFFICER COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or earned by our NEOs in 2019, 2018, and 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)(3)		Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)
R. Ramin Kamfar Chairman and CEO	2019	400,000	500,400	(2)	1,719,492	(5)	—	—	2,619,892
	2018	400,000	385,200		3,968,912	(6)	—	—	4,754,112
	2017	66,667	66,667		—		—	—	133,334
Jordan B. Ruddy President and COO	2019	300,000	375,300	(2)	628,505	(5)	—	—	1,303,805
	2018	300,000	288,900		1,728,870	(6)	—	—	2,317,770
	2017	50,000	50,000		—		—	—	100,000
James G. Babb, III Chief Investment Officer	2019	325,000	406,575	(2)	628,505	(5)	—	—	1,360,080
	2018	325,000	312,975		1,728,870	(6)	—	—	2,366,845
	2017	54,167	54,167		—		—	—	108,334
Ryan S. MacDonald Chief Acquisitions Officer	2019	300,000	375,300	(2)	628,505	(5)	—	—	1,303,805
	2018	250,000	240,750		1,664,972	(6)	—	—	2,155,722
	2017	41,667	41,667		—		—	—	83,334
Christopher J. Vohs Chief Financial Officer & Treasurer	2019	250,000	156,375		186,777	(5)	—	—	593,152
	2018	250,000	120,375		614,875	(6)	—	—	985,250
	2017	41,667	20,833		—		—	—	62,500
Michael L. Konig* Chief Legal Officer & Secretary	2019	300,000	375,300	(2)	628,505	(5)	—	—	1,303,805
	2018	300,000	288,900		1,728,870	(6)	—	—	2,317,770
	2017	50,000	50,000		—		—	—	100,000

*	Pursuant to a Services Agreement with his wholly-owned law firm, K&A.

(1)	Amounts shown for 2019 for each of Messrs. Kamfar, Babb, Ruddy, MacDonald and Konig reflect payment of the 2019 Annual Bonuses in LTIP Units, rather than in cash, by mutual agreement of each such executive officer and the Company. Amounts shown for 2019 for Mr. Vohs reflect payment of the 2019 Annual Bonus in cash.

(2)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the full grant date fair value of LTIP Unit awards issued to the executives in each applicable year. In accordance with SEC disclosure requirements, the amounts for each such year include the full grant date fair value of awards issued under the Incentive Plans. The grant date fair value is computed in accordance with FASB ASC 718, “Compensation-Stock Compensation,” or “ASC 718.”

The actual value of awards with respect to these awards are contingent on continued employment and assumes maximum performance had been achieved under any long term performance awards.

(3)	2018 amounts include a one-time grant of an Initial Commitment Award to each such executive officer pursuant to their respective Executive Agreements. The Initial Commitment Awards were issued to each such executive officer on January 1, 2018, in a number of LTIP Units with a full grant date fair value equal (in each case) to the following: $2,435,418 for Mr. Kamfar; $1,217,709 for each of Messrs. Ruddy, Babb, MacDonald, and Konig (through K&A); and $487,080 for Mr. Vohs. Each such Initial Commitment Award vested or will vest and become nonforfeitable in five equal annual installments: the first, on December 31, 2018; and thereafter, on October 31, 2019 and each anniversary thereof, through and including October 31, 2022.

(4)	The executive officers did not receive any non-equity incentive plan compensation in 2019.

(5)	Reflects the issuance, on January 1, 2019, of LTIP Units based on a price of $9.02 per LTIP Unit, which was the closing price of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the date of grant.

(6)	Reflects the issuance (a) on January 1, 2018, of LTIP Units based on a price of $10.11 per LTIP Unit, and (b) on October 4, 2018, of LTIP Units based on a price of $9.37 per LTIP Unit, which were the respective closing prices of a share of our Class A Common Stock as reported on the NYSE American for the trading day immediately preceding the applicable date of grant.

Grants of Plan-Based Awards for 2019

Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Grant Date		Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
R. Ramin Kamfar	1/1/2019	(2)	—	—	—	76,252	$687,793
	1/1/2019	(3)	38,126	76,253	114,379	—	$1,031,699

Jordan B. Ruddy	1/1/2019	(2)	—	—	—	27,872	$251,405
	1/1/2019	(3)	13,936	27,871	41,807	—	$377,099

James G. Babb III	1/1/2019	(2)	—	—	—	27,872	$251,405
	1/1/2019	(3)	13,936	27,871	41,807	—	$377,099

Ryan S. MacDonald	1/1/2019	(2)	—	—	—	27,872	$251,405
	1/1/2019	(3)	13,936	27,871	41,807	—	$377,099

Christopher J. Vohs	1/1/2019	(2)	—	—	—	8,283	$74,713
	1/1/2019	(3)	4,141	8,283	12,424	—	$112,064

Michael L. Konig	1/1/2019	(2)	—	—	—	27,872	$251,405
	1/1/2019	(3)	13,936	27,871	41,807	—	$377,099

(1)	The amounts presented in this column represent the full grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to the NEOs in 2019. Pursuant to the rules and regulations of the SEC, the amounts exclude the impact of estimated forfeitures related to service-based vesting conditions. The grant date fair value, including the impact of estimated forfeitures related to service-based vesting conditions, is the amount we would expense in our consolidated financial statements over the award’s vesting schedule. For additional information on our value assumptions, refer to Note 13 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC.

(2)	Represents long-term incentive plan units (“LTIP Units”) in Bluerock Residential Holdings, LP (the “Operating Partnership”), of which the Company is the general partner. These LTIP Units will vest ratably over a three year period and may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash or, at the option of the Company and after a one year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A Common Stock on a one-for-one basis.

(3)	Represents long-term incentive plan units in the Operating Partnership of which the Company is the general partner. These Long Term Performance Awards LTIP Units are subject to a three-year performance period beginning January 1, 2019 and may vest at the end of that period subject to performance criteria and established targets. The LTIP Units may convert to OP Units upon reaching capital account equivalency with the OP Units held by the Company, and may then be redeemed for cash, or at the option of the Company and after a one-year holding period (including any period during which the LTIP Units were held), settled in shares of the Company’s Class A Common Stock on a one-for-one basis.

Outstanding Equity Awards at December 31, 2019

The following table sets forth certain information with respect to outstanding equity awards held by NEOs as of December 31, 2019:

Name	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

R. Ramin Kamfar	1/1/2018	(2)	144,536	1,741,659	—	—
	1/1/2018	(3)	38,543	464,443	—	—
	1/1/2018	(4)	3,212	38,705	—	—
	1/1/2018	(5)	—	—	52,701	635,047
	10/4/2018	(6)	—	—	34,020	409,941
	1/1/2019	(3)	76,252	918,837	—	—
	1/1/2019	(7)	—	—	114,379	1,378,267

Jordan B. Ruddy	1/1/2018	(2)	72,268	870,829	—	—
	1/1/2018	(3)	12,847	154,806	—	—
	1/1/2018	(4)	1,070	12,894	—	—
	1/1/2018	(5)	—	—	17,567	211,682
	10/4/2018	(6)	—	—	11,340	136,647
	1/1/2019	(3)	27,872	335,858	—	—
	1/1/2019	(7)	—	—	41,807	503,774

James G. Babb III	1/1/2018	(2)	72,268	870,829	—	—
	1/1/2018	(3)	12,847	154,806	—	—
	1/1/2018	(4)	1,070	12,894	—	—
	1/1/2018	(5)	—	—	17,567	211,682
	10/4/2018	(6)	—	—	11,340	136,647
	1/1/2019	(3)	27,872	335,858	—	—
	1/1/2019	(7)	—	—	41,807	503,774

Ryan S. MacDonald	1/1/2018	(2)	72,268	870,829	—	—
	1/1/2018	(3)	11,241	135,454	—	—
	1/1/2018	(4)	936	11,279	—	—
	1/1/2018	(5)	—	—	15,371	185,221
	10/4/2018	(6)	—	—	9,923	119,572
	1/1/2019	(3)	27,872	335,858	—	—
	1/1/2019	(7)	—	—	41,807	503,774

Christopher J. Vohs	1/1/2018	(2)	28,906	348,317	—	—
	1/1/2018	(3)	3,212	38,705	—	—
	1/1/2018	(4)	267	3,217	—	—
	1/1/2018	(5)	—	—	4,392	52,924
	10/4/2018	(6)	—	—	2,835	34,162
	1/1/2019	(3)	8,283	99,810	—	—
	1/1/2019	(7)	—	—	12,424	149,709

Michael L. Konig	1/1/2018	(2)	72,268	870,829	—	—
	1/1/2018	(3)	12,847	154,806	—	—
	1/1/2018	(4)	1,070	12,894	—	—
	1/1/2018	(5)	—	—	17,567	211,682
	10/4/2018	(6)	—	—	11,340	136,647
	1/1/2019	(3)	27,872	335,858	—	—
	1/1/2019	(7)	—	—	41,807	503,774

(1)	Based upon the closing price of our Class A Common Stock on December 31, 2019 of $12.05.

(2)	Each LTIP award vests and becomes nonforfeitable as follows: (i) the first and second installments vested on December 31, 2018 and October 31, 2019, respectively, in the amount of one-fifth (1/5) of the LTIP award and (ii) the third through fifth installments will vest on the third through fifth anniversaries of October 31, 2017, respectively, in an amount equal to one-fifth (1/5) of the LTIP award; in each case subject to continued employment and other conditions.

(3)	The amount of each such LTIP award was determined as set forth above. Each LTIP award vests and becomes nonforfeitable in three equal installments on each anniversary of the date of grant, subject to continued employment and other conditions.

(4)	Each LTIP award vests and becomes nonforfeitable as follows: (i) the first and second installments vested on December 31, 2018 and October 31, 2019, respectively, in the amount of one-third (1/3) of the LTIP award, and (ii) the third installment will vest on the third anniversary of October 31, 2017, in the amount of one-third (1/3) of the LTIP award; in each case subject to continued employment and other conditions.

(5)	Each Initial Long Term Performance Award was granted in the form of LTIP Units for a three-year performance period, with a threshold equal to 50% of that year’s Annual LTIP Award, a target equal to that year’s Annual LTIP Award and a maximum equal to 150% of that year’s Annual LTIP Award, subject to the performance criteria and targets established and administered by the compensation committee. The amounts in the table assume maximum performance. The actual number of LTIP Units that become fully vested in respect of each such Long Term Performance Award will be based on the attainment, over the three-year performance period, of targets related to relative total stockholder return, relative same store net operating income growth, and inclusion in certain peer indices, as well as a subjective evaluation of the achievement of strategic objectives. Each such Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period. Due to limitations on the number of LTIP Units available for issuance under the 2014 Incentive Plans, these Long Term Performance Awards were, in aggregate, lower than those to which the recipients were entitled pursuant to the terms of their respective Executive Agreements. Upon stockholder approval of the Third Amended 2014 Incentive Plans, such remaining LTIP Units (the “Shortfall LTIP Units”) were issued by the Company to each such recipient at such time. See footnote (6).

(6)	The increased capacity under the Third Amended Equity Incentive Plans enabled the Company to issue the Shortfall LTIP Units, for a three-year performance period from the date of grant of the Initial Long Term Performance Award, subject to performance criteria and targets established and administered by the compensation committee. Each such Shortfall Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period, subject to certain clawback and termination provisions.

(7)	Each Long Term Performance Award was granted in the form of LTIP Units for a three-year performance period, with a threshold equal to 50% of that year’s Annual LTIP Award, a target equal to that year’s Annual LTIP Award and a maximum equal to 150% of that year’s Annual LTIP Award, subject to the performance criteria and targets established and administered by the compensation committee. The amounts in the table assume maximum performance. The actual number of LTIP Units that become fully vested in respect of each such Long Term Performance Award will be based on the attainment, over the three-year performance period, of targets related to relative total stockholder return, relative same store net operating income growth, and return on investment on certain redevelopment projects, as well as a subjective evaluation of the achievement of strategic objectives. Each such Long Term Performance Award will vest and become nonforfeitable effective as of the last day of the performance period.

Stock Vested in 2019

The following table sets forth certain information with respect to the vesting of LTIP Units for each of our NEOs during the fiscal year ended December 31, 2019.

Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Received on Vesting ($)(1)
R. Ramin Kamfar	70,661	$791,532
Jordan B. Ruddy	31,584	$360,368
James G. Babb III	31,584	$360,368
Ryan S. MacDonald	30,647	$351,514
Christopher J. Vohs	11,510	$133,532
Michael L. Konig	31,584	$360,368

(1)	Based on a price of $9.02 and $12.02 per LTIP Unit, which were the closing prices on the NYSE American of one share of Class A Common Stock on January 1, 2019 and October 31, 2019, respectively. Assumes that the value of LTIP Units on a per unit basis is equal to the per share value of our Class A Common Stock.

Narrative Discussion of Summary Compensation Table

We provide additional disclosure below of factors relating to the Summary Compensation Table, including descriptions of the Executive Agreements of our NEOs. For further narrative disclosures concerning the information set forth in the Summary Compensation Table, please see “Compensation Discussion and Analysis” in this proxy statement.

Executive Agreements with our NEOs

We have entered into Employment Agreements with Messrs. Kamfar, Babb, MacDonald, Ruddy, and Vohs, as well as a Services Agreement with Mr. Konig on substantially the same terms as the Employment Agreements. Hereinafter, references to “Executive Agreement(s)” will refer solely to the Employment and/or Service Agreement(s) of our NEOs. The post-termination and severance provisions of these agreements are discussed in “Potential Payments Upon Termination or Change-in-Control” below.

Term.   The Executive Agreements became effective as of the closing of the Internalization on October 31, 2017. The Executive Agreements will continue in effect for an initial term through and including December 31, 2020, subject to automatic renewals of additional successive one-year periods unless either party thereto provides at least sixty (60) days’ advance notice of non-renewal. The Executive Agreements provide that each of Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, Mr. Vohs, and Mr. Konig, each in their respective capacity as Executive Officers, can voluntarily terminate his employment or service for any reason upon 60 days’ notice or by sending a notice of non-renewal to the Company, or may resign for good reason. The Company may also terminate the Executive Agreements upon the disability of the Executive Officer, and the Executive Officer’s employment or service shall terminate upon such Executive Officer’s death. The terms “cause,” “disability,” and “good reason,” are discussed in “Potential Payments on Termination or Change-In-Control” below.

Duties.   The Executive Agreements provide that each Executive Officer will perform duties and provide services to us that are commensurate with the duties, authorities and responsibilities of persons in similar capacities in similarly sized companies, and such other duties, authorities and responsibilities as may reasonably be assigned to him from time to time by the board of directors or, in the case of Executive Officers other than Mr. Kamfar, the Chief Executive Officer. The Executive Agreements further provide that the Executive Officers will, without additional compensation, also serve on the board of directors of, serve as an officer of, and/or perform such executive and consulting services for, or on behalf of, such subsidiaries of the Company as the board of directors may, from time to time, request. The Executive Agreements also provide that the Executive Officers will devote substantially all of their business time and attention to the performance of their duties to the Company, but will be permitted to devote time as they determine in good faith to be necessary or appropriate to fulfill their duties to Bluerock and its affiliates, and engage in certain other outside activities, so long as those duties and activities do not unreasonably interfere with the performance of their duties to us.

Compensation.   The Executive Agreements provide that Mr. Kamfar, Mr. Babb, Mr. MacDonald, Mr. Ruddy, and Mr. Vohs will receive an annual base salary or, in the case of Mr. Konig, an annual base payment, of  at least $400,000, $325,000, $250,000, $300,000, $250,000, and $300,000, respectively. Each Executive Agreement provides that each Executive Officer’s base salary or base payment, as applicable, will be reviewed annually for appropriate increases by the compensation committee, but will not be decreased. Each Executive Agreement further states that each Executive Officer is eligible to receive an annual incentive bonus payable in cash, and annual grants of time- and performance-based equity awards, in each case as described above in “Elements of Executive Compensation.” Each Executive Agreement provides that each Executive Officer is entitled to participate in all executive incentive and, except for Mr. Konig, all employee benefit programs of the Company made available to the Company’s senior executives generally, and to be reimbursed for reasonable and customary expenses related to his employment and to paid vacation in accordance with the Company’s policies.

Clawback.   Each Executive Agreement provides that any compensation paid to the Executive Officer pursuant to the Executive Agreement or any other agreement or arrangement with the Company is subject to mandatory repayment by the Executive Officer to the Company if and to the extent any such compensation or gain is or becomes subject to (i) the Company’s clawback policy, or (ii) any law, rule, requirement or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule, requirement or regulation.

Non-Competition, Non-Solicitation, Intellectual Property, Confidentiality and Non-Disparagement.    The Executive Agreements provide that for the one-year period following the termination of his employment or its service relationship with the Company for any reason, the respective Executive Officer and K&A will not solicit our employees or exclusive consultants or independent contractors, and for the eighteen-month period following the termination of his employment or its service relationship with us for any reason, each Executive Officer and K&A will not solicit our investors or customers or compete with us. Each Executive Agreement also contains covenants relating to the treatment of confidential information and intellectual property matters and restrictions on the ability of each of the Executive Officers and K&A on the one hand and us on the other hand to disparage the other.

Parachute Payments.   Each Executive Agreement provides that the Executive Officer shall bear all expense of, and be solely responsible for, all federal, state, local or foreign taxes due with respect to any amount payable to or other benefit receivable by the Executive Officer under their Executive Agreement, including, without limitation, any excise tax imposed by Section 4999 of the Code; provided, however, that any such amount or benefit deemed to be a “parachute payment” (as defined in Section 280G of the Code) alone or when added to any other amount payable or paid to or other benefit receivable or received by the Executive Officer which is deemed to constitute a parachute payment (whether or not under an existing plan, arrangement or other agreement), and would result in the imposition on the Executive Officer of an excise tax under Section 4999 of the Code (all such amounts and benefits being referred to as total payments), shall be reduced to the extent necessary so that no portion thereof shall be subject to the excise tax imposed by Section 4999 of the Code but only if, by reason of such reduction, the net after-tax benefit received by the Executive Officer shall exceed the net after-tax benefit received by the Executive Officer if no such reduction was made. Net after-tax benefit is defined as (i) the total of all payments and the value of all benefits which the Executive Officer receives or is then entitled to receive from the Company that would constitute parachute payments, less (ii) the amount of all federal, state and local income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Executive Officer (based on the rate in effect for such year as set forth in the Code as in effect at the time of the first payment of the foregoing) and the amount of applicable employment taxes, less (iii) the amount of excise taxes imposed with respect to the payments and benefits described in (i) above by Section 4999 of the Code.

Section 409A.   Each Executive Agreement provides that it is intended to comply with the requirements of Section 409A of the Code, to the extent applicable, and the Executive Agreement will be interpreted to avoid any penalty sanctions under Section 409A of the Code. Accordingly, each Executive Agreement provides that all of its provisions will be construed and interpreted to comply with Section 409A and, if necessary, any such provision shall be deemed amended to comply with Section 409A of the Code and regulations thereunder. If any payment or benefit cannot be provided or made at the time specified herein without incurring sanctions under Section 409A of the Code, then such benefit or payment shall be provided in full at the earliest time thereafter when such sanctions will not be imposed. For purposes of Section 409A of the Code, each payment made under the Executive Agreement shall be treated as a separate payment. In no event may the Executive Officer, directly or indirectly, designate the calendar year of payment. The Executive Officer will be deemed to have a termination of employment for purposes of determining the timing of any payments or benefits hereunder that are classified as deferred compensation only upon a “separation from service” within the meaning of Section 409A of the Code.

Each Executive Agreement provides that if on the date of the Executive Officer’s termination of employment, the Executive Officer is a “specified employee” (as such term is defined in Section 409A(a)(2)(B)(i) of the Code and its corresponding regulations) as determined by the board (or its delegate) in its sole discretion in accordance with its “specified employee” determination policy, then all cash severance payments payable to the Executive Officer under the Executive Agreement that are deemed as deferred compensation subject to the requirements of Section 409A of the Code shall be postponed for a period of six months following the Executive Officer’s “separation from service” with the Company (or any successor thereto). The postponed amounts shall be paid to the Executive Officer in a lump sum on the date that is six (6) months and one (1) day following the Executive Officer’s “separation from service” with the Company (or any successor thereto). If the Executive Officer dies during such six-month period and prior to payment of the postponed cash amounts hereunder, the amounts delayed on account of Section 409A of the Code shall be paid to the personal representative of the Executive Officer’s estate on the sixtieth (60th) day after the Executive Officer’s death. If any of the cash payments payable pursuant to the Executive Agreement are delayed due to the requirements of Section 409A of the Code, there shall be added to such payments interest during the deferral period at an annualized rate of interest equal to the prime rate as reported in the Wall Street Journal (or, if unavailable, a comparable source) at the relevant time.

All reimbursements provided under the Executive Agreements that constitute deferred compensation under Section 409A of the Code shall be made or provided in accordance with the requirements of Section 409A, including, where applicable, the requirement that (i) any reimbursement is for expenses incurred during the Executive Officer’s lifetime (or during a shorter period of time specified in the Executive Agreement), (ii) the amount of expenses eligible for reimbursement during a calendar year may not affect the expenses eligible for reimbursement in any other calendar year, (iii) the reimbursement of an eligible expense will be made on or before the last day of the taxable year following the year in which the expense is incurred, and (iv) the right to reimbursement is not subject to liquidation or exchange for another benefit.

Potential Payments Upon Termination or Change-in-Control

The following section describes potential payments and benefits to the NEOs under the Company’s compensation and benefit plans and arrangements upon termination of employment or a change of control of the Company.

The Executive Agreements with our NEOs provide for payments and other benefits if the NEO’s employment with us is terminated under circumstances specified in his respective Executive Agreement. An NEO’s rights upon the termination of his employment will depend upon the circumstances of the termination. The table below summarizes these rights and the amount of any payments and benefits due under the circumstances specified for the NEO indicated.

Further, certain of the Company’s benefit plans and arrangements contain provisions regarding acceleration of vesting and payment upon specified termination events; see “— Company Share-Based Plans” below. In addition, the Company may authorize discretionary severance payments to its NEOs upon termination.

Company Share-Based Plans

Third Amended 2014 Incentive Plans.   A “Change in Control” under the Third Amended 2014 Incentive Plans occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;

•	there occurs a merger, consolidation, reorganization, or business combination, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent;

•	we (i) sell or dispose of all or substantially all of our assets or (ii) acquire assets or stock of another entity, unless the holders of our voting securities immediately prior to such transaction have more than 50% of the combined voting power of the securities in the successor entity or its parent; or

•	during any period of twelve consecutive months, individuals who, at the beginning of such period, constitute our board of directors together with any new directors (other than individuals who become directors in connection with certain transactions or election contests) cease for any reason to constitute a majority of our board of directors.

If we experience a Change in Control, the administrator may, at its discretion, provide that awards (including LTIP Units) that vest, are earned or become exercisable based solely on continued employment or service (“Time-Based Awards”) that are outstanding on the date of such Change in Control will be assumed by the surviving entity, will be replaced by a comparable substitute award of substantially equal value granted by the surviving entity, or will otherwise automatically become fully exercisable, restrictions and conditions on outstanding stock awards will lapse, and performance units, incentive awards or other equity-based awards will become earned and nonforfeitable in their entirety, on such date. Any Time-Based Awards so assumed or replaced with substitute awards in connection with the Change in Control will vest in accordance with their original terms, except that any such assumed or substitute awards for Time-Based Awards originally granted under the Third Amended 2014 Individuals Plan will automatically become vested in full on the last day of the holder’s employment if  (A) the holder’s employment or service with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause or following non-renewal of the holder’s employment agreement, (ii) voluntarily by the holder with Good Reason, or (iii) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ or service of the Company, the Successor Entity, or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment or service.

Awards that are not Time-Based Awards (“Performance Awards”) that are outstanding on the date of such Change in Control must be assumed or replaced with substitute awards granted under the Third Amended 2014 Incentive Plans in connection with the Change in Control. Such assumed or substituted Performance Awards will be of the same type of award as the original Performance Awards being assumed or replaced, and will have a value, as of the date of such Change in Control, that is substantially equal to the value of the original Performance Awards. In addition, such assumed or substituted Performance Awards will continue to vest in accordance with the terms and conditions of the original Performance Awards being assumed or replaced; provided, that the performance objectives and measures of the original Performance Awards being assumed or replaced shall be adjusted as the administrator determines is equitably required. Notwithstanding the preceding sentence (and solely with respect to assumed or substitute awards for Performance Awards originally granted under the Third Amended 2014 Individuals Plan), if  (A) the holder’s employment with the Company, the Successor Entity, or an affiliate thereof is terminated (i) involuntarily without Cause, (ii) following non-renewal of the employment agreement, if any, between the holder and the Company, the Successor Entity or the applicable affiliate thereof  (if the holder has an employment agreement requiring accelerated vesting in such case), (iii) voluntarily by the holder with Good Reason, or (iv) on account of the holder’s death or disability, and (B) the holder remained in the continuous employ of the Company, the Successor Entity or the applicable affiliate thereof from the date of such Change in Control until the date of such termination of employment, then the assumed or substituted Performance Awards will automatically become vested with respect to a pro rata number of the shares or other securities subject to such assumed or substituted Performance Awards based on the extent to which the performance or other objectives are achieved as of the date of such termination of employment or service. Any portion of any such Performance Awards that does not become so vested will be forfeited.

The administrator may also provide that any Time-Based Awards (or any portion thereof) that become vested in connection with the Change in Control as set forth above may be cancelled, in the sole discretion of the administrator, in exchange for a payment, in cash or shares of our Class A Common Stock or other securities or consideration received by stockholders in the Change in Control transaction, in an amount substantially equal to (i) the price per share of Class A Common Stock received by stockholders (in the case of vested shares of Class A Common Stock), (ii) the amount by which the price per share of Class A Common Stock received by stockholders exceeds the option price or Initial Value (in the case of Options and SARs), and (iii) if applicable, the value of the other securities or property in which a Performance Unit or Other Equity-Based Award is denominated. However, in the case of Options and SARs, if the option price or Initial Value exceeds the price per share of Class A Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the holder.

The Code has special rules that apply to “parachute payments,” i.e., compensation or benefits the payment of which is contingent upon a Change in Control. If certain individuals receive parachute payments in excess of a safe harbor amount prescribed by the Code, the payor is denied a federal income tax deduction for a portion of the payments and the recipient must pay a 20% excise tax, in addition to income tax, on a portion of the payments.

If we experience a Change in Control, benefits provided under the Third Amended 2014 Incentive Plans could be treated as parachute payments. In that event, the Third Amended 2014 Incentive Plans provide that the benefits under the Third Amended 2014 Incentive Plans, and all other parachute payments provided under other plans and agreements, will be reduced to the safe harbor amount, i.e., the maximum amount that may be paid without excise tax liability or loss of deduction, if the reduction allows the participant to receive greater after-tax benefits. The benefits under the Third Amended 2014 Incentive Plans and other plans and agreements will not be reduced, however, if the participant will receive greater after-tax benefits (taking into account the 20% excise tax payable by the participant) by receiving the total benefits. The Third Amended 2014 Incentive Plans also provide that these provisions do not apply to a participant who has an agreement with us providing that the participant cannot receive payments in excess of the safe harbor amount.

Change in Control/Severance Payment Table as of December 31, 2019

The following table estimates the potential payments and benefits to our NEOs upon termination of employment or a change in control of the Company, assuming such event occurs on December 31, 2019. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs.

Items Not Reflected in Table.   The following items are not reflected in the table set forth below:

•	Accrued salary, bonus and vacation.

•	Welfare benefits provided to all salaried employees having substantially the same value.

•	Amounts outstanding under the Company’s 401(k) plan.

Change in Control and Severance Payments as of December 31, 2019

		Reason For Termination/Acceleration

Name	Benefit	Disability(1)	Company non-renewal(2)	Termination by Company without cause or by Executive for good reason(3)	Change in Control(4)

R. Ramin Kamfar	Cash Severance	$—	$2,528,400	$2,528,400	$2,528,400	(5)
	Acceleration of Share-Based Awards	4,093,461	4,093,461	4,093,461	4,093,461	(6)
	Annual Disability Benefits (7)	120,000	—	—	—
	Other (8)	—	43,870	43,870	43,870
	Total	$4,213,461	$6,665,731	$6,665,731	$6,665,731
Jordan B. Ruddy	Cash Severance	$—	$1,264,200	$1,264,200	$1,896,300	(5)
	Acceleration of Share-Based Awards	1,698,666	1,698,666	1,698,666	1,698,666	(6)
	Annual Disability Benefits (7)	120,000	—	—	—
	Other (8)	—	16,109	16,109	16,109
	Total	$1,818,666	$2,978,975	$2,978,975	$3,611,075
James G. Babb, III	Cash Severance	$—	$1,369,550	$1,369,550	$2,054,325	(5)
	Acceleration of Share-Based Awards	1,698,666	1,698,666	1,698,666	1,698,666	(6)
	Annual Disability Benefits (7)	120,000	—	—	—
	Other (8)	—	37,762	37,762	37,762
	Total	$1,818,666	$3,105,978	$3,105,978	$3,790,753
Ryan S. MacDonald	Cash Severance	$—	$1,264,200	$1,264,200	$1,896,300	(5)
	Acceleration of Share-Based Awards	1,657,528	1,657,528	1,657,528	1,657,528	(6)
	Annual Disability Benefits (7)	120,000	—	—	—
	Other (8)	-	43,870	43,870	43,870
	Total	$1,777,528	$2,965,598	$2,965,598	$3,597,698
Christopher J. Vohs	Cash Severance	$—	$776,750	$776,750	$1,165,125	(5)
	Acceleration of Share-Based Awards	578,805	578,805	578,805	578,805	(6)
	Annual Disability Benefits (7)	120,000	—	—	—
	Other (8)	—	44,104	44,104	44,104
	Total	$698,805	$1,399,659	$1,399,659	$1,788,034
Michael L. Konig	Cash Severance	$—	$1,264,200	$1,264,200	$1,896,300	(5)
	Acceleration of Share-Based Awards	1,698,666	1,698,666	1,698,666	1,698,666	(6)
	Annual Disability Benefits (7)	120,000	—	—	—
	Other (8)	—	31,031	31,031	31,031
	Total	$1,818,666	$2,993,897	$2,993,897	$3,625,997

(1)	Each Executive Agreement provides that the Company may terminate the Executive Officer’s employment, to the extent permitted by applicable law, if the Executive Officer (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company, or a disability. If the Company terminates the Executive Officer’s employment for disability, the Executive Officer will be entitled to receive the following:

(A)	Any unpaid base salary and accrued but unused vacation and/or paid time off (determined in accordance with Company policy) through the date of termination (paid in cash within 30 days, or such shorter period required by applicable law, following the effective date of termination);

(B)	Reimbursement for all necessary, customary and usual business expenses and fees incurred and paid by the Executive Officer prior to the effective date of termination in connection with his employment or service upon presentation to the Company of reasonable substantiation and documentation (payable in accordance with the Company’s expense reimbursement policy);

(C)	Vested benefits, if any, to which the Executive Officer may be entitled under the Company’s employee benefit plans as provided under his Executive Agreement (payable in accordance with the applicable employee benefit plan), and directors and officers liability coverage pursuant to the applicable provisions of the Executive Agreement for actions and inactions occurring during the term of such agreement, and continued coverage for any actions or inactions by the Executive Officer while providing cooperation under the Executive Agreement (all such benefits set forth under subsection (A) through (C) to this footnote (1), collectively, the “Accrued Benefits”); and

(D)	Executive Officer’s outstanding equity awards (x) that are subject solely to time-based vesting conditions shall become fully vested as of Executive Officer’s date of termination for disability and (y) that are subject to performance-based vesting conditions, will vest if and to the extent the applicable performance-based conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, however, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the date of termination of Executive Officer’s employment.

(2)	Each Executive Agreement provides that the Company may elect not to extend the term of such Executive Agreement by giving written notice to the Executive Officer at least sixty (60) days prior to any anniversary of December 31, 2020 (a “Non-Renewal”). In the event that the Executive Officer’s employment is terminated by reason of a Non-Renewal by the Company and the Executive Officer is willing and able, at the time of such Non-Renewal, to continue performing services on the terms and conditions set forth herein for the renewal term that would have occurred but for the Non-Renewal, then the Executive Officer shall be entitled to receive:

(A)	The Accrued Benefits; and,

(B)	If the Executive Officer signs a general release of claims in favor of the Company (subject to the expiration of any applicable or legally required revocation period) within sixty (60) days after the effective date of termination (the “Release Requirement”):

1.	A lump sum cash payment equal to a multiple (the “Severance Multiple”) of (a) three times of the sum (in the case of Mr. Kamfar), or (b) two times of the sum (in the case of Messrs. Babb, MacDonald, Ruddy, Vohs and Konig), of (i) his base salary, and (ii) his average annual bonus with respect to the two prior calendar years (in the case of Messrs. Kamfar, Babb, MacDonald, Ruddy, Vohs and Konig);

2.	A lump sum cash payment in an amount equal to his target bonus for the then-current calendar year, pro-rated for the number of days in such calendar year ending on the effective date of termination;

3.	All outstanding equity-based awards (x) that are subject solely to time-based vesting conditions will become fully vested as of the effective date of termination, and (y) that are subject to performance-based vesting conditions will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of termination (without regard to the original length of the performance period); provided, that any performance-based award that vests pursuant to clause (y) will be pro-rated for the actual number of days in the applicable vesting period preceding the effective date of termination;

4.	If entitled to elect continuation of coverage under any Company group health plan under applicable law, reimbursement for 100% of COBRA premiums incurred for he and his dependents under such plan during the duration of his COBRA continuation;

5.	A lump-sum cash payment of any unpaid base salary or unpaid base payment and accrued but unused vacation and/or paid time off through the date of termination; and

6.	Reimbursement for all necessary, customary and usual business expenses and fees incurred and paid prior to the effective date of termination (all such benefits set forth under this subsection (B) to footnote (2), collectively, the “Release Benefits”).

(3)	Under each Executive Agreement, the Company may terminate an Executive Officer’s employment or service at any time without “cause” (defined below) upon not less than sixty (60) days’ prior written notice to the Executive Officer. In addition, the Executive Officer may initiate a termination of employment or service by resigning for “good reason” (defined below). The Executive Officer must give the Company not less than sixty (60) days’ prior written notice of such resignation. In addition, the Company may initiate a termination of employment or service by sending a notice of non-renewal of the Executive Agreement to the Executive Officer, as described above. If the Executive Officer satisfies the Release Requirement in these circumstances, the Executive Officer will be entitled to receive the Accrued Benefits and the Release Benefits. If the Executive Officer does not satisfy the Release Requirement in these circumstances, we refer to the termination as a no-release termination. Upon any no-release termination, the Executive Officer is entitled to receive only the amount due to the Executive Officer under the Company’s then current severance pay plan for employees, if any, and no other payments or benefits will be due under the Executive Agreement to the Executive Officer, but the Executive Officer will be entitled to receive the Accrued Benefits.

Each Executive Agreement defines “cause” as any of the following grounds for termination of the Executive Officer’s employment or service:

i.	the Executive Officer’s conviction of, or plea of guilty or nolo contendere to, a felony (excluding traffic-related felonies), or any financial crime involving the Company (including, but not limited to, fraud, misappropriation or embezzlement of Company assets);

ii.	the Executive Officer’s willful and gross misconduct in the performance of his duties (other than by reason of his incapacity or disability); provided, that the Company’s dissatisfaction with the Executive Officer’s performance shall not constitute “cause”;

iii.	the Executive Officer’s continuous, willful and material breach of the Executive Agreement after written notice of such breach has been given by the board of directors in its reasonable discretion exercised in good faith; provided that, in no event shall any action or omission in subsection (ii) or (iii) constitute “cause” unless (1) the Company gives notice to the Executive Officer stating that the Executive Officer will be terminated for cause, specifying the particulars thereof in reasonable detail and the effective date of termination (which shall be no less than ten (10) business days following the date on which such written notice is received by the Executive Officer) (the “Cause Termination Notice”), (2) the Company provides the Executive Officer and his counsel with an opportunity to appear before the board of directors to rebut or dispute the alleged reason for termination on a specified date that is at least three (3) business days following the date on which the Cause Termination Notice is given, but prior to the stated termination date described in clause (1), and (3) a majority of the board of directors (calculated without regard to the Executive Officer, if applicable) determines that the Executive Officer has failed to materially cure or cease such misconduct or breach within ten (10) business days after the Cause Termination Notice is given to him. For purposes of the foregoing sentence, no act, or failure to act, on the Executive Officer’s part shall be considered willful unless done or omitted to be done by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company, and any act or omission by the Executive Officer pursuant to the authority given pursuant to a resolution duly adopted by the board of directors or on the advice of counsel to the Company will be deemed made in good faith and in the best interest of the Company.

Each Executive Agreement defines “good reason” to mean the occurrence of any of the following events without the Executive Officer’s consent:

i.	The assignment to the Executive Officer of duties or responsibilities substantially inconsistent with his title at the Company or a material diminution in the Executive Officer’s title, authority or responsibilities; provided (in the case of Mr. Kamfar only) that failing to maintain Mr. Kamfar as a member of the board of directors will constitute “good reason”; and provide (in the case of the other Executive Officers) that a change in title or modification of authority or responsibilities in connection with hiring new or elevating other executives as reasonably required or commensurate with the growth of the Company shall not constitute “good reason”;

ii.	a material reduction in base salary, or the annual or long-term target incentive opportunities, of the Executive Officer;

iii.	the Company’s continuous, material and willful breach of the Executive Agreement; or

iv.	the relocation (without the written consent of the Executive Officer) of the Executive Officer’s principal place of employment or service by more than thirty-five (35) miles from its location on the effective date of the Executive Agreement.

Each Executive Agreement provides that (i) “good reason” will not be deemed to exist unless notice of termination on account thereof (specifying a termination date of at least sixty (60) days but no more than ninety (90) days from the date of such notice) is given no later than ninety (90) days after the time at which the event or condition purportedly giving rise to “good reason” first occurs or arises, and (ii) if there exists an event or condition that constitutes “good reason,” the Company will have thirty (30) days from the date notice of such a termination is given to cure such event or condition and, if the Company does so, such event or condition will not constitute “good reason;” provided, however, that the Company’s right to cure such event or condition will not apply if there have been repeated breaches by the Company.

(4)	Pursuant to the Third Amended 2014 Incentive Plans, the outstanding Time-Based Awards and Performance Awards held by any Executive Officer may be entitled to accelerated vesting in the event of a “Change of Control” of the Company. Immediate acceleration of vesting upon a Change of Control occurs only with respect to outstanding Time-Based Awards that are not assumed or replaced with a substitute award of substantially equal value by the surviving entity, whereas upon such event, outstanding Time-Based Awards that are so assumed or replaced, and all outstanding Performance Awards, will generally vest in accordance with their original terms and conditions. However, if upon a Change of Control or thereafter, an Executive Officer’s employment or service is terminated (i) involuntary without “cause,” (ii) following non-renewal of the Executive Officer’s Executive Agreement (if the Executive Agreement requires accelerated vesting in such case), (iii) voluntarily by the Executive Officer with “good reason,” or (iv) on account of the Executive Officer’s death or disability, and the Executive Officer remained in the continuous employ or service of the Company or the successor entity from the date of such Change of Control until the date of such termination, then under the Third Amended 2014 Incentive Plans, all such assumed or replaced Time-Based Awards, and all or a pro rata portion (based on the extent to which the applicable performance or other objectives are achieved) of such Performance Awards, will automatically become fully vested as of the last day of the Executive Officer’s employment or service.

In addition, the Executive Agreement of each Executive Officer other than Mr. Kamfar provides that if a Change of Control occurs and, upon or within 18 months thereafter, the Company terminates the Executive Officer’s employment or service without “cause” or the Executive Officer terminates his employment or service for “good reason,” then the Executive Officer shall be entitled to receive (A) the Accrued Benefits; and (B) if the Executive Officer satisfies the Release Requirement, the Release Benefits, except that the Severance Multiple shall be three rather than two. The “Change in Control” provision in the Executive Agreement of each Executive Officer other than Mr. Kamfar serves to change the Severance Multiple to be used in calculating the amount of cash severance to which each such Executive Officer may be entitled, under the preceding circumstances, in the event of a Change of Control, but does not affect or accelerate the vesting, in such event, of the outstanding Time-Based Awards or Performance Awards held by the Executive Officer.

The Executive Agreement of each Executive Officer other than Mr. Kamfar defines “Change of Control” to have the same meaning as the same term under the Third Amended 2014 Incentive Plans, which definition is set forth above under “Potential Payments Upon Termination or Change-in-Control--Company Share-Based Plans.”

(5)	Amount reflects the occurrence of a Change of Control and, (A) upon or within 18 months thereafter, (i) the Company’s termination of the Executive Officer’s employment or service without “cause” or (ii) the Executive Officer’s termination of his employment or service for “good reason,” and (B) the Executive Officer’s satisfaction of the Release Requirement, thereby triggering, under the Executive Agreement of each of Messrs. Babb, MacDonald, Ruddy, Vohs and Konig, a cash severance payment calculated using a Severance Multiple of three rather than two.

(6)	Amount reflects accelerated vesting of (i) all Time-Based Awards outstanding as of December 31, 2019, and (ii) approximately 38% of Performance Awards outstanding as of December 31, 2019.

(7)	$120,000 represents the maximum amount paid under the Company’s Long-Term Disability Plan to an employee if disabled for 90 consecutive days and the employee was eligible to receive the long-term disability payments. $120,000 represents the aggregate of maximum monthly payments of $2,000 payable as a long-term disability benefit for a maximum of 5 years or to age 70 (such payments would continue for the length of the disability).

(8)	Represents COBRA payments for a maximum of 18 months.

In the event of the death of an Executive Officer during the term of their Executive Agreement, the Executive Officer will be entitled to receive (i) the Accrued Benefits, and (ii) all outstanding equity awards (a) that are subject solely to time-based vesting conditions, which will become fully vested as of the date of such Executive Officer’s death, and (b) that are subject to performance-based vesting conditions, which will vest if and to the extent the applicable performance-based vesting conditions are satisfied as of the date of such Executive Officer’s death (without regard to the original length of the performance period); provided, however, that any performance-based award that vests and becomes payable pursuant to clause (b) will be pro-rated for the actual number of days in the applicable performance period preceding the Executive Officer’s death.

In the event of (i) the Company’s termination of an Executive Officer’s employment or service at any time for “cause” or (ii) voluntary termination by the Executive Officer without “good reason” upon sixty (60) days’ prior written notice to the Company, the Executive Officer will be entitled to receive the Accrued Benefits. In such event, all payments and benefits under the Executive Agreement will otherwise cease, and all then-unvested awards or benefits will be forfeited.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Ramin Kamfar, Chief Executive Officer (the “CEO”):

For 2019, our last completed fiscal year:

•	the annual total compensation of the employee identified at median of our company (other than our CEO), was $143,662; and

•	the annual total compensation of the CEO for purposes of determining the CEO pay ratio was $2,619,892.

The annual total compensation is based on compensation earned from January 1, 2019 through December 31, 2019.

Based on this information, for 2019, the ratio of the annual total compensation of Mr. Kamfar, our Chief Executive Officer, to the median of the annual total compensation of all employees was estimated to be 18.2 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows: (a) we determined that, as of December 31, 2019, our employee population consisted of approximately 58 individuals, and (b) to identify the “median employee” from our employee population, we collected actual base salary, bonus earned, and any overtime paid during the period from January 1, 2019 through December 31, 2019.

Compensation of Directors

During 2019, the independent directors’ compensation consisted of cash and equity retainers amounting to $40,000 and $65,000, respectively. In addition, the lead independent director, the audit committee chairman, the compensation committee chairman, the investment committee chairman and the nominating & corporate governance chairman received annual retainers of  $25,000, $20,000, $15,000, $15,000 and $10,000, respectively. Each member of the audit committee, the compensation committee, the nominating & corporate governance committee and the investment committee received annual retainers of  $10,000, $7,500, $5,000 and $5,000, respectively. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board.

We have provided below certain information regarding compensation earned by and paid to our directors during fiscal year 2019 (amounts in thousands).

Name	Fees Paid in Cash in 2019	LTIP Unit Awards(1)	Total
Elizabeth Harrison(2)	$53	$62	$115
Kamal Jafarnia(3)	29	35	64
I. Bobby Majumder(4)	98	62	160
Romano Tio(5)	76	62	138
R. Ramin Kamfar	—	—	—

(1)	Reflects 6,836 LTIP Units granted under the Third Amended 2014 Individuals Plan to Ms. Harrison, Mr. Majumder and Mr. Tio, and 2,929 LTIP Units granted for Mr. Jafarnia, each a non-employee director. The amounts reported for each non-employee director reflect the grant date fair value of the award based on the closing price of the shares on January 1, 2019 and August 9, 2019, respectively (i.e. $9.02 and $12.05).

(2)	Includes standard Board retainer of $40,000, compensation committee member retainer of $7,500, and nominating committee member retainer of $5,000.

(3)	Includes standard Board retainer of $40,000, audit committee member retainer of $10,000, and investment committee member retainer of $5,000, pro-rated for Mr. Jafarnia’s service during 2019.

(4)	Includes standard Board retainer of $40,000, lead independent director retainer of $25,000, audit committee chairman or member retainers of $20,000 or $10,000 prorated, compensation committee member retainer of $7,500 and nominating committee chairperson retainer of $10,000.

(5)	Includes standard Board retainer of $40,000, compensation committee chairman retainer of $15,000 prorated, audit committee member retainer of $10,000, investment committee chairman retainer of $15,000, and nominating committee member retainer of $5,000, offset by $2,398 paid in 2018 for services rendered in 2019.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transaction Policy

Our board of directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. The purpose of this policy is to describe the procedures used to identify, review and approve any existing or proposed transaction, arrangement, relationship (or series of similar transactions, arrangements or relationships) in which (a) we, our Operating Partnership or any of our subsidiaries were, are or will be a participant, (b) the aggregate amount involved exceeds $120,000, and (c) a related person has or will have a direct or indirect interest. For purposes of this policy, a related person is (i) any person who is, or at any time since the beginning of the current fiscal year was, a director, director nominee, or executive officer of the Company, (ii) any beneficial owner of more than 5% of our stock, or (iii) any immediate family member of any of the foregoing persons.

Under this policy, our audit committee is responsible for reviewing and approving or ratifying each related person transaction or proposed related person transaction. In determining whether to approve or ratify a related person transaction, the audit committee is required to consider all relevant facts and circumstances of the related person transaction available to the audit committee and to approve only those related person transactions that are in the best interests of the Company, as the audit committee determines in good faith. No member of the audit committee is permitted to participate in any consideration of a related person transaction with respect to which that member or any of his or her immediate family is a related person. A copy of our related person transaction policy is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Related Person Transactions

This section describes related party transactions between us and our directors, executive officers and 5% stockholders and their immediate family members that occurred since the beginning of the fiscal year ended December 31, 2019.

Affiliate Transactions

As described further below, we have entered into agreements with certain affiliates pursuant to which they will provide services to us. Our independent directors have reviewed the material transactions between our affiliates and us since the beginning of 2019. Set forth below is a description of such transactions and the independent directors’ determination of their fairness.

Administrative Services Agreement

In connection with the closing of the Internalization, the Company, the Operating Partnership, and Bluerock TRS Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Operating Partnership (the “the OP Sub”), and REIT Operator (collectively, the “Company Parties,” and each, a “Company Party”) entered into an Administrative Services Agreement (the “Administrative Services Agreement”) with Bluerock Real Estate, L.L.C. (“BRRE”) and its affiliate, Bluerock Real Estate Holdings, LLC (“BREH,” and together with BRRE, “Bluerock”). Pursuant to the Administrative Services Agreement, Bluerock provides the Company with certain human resources, investor relations, marketing, legal and other administrative services (the “Services”) to facilitate a smooth transition in the management of our operations and enable us to benefit from operational efficiencies created by access to such services following closing, to give us time to develop such services in-house or to hire other third-party service providers for such services. The Services are provided on an at-cost basis, generally allocated based on the use of such Services for the benefit of our business, and are invoiced on a quarterly basis. In addition, the Administrative Services Agreement permits, from time to time, certain of our employees to provide or cause to be provided services to Bluerock, on an at-cost basis, generally allocated based on the use of such services for the benefit of the business of Bluerock and invoiced on a quarterly basis, and otherwise subject to the terms of the Services provided by Bluerock to us under the Administrative Services Agreement. Our payment invoices and other amounts payable under the Administrative Services Agreement will be made in cash or, in the sole discretion of the Board, in the form of fully-vested LTIP Units.

The initial term of the Administrative Services Agreement was one year from October 31, 2017, subject to our right to renew it for successive one-year terms upon sixty (60) days written notice prior to expiration. The initial term of the Administrative Services Agreement expired on October 31, 2018. On August 6, 2018, we delivered written notice to Bluerock of our intention to renew the Administrative Services Agreement for an additional one-year term, to expire on October 31, 2019, and on August 2, 2019, we delivered written notice to BREH of our intention to renew the Administrative Services Agreement for an additional one-year term, to expire on October 31, 2020. The Administrative Services Agreement automatically terminates (i) upon our termination of all Services, or (ii) in the event we do not renew. Any Company  Party can also terminate the Administrative Services Agreement with respect to any individual Service upon written notice to the applicable Bluerock entity, in which case the specified Service will discontinue as of the date stated in such notice, which date must be at least ninety (90) days from the date of such notice. Further, either Bluerock entity can terminate the Administrative Services Agreement at any time upon the occurrence of a “Change of Control Event” (as defined therein) upon at least one hundred eighty (180) days prior written notice to us.

In the event of  (i) the failure by any Company Party to pay for Services as required under the Administrative Services Agreement, (ii) any material default by either Bluerock entity in the due performance or observance of any term or agreement in the Administrative Services Agreement, or (iii) the adjudication of any party as insolvent and/or bankrupt, or the appointment of a receiver or trustee for any party or its property, or the approval of a petition for reorganization or arrangement under any bankruptcy or insolvency Law, or the filing by any party of a voluntary petition in bankruptcy, or the consent by any party to the appointment of a receiver or trustee (in each such case, the “Defaulting Party”), then the non-Defaulting Party shall have the right, at its sole discretion, (A) in the case of a default under clause (iii), to immediately terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder; and (B) in the case of a default under clause (i) or (ii), to terminate the applicable Service(s) and/or the Administrative Services Agreement and its participation with the Defaulting Party thereunder if the Defaulting Party has failed to (x) cure the default within thirty (30) days after receiving written notice of such default, or (y) take substantial steps towards and diligently pursue the curing of the default. The Company Parties have each agreed that in the event of the termination of the Administrative Services Agreement or of a Service thereunder, the obligation of Bluerock to provide the terminated Services, or to cause the terminated Services to be provided, shall immediately cease.

Pursuant to the Administrative Services Agreement, Bluerock is responsible for the payment of all employee benefits and any other direct and indirect compensation for the employees of Bluerock (or their affiliates or permitted subcontractors) assigned to perform the Services, as well as such employees’ worker’s compensation insurance, employment taxes, and other applicable employer liabilities relating to such employees.

In connection with the closing of the Internalization, BREH and the former Manager entered into a use and occupancy agreement (the “NY Agreement”) for certain corporate space located in New York, NY and for certain space located in Southfield, MI (the “MI Premises”). On December 1, 2017, BREH and REIT Operator entered into a sublease for the MI Premises (“MI Sublease”). Pursuant to the NY Agreement and MI Sublease, collectively, BREH permits REIT Operator and certain of its subsidiaries and/or affiliates to share occupancy of the Premises. Expense reimbursements paid by us related to our shared occupancy under the MI Sublease are included in amounts presented in the table below. For expense reimbursements related to the NY Agreement, please refer to the Leasehold-Cost Sharing Agreement noted below.

In connection with the Company moving our New York (Manhattan) headquarters, effective on February 15, 2019, we and Bluerock jointly and severally, on the one hand, and an unaffiliated third party landlord, on the other hand, entered into a sublease for separate corporate space (the “Current NY Premises Sublease”) located at 1345 Avenue of the Americas, New York, New York (the “Current NY Premises”). The Current NY Premises Sublease became effective upon the date of the landlord’s consent thereto, which occurred on March 18, 2019. We and Bluerock have also entered into a Leasehold Cost-Sharing Agreement dated as of February 15, 2019 (the “Leasehold Cost-Sharing Agreement”) with respect to the Current NY Premises, to provide for the allocation and sharing between us and Bluerock of the costs under the Current NY Premises Sublease, including costs associated with tenant improvements. The Current NY Premises Sublease permit us and certain of our respective subsidiaries and/or affiliates to share occupancy of the Current NY Premises with Bluerock. Under the Leasehold Cost-Sharing Agreement, if there is a change in control of either us or Bluerock: (i) the allocation of costs under the Current NY Premises Sublease shall be modified to thereafter allocate such costs based on the average of the cost-sharing percentages between us and Bluerock over the four most recently-completed calendar quarters immediately preceding the change in control date (or shall be the average cost-sharing percentages over such shorter period, if the change in control occurs earlier than the completion of four calendar quarters) and (ii) the entity for which the change in control occurs shall be responsible, at its own cost and expense, to obtain the approval of the landlord and refit the Current NY Premises into physically separated workspaces, one for Bluerock and one for us, with the percentage of space for each approximately equal to the average of the historical cost-sharing percentages discussed immediately above. Under the Current NY Premises Sublease, the Company has arranged for the posting of a $750,000 letter of credit as a security deposit, and Bluerock is obligated under the Leasehold Cost-Sharing Agreement to indemnify and hold us harmless from loss if there is a claim under such letter of credit. Payment by us of any amounts payable under the Leasehold Cost- Sharing Agreement to Bluerock will be made in cash or, in the sole discretion of the Board, in the form of fully-vested LTIP Units.

The amounts paid or payable to Bluerock for the year ended December 31, 2019 are as reflected in the following table (amounts in thousands):

	Approximate Dollar Value of Mr. Kamfar’s Interest In Company Incurred Amounts	Year Ended December 31, 2019
Administrative Services Agreement
Expense reimbursements	$1,341	$1,341
Offering expense reimbursements	1,037	1,037
Leasehold Cost-Sharing Agreement
Expense reimbursements	$400	$400
Capitalized cost reimbursements	778	778

Stockholders Agreement

In connection with the closing of the Internalization, the Company and the owners of the former Manager (the “Contributors”) entered into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which the Company may grant certain registration rights for the benefit of the Contributors and impose certain limitations on the voting rights of the Class C Common Stock, in each case as a condition to the consummation of the transactions contemplated by the Contribution Agreement.

Pursuant to the Stockholders Agreement, each Contributor, in respect of any Class A Common Stock that they may receive in connection with any redemption or conversion, as applicable, of any OP Units or Class C Common Stock received as a result of the Internalization (“Registrable Shares”), may require us from time to time to register the resale of their Registrable Shares under the Securities Act on a registration statement filed with the SEC. The Stockholders Agreement grants each Contributor certain rights to demand a registration of some or all of their Registrable Shares (a “Demand Registration”) or to request the inclusion of some or all of their Registrable Shares in a registration being effected by us for itself or on behalf of another person (a “Piggyback Registration”), in each case subject to certain customary restrictions, limitations, registration procedures and indemnity provisions. We are obligated to use commercially reasonable efforts to prepare and file a registration statement within specified time periods and to cause that registration statement to be declared effective by the SEC as soon as reasonably practicable thereafter.

The ability to cause us to effect a Demand Registration is subject to certain conditions. We are not required to effect such registration within 180 days of the effective date of any prior registration statement with respect to our Class A Common Stock and may delay the filing for up to 60 days under certain circumstances.

If, pursuant to an underwritten Demand Registration or Piggyback Registration, the managing underwriter advises that the number of Registrable Shares requested to be included in such registration exceeds a maximum number (the “Maximum Number”) that the underwriter believes can be sold without delaying or jeopardizing the success of the proposed offering, the Stockholders Agreement specifies the priority in which Registrable Shares are to be included.

Pursuant to the Stockholders Agreement, the Contributors have agreed to limit certain of their voting rights with respect to the Class C Common Stock. If, as of the record date for determining our stockholders that are entitled to vote at any annual or special meeting of our stockholders or for determining our stockholders that are entitled to consent to any corporate action by written consent, the holders of the Class C Common Stock own shares of Class C Common Stock (the “Subject Shares”) representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of our capital stock that have voting rights on the matters being voted upon at such meeting (such number of Subject Shares representing in the aggregate more than 9.9% of the voting rights of the then-outstanding shares of our capital stock with voting rights being referred to as the “Excess Shares”), then at each such meeting or in each such action by written consent the holders of the Subject Shares will vote or furnish a written consent in respect of the Excess Shares, or cause the Excess Shares to be voted or consented, in each case, in such manner as directed by a majority of the members of our Board. All Subject Shares other than the Excess Shares may be voted for or against any matter in the sole and absolute discretion of the holder of the Class C Common Stock.

Dealer Manager Agreement for Series B Preferred Offering

In conjunction with the offering of the Series B Preferred Stock, we entered into a dealer manager agreement (the “Series B Dealer Manager Agreement”) with Bluerock Capital Markets, LLC (“Bluerock Capital Markets”), our affiliate, pursuant to which it assumed dealer manager responsibilities for our Series B Preferred Offering. Pursuant to the Series B Dealer Manager Agreement, Bluerock Capital Markets will receive up to 7.0% and 3.0% of the gross offering proceeds from the offering as selling commissions and dealer manager fees, respectively. The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers and incurs costs in excess of the 10.0%, which costs are borne by the dealer manager without reimbursement by the Company.

Dealer Manager Agreement for Series T Preferred Stock Offering

In conjunction with our offering of Series T Preferred Stock, we entered into a dealer manager agreement (the “Series T Dealer Manager Agreement”) with Bluerock Capital Markets, pursuant to which it assumed dealer manager responsibilities for our Series T Preferred Offering. Pursuant to the Series T Dealer Manager Agreement, Bluerock Capital Markets will receive up to 7.0% and 3.0% of the gross offering proceeds from the offering as selling commissions and dealer manager fees, respectively. The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers and incurs costs in excess of the 10.0%, which costs are borne by the dealer manager without reimbursement by the Company.

Summary of Fees and Reimbursements to Dealer Manager

Summarized below are the fees earned and expenses reimbursable to Bluerock Capital Markets, our affiliated dealer manager, and any related amounts payable for the year ended December 31, 2019 (amounts in thousands):

	Approximate Dollar Value of Mr. Kamfar’s Interest In REIT Incurred Amounts	Incurred for the Year Ended December 31, 2019
Type of Compensation
Selling Commissions	$16,892	$16,892
Dealer Manager Fees	7,239	7,239
Total:	$24,131	$24,131

The dealer manager re-allows the substantial majority of the selling commissions and dealer manager fees to participating broker-dealers, and incurs costs in excess of the 10.0%, which costs are borne by the dealer manager without reimbursement by the Company.

Transactions with Affiliates of Our Former Manager

We have entered into several transactions with five private real estate funds that are affiliates of Bluerock, an affiliate of our former Manager, in connection with our investments. Bluerock Special Opportunity + Income Fund, LLC (“Fund I”), Bluerock Growth Fund (“BGF”) and Bluerock Growth Fund II (“BGF II”) are managed and controlled by Bluerock. Bluerock Special Opportunity + Income Fund II, LLC (“Fund II”) and Bluerock Special Opportunity + Income Fund III, LLC (“Fund III”, together with Fund I, BGF, BGF II and Fund II, the “Bluerock Funds”) are managed and controlled by a wholly owned subsidiary of Bluerock. Mr. Kamfar and a family owned limited liability company are the indirect owners of 100% of the membership interests of Bluerock, and certain of our and our former Manager’s officers are also officers of Bluerock.

Arlo Mezzanine Financing

We have provided a $32.0 million mezzanine loan (the “Arlo Internal Mezz Loan”), of which $28.3 million has been funded as of March 31, 2020, to BR Morehead JV Member, LLC (the “Arlo JV Member”). The Arlo Internal Mezz Loan is secured by the Arlo JV Member’s approximate 95.0% interest in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Arlo JV”), which developed a 286-unit Class A apartment community located in Charlotte, North Carolina (the “Arlo Property”). The Arlo Internal Mezz Loan matures on the earliest to occur of: (a) three (3) months following the applicable maturity date of the Arlo Senior Loan (as defined below), including any refinanced loan (if there is more than one senior loan outstanding at any time, then the maturity date of the last such senior loan to mature (as extended) shall govern and control); (b) the date of any sale or transfer by the Arlo property owner of the Arlo Property (or any portion thereof); or (c) such earlier date on which the final payment of principal of the promissory note becomes due and payable, whether at such stated maturity date, by declaration of acceleration, or otherwise. The Arlo Internal Mezz Loan bears interest at a fixed rate of 15% with regular monthly payments being interest only and can be prepaid without penalty.

In conjunction with the Arlo development, the Arlo property owner, which is owned by an entity in which we have an equity interest, had entered into a $34.5 million construction loan (the “Arlo Construction Loan”) with an unaffiliated party, of which $33.8 million was outstanding at December 31, 2019, and which was secured by the Arlo Property. The Arlo Construction Loan was to mature on June 29, 2020 and had a one-year extension option, subject to certain conditions. The Arlo Construction Loan bore interest on a floating basis on the amount drawn based on LIBOR plus 3.75%, subject to a minimum of 4.25%.

In addition, the Arlo property owner entered into a $7.3 million mezzanine loan (the “Arlo External Mezz Loan”) with an unaffiliated party, of which $7.3 million was outstanding at December 31, 2019, and which was secured by the membership interest in the joint venture developing the Arlo property. The Arlo External Mezz Loan was to mature on June 29, 2020 and had two one-year extension options, subject to certain conditions. The Arlo External Mezz Loan bore interest at a fixed rate of 11.5%.

On March 31, 2020, the Arlo property owner refinanced the Arlo Construction Loan and entered into a $43 million loan agreement (the “Arlo Senior Loan”) with an unaffiliated party secured by the Arlo property, and used the proceeds in part to pay off the outstanding balances, in full, of the Arlo Construction Loan and Arlo External Mezz Loan The Arlo Senior Loan is to mature on April 1, 2025 and bears interest on a floating basis on the amount drawn based on LIBOR plus 2.65%, subject to a minimum of 2.65%.

Cade Boca Raton Mezzanine Financing

We provided a $14.0 million mezzanine loan (the “Boca Mezz Loan”) to BRG Boca JV Member, LLC (the “Boca JV Member”), an affiliate of the former Manager. The Boca Mezz Loan was secured by the Boca JV Member’s approximate 90.0% interest in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Boca JV”), which developed a 90-unit Class A apartment community located in Boca Raton, Florida known as Cade Boca Raton. The Boca Mezz Loan bore interest at a fixed rate of 15.0% with regular monthly payments being interest-only. The Boca Mezz Loan was to mature on March 11, 2022 and could be prepaid without penalty.

On December 19, 2019, we received a paydown of  $3.6 million on the Boca Mezz Loan, reducing the outstanding principal balance to $10.1 million. Additionally, we negotiated with Fund II to contribute the remaining balance of the Boca Mezz Loan Promissory Note in exchange for 89.25% of the common membership interest in Boca JV Member and sole management control of Boca JV Member. At December 31, 2019, we consolidated the Boca JV Member.

Domain at The One Forty Mezzanine Financing

We have provided a $24.5 million mezzanine loan (the “Domain Mezz Loan”), of which $23.7 million has been funded as of March 31, 2020, to BR Member Domain Phase 1, LLC (the “Domain JV Member”), an affiliate of the former Manager. The Domain Mezz Loan is secured by the Domain JV Member’s approximate 95% interest in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Domain JV”), which developed a 299-unit Class A apartment community located in Garland, Texas known as Domain at The One Forty. The Domain Mezz Loan matures on the earliest to occur of: (i) the latest to occur of  (a) March 11, 2022 and (b) the applicable maturity date under any extension granted under any construction financing, or (ii) the date of sale or transfer of property, or (iii) such earlier date, by declaration of acceleration or otherwise, on which the final payment of principal becomes due. The Domain Mezz Loan bears interest at 15% in 2019, 5.5% in 2020, 4.0% in 2021 and 3.0% thereafter, and has regular monthly payments that are interest-only. The Domain Mezz Loan can be prepaid without penalty. We have a 50.0% participation in any profits achieved in a sale after repayment of the Domain Mezz Loan and we and Fund II each receive full return of their respective capital contributions.

In conjunction with the Domain at The One Forty development, the Domain at The One Forty property owner, which is owned by an entity in which we have an equity interest: (i) entered into a $30.3 million construction loan (the “Domain Construction Loan”) secured by the Domain at The One Forty property, and (ii) entered into a $6.4 million mezzanine loan secured by the membership interest in the joint-venture developing the Domain at The One Forty property. Both the Domain Construction Loan and the mezzanine loan were entered into with unaffiliated parties and had maturity dates of March 3, 2020. The Domain Construction Loan could be prepaid without penalty, whereas the mezzanine loan could be prepaid provided the lender received a minimum profit and 1.0% exit fee.

On December 12, 2019, the Domain at The One Forty property owner refinanced the Domain Construction Loan and entered into a $39.2 million senior mortgage loan (the “Domain Senior Loan”) with an unaffiliated party secured by the Domain at The One Forty property, of which $39.2 million is outstanding as of March 31, 2020, and used the proceeds in part to pay off the outstanding balances, in full, of the Domain Construction Loan and mezzanine loan. The Domain Senior Loan matures on January 5, 2023 and bears interest at a floating basis of LIBOR plus 2.20%, but no less than 3.95%, with interest-only payments through the initial term of the loan. The Domain Senior Loan contains two one-year extension options, and if extended, payments during the extension period shall be based on thirty-year amortization. On or after July 5, 2021, the senior loan may be prepaid without penalty.

Motif Mezzanine Financing, formerly Flagler Village

We have provided a $74.6 million mezzanine loan (the “Motif Mezz Loan”), of which all has been funded as of March 31, 2020, to BR Flagler JV Member, LLC (the “Motif JV Member”), an affiliate of the former Manager. The Motif Mezz Loan is secured by the Motif JV Member’s 97% interest in a multi-tiered joint venture along with Fund II and Fund III, affiliates of the former Manager, and an unaffiliated third party (the “Motif JV”), which is developing a 385-unit Class A apartment community located in Fort Lauderdale, Florida known as Motif. The Motif Mezz Loan bears interest at 12.9% and has regular monthly payments that are interest-only. The Motif Mezz Loan has a maturity date of March 28, 2023 and can be prepaid without penalty. On March 31, 2020, the Motif JV Member paid down $8.0 million of the Motif Mezz Loan principal balance, reducing the outstanding principal balance to $66.6 million, and on May 8, 2020, at the request of the Motif JV Member, the Company amended the Motif Mezz Loan agreement to re-lend $8.0 million to the Motif JV Member. The Company funded the full $8.0 million to the Motif JV Member, increasing the outstanding Motif Mezz Loan balance to $74.6 million.

We have the right of first offer to purchase the member’s ownership interests in the Flagler JV Member, or, if applicable, to purchase Motif if the Flagler JV Member exercises its rights under the Flagler JV to cause the sale of Motif.

In conjunction with the Motif development, the Motif property owner, which is owned by an entity in which we have an equity interest, entered into an approximately $70.4 million construction loan (the “Motif Construction Loan”) with an unaffiliated party, of which $58.6 million is outstanding as of March 31, 2020, and which is secured by the Motif development. The Motif Construction Loan matures on March 28, 2022, contains a one-year extension option, subject to certain conditions, and can be prepaid subject to payment of a make-whole premium and exit fee. The Motif Construction Loan bears interest at the greater of 5.0% or a rate of LIBOR plus 3.85%, with interest only payments until March 28, 2022 and future payments after extension based on thirty-year amortization.

Novel Perimeter Mezzanine Financing

We have provided a $20.6 million mezzanine loan (the “Perimeter Mezz Loan”), of which all has been funded as of March 31, 2020, to BR Perimeter JV Member, LLC (the “Perimeter JV Member”), an affiliate of the former Manager. The Perimeter Mezz Loan is secured by the Perimeter JV Member’s approximate 60% interest in a multi-tiered joint venture along with Fund III, an affiliate of the former Manager, and an unaffiliated third party, which developed a 320-unit Class A apartment community located in Atlanta, Georgia known as Novel Perimeter. The Perimeter Mezz Loan matures on the later of December 29, 2021 or the maturity date of the Novel Perimeter Construction Loan, as defined below, as extended, and bears interest at a fixed rate of 15.0%. Regular monthly payments are interest-only during the initial term. The Perimeter Mezz Loan can be prepaid without penalty. On May 5, 2020, we increased the mezzanine loan commitment to the Perimeter JV Member to $23.8 million, of which $21.7 million was funded as of May 8, 2020. In exchange for increasing the loan commitment, we received the right to exercise an option to purchase, at the greater of a 2.5 basis point discount to fair market value or 15% internal rate of return for Fund III, up to a 100% common membership interest in the Perimeter JV Member.

In conjunction with the Novel Perimeter development, the Novel Perimeter property owner, which is owned by an entity in which we have an equity interest, entered into an approximately $44.7 million construction loan (the “Novel Perimeter Construction Loan”) with an unaffiliated party, of which $44.6 million is outstanding at March 31, 2020, and which is secured by the Novel Perimeter development. The Novel Perimeter Construction Loan matures December 12, 2020, contains a one-year extension option, subject to certain conditions, and can be prepaid without penalty. The Novel Perimeter Construction Loan bears interest at a rate of LIBOR plus 3.00%, with interest only payments until December 12, 2020 and future payments based on thirty-year amortization.

The Park at Chapel Hill Financing

On November 1, 2019, we entered into an agreement to provide a mezzanine loan (“the Chapel Hill Mezz Loan”) in an amount up to $40.0 million to BR Chapel Hill JV, LLC (“BR Chapel Hill JV”), of which $8.5 million has been funded as of March 31, 2020. BR Chapel Hill JV owns a 100% interest in BR Chapel Hill, LLC (“BR Chapel Hill”) and is a joint venture with common interests held by Fund I, Fund II, and BR Chapel Hill Investment, LLC, all managed by affiliates of the former Manager. The Chapel Hill Mezz Loan bears interest at a fixed rate of 11.0% per annum with regular monthly payments being interest-only during the initial term. The Chapel Hill Mezz Loan matures on the earliest to occur of: (i) the latest to occur of  (a) March 31, 2024 and (b) the applicable maturity date under any extension granted under any construction financing, or (ii) the date of sale or transfer of property, or (iii) such earlier date, by declaration of acceleration or otherwise, on which the final payment of principal becomes due. The Chapel Hill Mezz Loan is secured by the Chapel Hill property and can be prepaid without penalty. On March 31, 2020, due to COVID-19-related uncertainties, BR Chapel Hill JV repaid $21.0 million of the $29.5 million which had been previously funded from the Chapel Hill Mezz Loan, reducing the outstanding principal balance to $8.5 million. On May 9, 2020, at the request of BR Chapel Hill JV, the audit committee authorized the amendment of the Chapel Hill Mezz Loan agreement to permit BR Chapel Hill JV to re-borrow $2.0 million. On May 20, 2020, we funded the $2.0 million loan.

In conjunction with the Chapel Hill Mezz Loan, we provided a $5.0 million senior loan to BR Chapel Hill. The senior loan is secured by BR Chapel Hill’s fee simple interest in the Chapel Hill property. The senior loan matures on March 31, 2024 and bears interest at a fixed rate of 10.0% per annum. Regular monthly payments are interest-only during the initial term. The senior loan can be prepaid without penalty.

On February 25, 2020, BR Chapel Hill contributed Phase 1 and Phase 3 of the Chapel Hill property (collectively, the “Contribution” or “Phase 1 and Phase 3 Properties”) to an affiliate, The Park at Chapel Hill JV, LLC (the “New JV”), which distributed the Contribution to its subsidiary, The Park at Chapel Hill, LLC (the “Phase 1 and Phase 3 Property Owner”). BR Chapel Hill owns a 90% interest in the New JV, and the New JV is a joint venture with other remaining 10% of common interests held by the affiliate of the unaffiliated party for the respective development of an approximately 414-unit Class A apartment community located in Chapel Hill, North Carolina known as the Park at Chapel Hill Apartments and the South Elliott Road extension. BR Chapel Hill retained ownership of Phase 2 of the Chapel Hill property (the “Phase 2 Property”) for future development.

In conjunction with the development of the Phase 1 and Phase 3 Properties, the Phase 1 and Phase 3 Property Owner entered into a $64.3 million construction loan (the “Chapel Hill Construction Loan”) with an unaffiliated party, of which none is outstanding as of March 31, 2020, and which is secured by the Phase 1 and Phase 3 Properties development. The Chapel Hill Construction Loan matures February 25, 2024, contains a one-year extension option, subject to certain conditions, and can be prepaid without penalty. The Chapel Hill Construction Loan bears interest at a rate of LIBOR plus 2.25%.

Vickers Historic Roswell Mezzanine Financing

We have provided an $11.8 million mezzanine loan (the “Vickers Mezz Loan”), of which $11.5 million has been funded as of March 31, 2020, to BR Vickers Roswell JV Member, LLC (the “Vickers JV Member”), an affiliate of the former Manager. The Vickers Mezz Loan is secured by the Vickers JV Member’s approximate 80% interest in a multi-tiered joint venture along with Fund III, an affiliate of the former Manager, and an unaffiliated third party (the “Vickers JV”), which developed a 79-unit Class A apartment community located in Roswell, Georgia known as Vickers Historic Roswell. The Vickers Mezz Loan bears interest at a fixed rate of 15.0% and regular monthly payments are interest-only. The Vickers Mezz Loan matures on the earliest to occur of: (i) the latest to occur of  (a) February 26, 2022 and (b) the applicable maturity date under any extension granted under any construction financing, or (ii) the date of sale or transfer of property, or (iii) such earlier date, by declaration of acceleration or otherwise, on which the final payment of principal becomes due. The Vickers Mezz Loan can be prepaid without penalty.

In conjunction with the Vickers Historic Roswell development, the Vickers Historic Roswell property owner, which is owned by an entity in which we have an equity interest, entered into an approximately $18.0 million construction loan (the “Vickers Construction Loan”) with an unaffiliated party, which was secured by the Vickers Historic Roswell development. The Vickers Construction Loan was to mature on December 1, 2020 and could be prepaid without penalty. On December 13, 2019, the Vickers Historic Roswell property owner refinanced the Vickers Construction Loan and entered into a $22 million senior mortgage loan (the “Vickers Senior Loan”), of which $22.0 million is outstanding as of March 31, 2020, secured by the Vickers Historic Roswell property and used the proceeds in part to pay off the outstanding balance, in full, of the Vickers Construction Loan. The Vickers Senior Loan matures on January 1, 2030 and bears interest at a floating basis of LIBOR plus 1.99%, with interest-only payments through the term of the loan. On or after September 28, 2029, the loan may be prepaid without penalty.

Alexan CityCentre Interests

We have made a $14.0 million preferred equity investment in a multi-tiered joint venture along with BGF, BGF II, Fund II and Fund III, all affiliates of the former Manager, and an unaffiliated third party (the “Alexan CityCentre JV”), which developed a 340-unit Class A apartment community located in Houston, Texas, known as Alexan CityCentre. We earn a preferred return of 15.0% and 20.0% on our $6.5 million and $7.5 million preferred equity investments, respectively. The Alexan CityCentre JV is required to redeem our preferred membership interest plus any accrued but unpaid return on the earlier date which is six months following the maturity of the construction loan, detailed below, including extension and refinancing, or any earlier acceleration or due date.

The Alexan CityCentre property owner, which is owned by an entity in which we have an equity interest, entered into a $55.1 million construction loan modification agreement, which was secured by its interest in the Alexan CityCentre property (the “Alexan Development”). The loan was to mature on January 1, 2020 and bore interest per annum equal to the prime rate plus 0.5% or LIBOR plus 3.0%, at the borrower’s option. On April 26, 2019, the Alexan CityCentre owner: (i) entered into a $46.0 million senior mortgage loan, (ii) entered into a $11.5 million mezzanine loan with an unaffiliated party, and (iii) used the proceeds from the senior loan and mezzanine loan to pay off the outstanding balance, in full, of the construction loan. The senior loan and mezzanine loan both provide for earnout advances, subject to certain restrictions, of $2.0 million and $0.5 million, respectively, for total loan commitments of  $48.0 million and $12.0 million, respectively. The loans bear interest at a floating basis of the greater of LIBOR plus 1.50% or 3.99% on the senior loan, and the greater of LIBOR plus 6.00% or 8.49% on the mezzanine loan. The senior loan and mezzanine loan both: (i) have regular monthly payments that are interest-only during the initial term, (ii) have initial maturity dates of May 9, 2022, (iii) contain two one-year extension options, and (iv) can be prepaid in whole prior to maturity provided the lender receives a stated spread maintenance premium.

Alexan Southside Place Interests

We have made a $25.5 million preferred equity investment in a multi-tiered joint venture along with Fund II and Fund III, affiliates of the former Manager, and an unaffiliated third party (the “Alexan Southside JV”), which developed a 270-unit Class A apartment community located in Houston, Texas, known as Alexan Southside Place. Alexan Southside Place is developed upon a tract of land under an 85-year ground lease. The joint venture adopted ASU No. 2016-02 as of January 1, 2019, and as such, has recorded a right-of-use asset and lease liability of  $17.1 million as of March 31, 2020. The Alexan Southside JV is required to redeem our preferred membership interest plus any accrued but unpaid return on the earlier date which is six months following the maturity of the loan, detailed below, including extension and refinancing, or any earlier acceleration or due date.

In conjunction with the Alexan Southside development, the joint venture, which is owned by an entity in which we have an equity interest, entered into a $31.8 million construction loan secured by its interest in the Alexan Southside Place property. The loan was to mature in April 2019 and bore interest on a floating basis on the amount drawn based on the base rate plus 1.25% or LIBOR plus 2.25%, at the borrower’s option. On April 12, 2019, the joint venture: (i) entered into a $26.4 million senior mortgage loan, (ii) entered into a $6.6 million mezzanine loan with an unaffiliated party, and (iii) used the proceeds from the senior loan and mezzanine loan to pay off the outstanding balance, in full, of the construction loan. The senior loan and mezzanine loan both provide for earnout advances, subject to certain restrictions, of  $2.4 million and $0.6 million, respectively, for total loan commitments of  $28.8 million and $7.2 million, respectively. The loans bear interest at a floating basis of the greater of LIBOR plus 1.50% or 3.99% on the senior loan, and the greater of LIBOR plus 6.00% or 8.49% on the mezzanine loan. The senior loan and mezzanine loan both: (i) have regular monthly payments that are interest-only during the initial term, (ii) have initial maturity dates of May 9, 2022, (iii) contain two one-year extension options, and (iv) can be prepaid in whole prior to maturity provided the lender receives a stated spread maintenance premium.

On November 9, 2018, we entered into an amended agreement with Fund II and Fund III (together “the Funds”) that reduced our preferred return in exchange for certain grants made by the Funds. Our previous per annum preferred return of 15.0% was reduced as follows: 6.5% in 2019, 5.0% in 2020 and 3.5% thereafter. The Funds agreed to (i) grant us a right to compel a sale of the project beginning November 1, 2021 and (ii) grant us a 50.0% participation in any profits achieved in a sale after we receive our full preferred return and repayment of principal, and the Funds receive full return of their capital contributions. The Funds are obligated to fund their prorata share of future capital calls, absent a default event. If a default event shall occur and is continuing at the time of a sale, we would be entitled to 100.0% of the profits after the Funds receive full return of their capital contributions. Additionally, we agreed to extend the mandatory redemption date of our preferred equity to be reflective of any changes in the construction loan maturity date as a result of refinancing.

Helios Interests

We made a $19.2 million preferred equity investment in a multi-tiered joint venture along with Fund III, an affiliate of the former Manager, and an unaffiliated third party (the “Helios JV”), which developed a 282-unit Class A apartment community located in Atlanta, Georgia known as Helios.

On December 28, 2018, the Helios property owner entered into a $39.5 million senior mortgage loan (“senior loan”) secured by the Helios property. The senior loan was to mature on January 1, 2029 and bore interest at a floating basis of LIBOR plus 1.75%, with interest only payments through January 2023, and then monthly payments based on thirty-year amortization. On or after September 29, 2028, the loan may have been prepaid without prepayment fee or yield maintenance.

On November 9, 2018, we entered into an amended agreement with Fund III that reduced our preferred return in exchange for certain grants made by Fund III. Our previous per annum preferred return of 15.0% was reduced as follows: 7.0% in 2019, 6.0% in 2020 and 4.5% thereafter. Fund III agreed to (i) grant us a right to compel a sale of the project beginning November 1, 2021 and (ii) grant us a 50.0% participation in any profits achieved in a sale after we receive our full preferred return and repayment of principal, and Fund III receives full return of its capital contribution. Fund III is obligated to fund its prorata share of future capital calls, absent a default event. If a default event shall occur and is continuing at the time of a sale, we would be entitled to 100.0% of the profits after Fund III receives full return of its capital contribution. Additionally, we agreed to extend the mandatory redemption date of its preferred equity to be reflective of any changes in the loan maturity date as a result of refinancing.

On December 10, 2019, the Company entered into a membership interest purchase agreement to purchase 100% of the common membership interest in the joint venture from Fund III and the Helios JV for $2.5 million and $1.8 million, respectively, based on fair market value after consideration of the $19.2 million preferred equity investment previously funded by the Company. As ownership in the Helios real property was in the form of undivided interests, we continued to account for the Helios property under the equity method as of December 31, 2019.

On January 8, 2020, we closed on the sale of our Helios investment for approximately $65.6 million, subject to certain prorations and adjustments typical in such real estate transactions. After deduction for the payoff of existing mortgage indebtedness encumbering the property in the amount of  $39.5 million and the payment of early extinguishment of debt costs, closing costs and fees, our pro rata share of the net proceeds was $22.7 million, which included payment for our original investment of  $19.2 million and our additional investment of approximately $3.5 million.

Leigh House Interests

We made a $14.2 million preferred equity investment in a multi-tiered joint venture along with Fund II, an affiliate of the former Manager, and an unaffiliated third party (the “Leigh House JV”), which developed a 245-unit Class A apartment community located in Raleigh, North Carolina known as Leigh House. We earned a preferred return of 15.0% and 20.0% on our $11.9 million and $2.3 million preferred equity investments, respectively. The Leigh House JV was required to redeem our preferred membership interest plus any accrued but unpaid return on the earlier date which was six months following the maturity of the construction loan, detailed below, including extension, or any earlier acceleration or due date.

The Leigh House investment was sold on July 15, 2019 as part of the Topaz Portfolio sale. Prior to the sale, the Company purchased additional interests in Leigh House from Fund II for approximately $3.2 million in accordance with the agreement governing its investment. The Company sold its interests as part of the Topaz Portfolio for net proceeds of approximately $17.4 million, which included payment for its original preferred investment of  $14.2 million and its additional investment of approximately $3.2 million.

Whetstone Apartments Interests

We made a $12.9 million preferred equity investment in a multi-tiered joint venture along with Fund III, an affiliate of the former Manager, and an unaffiliated third party, to acquire a 204-unit Class A apartment community located in Durham, North Carolina known as Whetstone Apartments. We earned a 6.5% preferred return on our investment until April 1, 2017 when Whetstone Apartments ceased paying its preferred return on a current basis. The preferred return was being accrued, except for payments totaling $0.5 million received in 2019. The accrued preferred return of $2.6 million and $2.2 million as of December 31, 2019 and December 31, 2018, respectively, was included in due from affiliates in the consolidated balance sheets as of December 31, 2019. We evaluated the preferred equity investment and accrued preferred return and determined that the investment was fully recoverable.

On October 6, 2016, the Whetstone Apartments property owner, which is owned by an entity in which we have an equity interest, entered into a mortgage loan of approximately $26.5 million, of which $25.5 million was outstanding as of December 31, 2019. The loan was to mature on November 1, 2023 and was secured by the Whetstone Apartments property. The loan bore interest at a fixed rate of 3.81% and regular monthly payments are based on thirty-year amortization. The loan was able to be prepaid with the greater of 1.0% prepayment fee or yield maintenance until October 31, 2021, and thereafter at par.

On January 22, 2020, through a subsidiary of our Operating Partnership, we entered into a membership interest purchase agreement to purchase 100% of the common membership interest in BR Whetstone Member, LLC from Fund III for approximately $2.5 million. In conjunction with this transaction, BR Whetstone Member, LLC, along with BRG Avenue 25 TRS, LLC, a wholly-owned subsidiary of our Operating Partnership, entered into a membership purchase agreement to purchase the right to all the economic interest promote and the common membership interest of 7.5% held in the Whetstone Apartments joint venture from an unaffiliated member of the joint venture for approximately $1.9 million.

On January 24, 2020, we closed on the sale of Whetstone Apartments for approximately $46.5 million, subject to certain prorations and adjustments typical in such real estate transactions. After deduction for the payoff of existing mortgage indebtedness encumbering the property in the amount of  $25.4 million and the payment of early extinguishment of debt costs, closing costs and fees, the Company’s net proceeds were $19.6 million, which included payment for its original investment of  $12.9 million, payment of its accrued preferred return of  $2.7 million, and its additional investment of approximately $4.0 million.

Current Policies and Procedures Relating to Conflicts of Interest

Amended Code of Business Conduct and Ethics

We do not have a policy that expressly restricts any of our directors, officers, stockholders or affiliates, including our former Manager or Bluerock or their respective officers and employees, from having a pecuniary interest in an investment in or from conducting, for their own account, business activities of the type we conduct. However, our Amended Code of Business Conduct and Ethics contains a conflicts of interest policy that prohibits our directors, officers and personnel, as well as officers and employees of our former Manager and of Bluerock who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. Notwithstanding the prohibitions in our Amended Code of Business Conduct and Ethics, after considering the relevant facts and circumstances of any actual conflict of interest, our board of directors may, on a case-by-case basis and in their sole discretion, waive such conflict of interest for executive officers or directors, and must be promptly disclosed to stockholders. Waivers for other personnel may be made by our Chief Executive Officer. Waivers of our Amended Code of Business Conduct and Ethics will be required to be disclosed in accordance with the NYSE American and SEC requirements. A copy of our Amended Code of Business Conduct and Ethics is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Interested Director and Officer Transactions

Pursuant to the Maryland General Corporation Law, a contract or other transaction between us and a director or between us and any other corporation or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest. The common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof will not render the transaction void or voidable if:

•	the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board of directors, and our board of directors or such committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;

•	the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of shares owned of record or beneficially by the interested director or corporation or other entity; or

•	the transaction or contract is fair and reasonable to us at the time it is authorized, ratified or approved.

Related Person Transaction Policy

Our board of directors has adopted a written related person transaction policy, for which the audit committee oversees compliance. Our related person transaction policy is described under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy.” A copy of our related person transaction policy is available in the Investor Relations section of our website (http://bluerockresidential.com) under the tab “Governance Documents.”

Clawback Policy

Our compensation committee has adopted a policy on the clawback of incentive compensation. We are pleased that it has not been necessary for us to invoke this policy. The policy is applicable to incentive-based compensation (including equity and equity-based compensation) that is paid, issued or vests based on the achievement of performance objectives (“Incentive Awards”) granted on or after its effective date to current or former executive officers while an executive officer (“Covered Executives”). The policy will be invoked in the event that (a) the Company is required to restate its financial statements, due to material noncompliance with any financial reporting requirement under U.S. federal securities laws (whether or not based on fraud or misconduct) (and the board of directors or the compensation committee has not determined that such restatement (i) is required or permitted under GAAP in connection with the adoption or implementation of a new accounting standard or (ii) was caused by the Company’s decision to change its accounting practice as permitted by applicable law), and (b) the performance measurement period with respect to the grant or vesting of such Incentive Awards includes one or more fiscal periods affected by such restatement.

In such event, under the terms of the policy, our board of directors or the compensation committee will determine whether, within three (3) completed fiscal years preceding the restatement date and any interim period, any Covered Executives received Incentive Awards in excess of the amount to which he or she would otherwise have been entitled based on the restated financial statements (such excess amount, “Excess Compensation”). If the board of directors or the compensation committee determines that any Covered Executive received Excess Compensation, the Company will be entitled to recover such Excess Compensation from such Covered Executive, and our board of directors or the compensation committee, in its sole discretion and subject to applicable law, will take such action as it deems necessary to recover such Excess Compensation. Such actions may include (i) requiring repayment or return of prior Incentive Awards made to such Covered Executive, including Incentive Awards not affected by the accounting restatement, (ii) cancelling unvested Incentive Awards, or (iii) adjusting the future compensation of such Covered Executive.

In the event that the board of directors or the compensation committee determines that a Covered Executive’s acts or omissions constituted fraud or misconduct, then in addition to the recovery of Incentive Awards, the board of directors or the compensation committee may (i) take (in the case of the board of directors), or recommend to the board of directors (in the case of the compensation committee), disciplinary action, including termination, and (ii) pursue other available remedies, including legal action.

In addition, each award that may be granted under the Third Amended 2014 Incentive Plans (and, if approved by stockholders pursuant to Proposal 1, the Fourth Amended 2014 Incentive Plans) will be subject to the condition that we may require that such award be returned, and that any payment made with respect to such award must be repaid, if such action is required under the terms of any recoupment or “clawback” policy of ours as in effect on the date that the payment was made, or on the date the award was granted or exercised or vested or earned, as applicable.

Our board of directors and compensation committee recognize that the Dodd-Frank legislation enacted in 2010 may, following rulemaking, require some modification of these policies. Our board of directors and compensation committee intend to review any rules adopted as a result of that legislation and to adopt any modifications to these policies that become required by applicable law.

Lending Policies

We may not make loans to our directors, officers or other employees except in accordance with our Amended Code of Business Conduct and Ethics and applicable law.

Independent Registered Public Accounting Firm

Grant Thornton LLP (“Grant Thornton”) has served as our independent registered public accounting firm since March 11, 2019. The appointment of Grant Thornton as our independent registered public accountants was unanimously approved by the audit committee of our board of directors. Prior to Grant Thornton’s appointment, BDO USA, LLP (“BDO”) served as our independent auditors.

We expect that a representative of Grant Thornton will be present at the Annual Meeting. The representative of Grant Thornton will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Pre-Approval Policies and Procedures

In order to ensure that the provision of the auditing services, and all permitted non-audit services, performed for us by our independent auditors (including the fees and terms thereof) do not impair the auditors’ independence, the audit committee approved, on March 26, 2014, the Amended and Restated Audit Committee Charter, which includes an Audit Committee Pre-Approval Policy for Audit and Non-audit Services. The Audit Committee Pre-Approval Policy for Audit and Non-audit Services requires the audit committee to pre-approve, to the extent required by applicable law, all audit and non-audit engagements and the related fees and terms with the independent auditors. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. In addition, the audit committee, may, in its discretion, delegate one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

Since October 15, 2009, when we became a reporting company under Section 15(d) of the Exchange Act, all services rendered by our independent auditors, including all services rendered by Grant Thornton for the year ended December 31, 2019 and all services rendered by BDO for the year ended December 31, 2018, have been pre-approved in accordance with the policies and procedures described above.

Principal Auditor Fees and Services

The aggregate fees billed to us for professional accounting services by BDO, our independent auditors for the year ended December 31, 2018, and by Grant Thornton, our independent auditors for the year ended December 31, 2019, for the audit of financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for these periods (including the audit of our annual financial statements by BDO for the year ended December 31, 2018 and the audit of our annual financial statements by Grant Thornton for the year ended December 31, 2019), are set forth in the table below (amounts in thousands):

	2019	2018
Audit fees	$738	$824
Audit-related fees	—	—
Tax fees	---	271
All other fees	—	—
Total	$738	$1,095

For purposes of the preceding table, professional fees are classified as follows:

•	Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by the independent auditors in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•	Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.

•	Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.

•	All other fees — These are fees for any services not included in the above-described categories.

Report of the Audit Committee

The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, the independent auditors devote more time and have access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2019 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Grant Thornton, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, the matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee received from Grant Thornton the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the audit committee concerning independence, and discussed with BDO their independence from us. In addition, the audit committee considered whether Grant Thornton’s provision of non-audit services is compatible with Grant Thornton’s independence.

Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

July 23, 2020	The Audit Committee of the Board of Directors: I. Bobby Majumder (Chairman) Kamal Jafarnia Romano Tio

PROPOSAL 3

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

Our board of directors is committed to corporate governance best practices and recognizes the significant interest of stockholders in executive compensation matters. In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing stockholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. This non-binding, advisory vote, commonly referred to as a “say-on-pay” vote, is not intended to address any specific item of compensation, but instead relates to the information set forth in the “Compensation Discussion and Analysis” section of this proxy statement regarding our executive compensation program.

The vote on this Proposal 3 will not be binding on the Company, our board of directors or our compensation committee, and it will not be construed as overruling any decision by us or our board of directors or creating or implying any change to, or additional, fiduciary duties for us or our board of directors. However, the compensation committee of our board of directors, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our NEOs, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions. If there are a significant number of unfavorable votes, our compensation committee will seek to understand the concerns that influenced the vote and evaluate whether any actions are necessary to address those concerns in making future decisions affecting our executive compensation program.

As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, our board of directors believes that our compensation program is directly linked to our business objectives of generating income for our stockholders and growing our market capitalization. For example:

•	Our compensation committee may grant our NEOs equity awards under our Third Amended 2014 Equity Incentive Plans. If our stockholders approve the Fourth Amended 2014 Incentive Plans, then our NEOs will receive cash compensation, and may be granted equity awards by our compensation committee under the Fourth Amended 2014 Incentive Plans, as set forth under “Compensation Discussion and Analysis — Overview of Compensation Program and Philosophy.” Such awards are intended to align the interests of our NEOs with those of our stockholders, thereby allowing our NEOs to share in the creation of value for our stockholders through stock appreciation and dividends.

•	Such equity awards are generally subject to vesting requirements, and are designed to promote the retention of management and to achieve strong performance for our Company.

•	These awards further provide flexibility to us in our ability to attract, motivate and retain the best executive talent.

Resolution

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that Bluerock Residential Growth REIT, Inc.’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis” section, compensation tables and other related disclosure.”

The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. Where no such vote is cast, they will vote FOR this Proposal 3.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this Proposal 3. Abstentions and broker non-votes will have no effect on the result of the votes on this Proposal 3, but they will count toward the establishment of a quorum.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE NON-BINDING, ADVISORY RESOLUTION
REGARDING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4

NON-BINDING, ADVISORY VOTE REGARDING THE FREQUENCY

OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act also provides that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executives (i.e., the “say-on-pay” vote described in the previous Proposal 3). By voting with respect to this Proposal 4, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders may also abstain from casting a vote on this Proposal 4.

After careful consideration, our board of directors has determined that an advisory vote on executive compensation that occurs once every three (3) years is the most appropriate alternative for the Company. Our board of directors therefore recommends that stockholders vote to hold a “say-on-pay” vote every three (3) years for a number of reasons, including the following:

•	A vote that occurs every three (3) years will permit stockholders to evaluate the effectiveness of our overall compensation philosophy, objectives and practices in the context of our long-term business results for such period, while avoiding overemphasis on short-term fluctuations in compensation and business results that could occur over shorter periods of time.

•	An advisory vote occurring once every three (3) years would also provide our compensation committee the longest time frame in which to evaluate the most recent “say-on-pay” vote results, engage with stockholders to understand the voting results, and effectively implement any corresponding changes to our executive compensation program.

Although we believe that holding advisory votes on executive compensation every three years will initially reflect the right balance of considerations for the Company, we will periodically reassess that view and hold advisory votes on executive compensation more frequently if such action is warranted by discussions with stockholders, material changes to our compensation programs or other circumstances.

This vote is an advisory vote only, and therefore it will not bind the Company or our board of directors, nor be construed as overruling any decision by us or our board of directors or creating or implying any change to, or additional, fiduciary duties for us or our board of directors. However, our board of directors will carefully consider the results of the stockholder vote on this matter as appropriate when adopting a policy on the frequency of future advisory votes on executive compensation. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be considered by the board of directors as the stockholders’ recommendation as to the frequency of future advisory votes on executive compensation. Nevertheless, the board of directors may decide that it is in the best interests of our stockholders and the Company to hold future advisory votes on executive compensation more or less frequently than the option approved by our stockholders.

Stockholders are not voting to approve or disapprove of the recommendation of our board of directors that an advisory vote on executive compensation be held every three (3) years. Instead, stockholders will be able to indicate their preference regarding the frequency of future advisory votes on executive compensation by specifying a choice of one year, two years, or three years. Stockholders that do not have a preference regarding the frequency of future advisory votes on executive compensation  may abstain from voting on the proposal. For the reasons discussed above, we are asking our stockholders to vote for a frequency of every THREE (3) years when voting on this Proposal 4.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve this Proposal 4. In the event that no option receives a majority of the votes cast, we will consider the option that receives the most votes to be the option selected by stockholders. Abstentions and broker non-votes will have no effect on the result of the votes on this Proposal 4, but they will count toward the establishment of a quorum.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
“EVERY THREE YEARS.”

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of our board of directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. After careful consideration and in recognition of the importance of this matter to our stockholders, the board of directors has determined that it is in the best interests of the Company to seek the ratification by our stockholders of the audit committee’s selection of Grant Thornton as our independent registered public accounting firm. We expect that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. For the Company’s most recently completed fiscal year, the year ended December 31, 2019, Grant Thornton was independent registered public accounting firm for the Company, and completed the audit of the Company’s consolidated financial statements for the year ended December 31, 2019, which were filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

At the Annual Meeting, you and the other stockholders will vote for, against or abstain from voting to ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

The appointed proxies will vote your shares of Common Stock as you instruct, unless you submit your proxy without instructions. This proposal is considered “routine” under NYSE American rules, so brokers may vote in their discretion on behalf of beneficial owners who have not provided voting instructions. Where no such vote is cast, the appointed proxies will vote FOR this proposal.

Vote Required

Under our bylaws, the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve Proposal 5. Abstentions will have no effect on the result of the votes on this proposal, but they will count toward the establishment of a quorum.

If this proposal is not approved by our stockholders, the adverse vote will be considered a direction to our audit committee to consider other auditors. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the fiscal year ending December 31, 2020 will stand, unless our audit committee determines there is a reason for making a change.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

ADDITIONAL INFORMATION

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and Executive Officers, and any persons beneficially owning more than 10% of our outstanding shares of Common Stock, to file with the SEC reports with respect to their initial ownership of our Common Stock and reports of changes in their ownership of our Common Stock. As a matter of practice, our administrative staff and outside counsel assists our directors and Executive Officers in preparing these reports, and typically file those reports on behalf of our directors and Executive Officers. Based solely on a review of the copies of such forms filed with the SEC during fiscal year 2019 and on written representations from our directors and Executive Officers, we believe that during fiscal year 2019, all of our directors and Executive Officers filed the required reports on a timely basis under Section 16(a).

STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

If a stockholder wishes to nominate an individual for election to the board of directors or propose other business at the 2021 annual meeting, our bylaws require that the stockholder give advance written notice to our secretary, Michael L. Konig, at our executive offices no earlier than February 27, 2021 and no later than 5:00 p.m., Eastern Time, on March 29, 2021. However, if we hold our 2021 annual meeting before August 7, 2021, or after October 8, 2021, stockholders must submit proposals no earlier than 150 days prior to the 2021 annual meeting date and no later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the 2021 annual meeting date or the tenth (10th) day after announcement of the 2021 annual meeting date. The mailing address of our executive offices is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

Whether you plan to attend the virtual Annual Meeting or not, we urge you to have your vote recorded. Stockholders can submit their votes by proxy by following the instructions provided on the Notice Regarding the Availability of Proxy Materials or on the proxy card.

The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/BRG2020 and enter the 12-digit control number included in your Notice Regarding the Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 10:45 a.m. Eastern Time. Please allow time for online check-in procedures.

YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Appendix A

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

FOURTH AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

FOR INDIVIDUALS

Effective              , 2020

Article I
DEFINITIONS

1.01.	Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.02.	Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03.	Board

“Board” means the Board of Directors of the Company.

1.04.	Cause

“Cause” has the same meaning as set forth in an employment, severance, change in control or similar agreement between the Participant and the Company or an Affiliate. If the Participant and the Company or an Affiliate are not parties to an employment, severance, change in control or similar agreement that defines the term “Cause,” then “Cause” means the Participant’s conviction of, or plea of guilty or nolo contendre to, a felony (excluding traffic-related felonies), or any financial crime involving the Company (including, but not limited to, fraud, embezzlement or misappropriation of Company assets) provided that the Board determines to terminate the Participant for Cause within sixty days after the Participant’s conviction or plea.

1.05.	Change in Control

“Change in Control” means and includes each of the following:

(a)        The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

(b)        Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.

(c)       The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)        the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii)       no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii)       at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d)       The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.06.	Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.07.	Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board; and provided further that with respect to awards made to a member of the Board who is not an employee of the Company or an Affiliate of the Company, “Committee” means the Board.

1.08.	Common Stock

“Common Stock” means the Class A common stock of the Company.

1.09.	Company

“Company” means Bluerock Residential Growth REIT, Inc., a Maryland corporation.

1.10.	Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.11.	Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.12.	Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.13.	Effective Date

“Effective Date” means May 28, 2015.

1.14.	Entities Plan

“Entities Plan” means the Bluerock Residential Growth REIT, Inc. Fourth Amended and Restated 2014 Equity Incentive Plan for Entities, effective                        , 2020, and as further amended from time to time.

1.15.	Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.16.	Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.17.	Good Reason

“Good Reason” has the same meaning as set forth in an employment, severance, change in control or similar agreement between the Participant and the Company or an Affiliate and the Participant’s resignation shall be with Good Reason only if the requirements for such resignation set forth in the employment, severance, change in control or similar agreement are satisfied. If the Participant and the Company or an Affiliate are not parties to an employment, severance, change in control or similar agreement that defines the term “Good Reason,” then “Good Reason means (a) the assignment to the Participant of duties or responsibilities that are substantially inconsistent with the Participant’s title at the Company or an Affiliate; (b) a material diminution in the Participant’s title, authority or responsibilities (other than changes in authority or responsibility in connection with the employment of a new executive or the promotion of another executive in either case commensurate with the growth of the Company); (c) a material reduction in the Participant’s annual base salary or annual or long-term incentive opportunities; or (d) a relocation (without the Participant’s written consent) of the Participant’s principal place of employment by more than thirty-five miles. A resignation shall not be with Good Reason pursuant to the preceding sentence unless the Participant gives the Company written notice of the grounds that the Participant contends constitute Good Reason, such notice is given within ninety days after the event, act or omission that the Participant contends constitutes Good Reason and the Company fails to cure such event, act or omission within thirty days after receipt of the Participant’s notice.

1.18.	Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.

1.19.	Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.05(a) or Section 1.05(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.20.	Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a Corresponding SAR that relates to an incentive stock option granted to a Ten Percent Shareholder). Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR without the approval of stockholders if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.

1.21.	LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.22.	Nonemployee Director

“Nonemployee Director” means a member of the Board who is not an employee of the Company, an Affiliate of the Company, or the Operating Partnership.

1.23.	Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

1.24.	OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.

1.25.	Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.

1.26.	Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.27.	Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.

1.28.	Participant

“Participant” means an employee or officer of the Company or an Affiliate of the Company, a member of the Board, or an individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Operating Partnership or an Affiliate of the Operating Partnership), and who satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.29.	Performance Award

“Performance Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that is not a Time-Based Award.

1.30.	Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.

1.31.	Plan

“Plan” means this Bluerock Residential Growth REIT, Inc. Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals, as set forth herein and as further amended from time to time.

1.32.	REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.33.	SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.34.	Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.35.	Ten Percent Shareholder

“Ten Percent Shareholder” means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) of the Company. An individual shall be considered to own any voting shares owned (directly or indirectly) by or for his or her brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting shares owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

1.36.	Time-Based Award

“Time-Based Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that vests, is earned or becomes exercisable based solely on continued employment or service.

Article II
PURPOSES

This Plan is intended to assist the Company and its Affiliates in recruiting and retaining employees, trustees and other individuals who provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code (“incentive stock options”) and Options not so qualifying, and the grant of SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option.

Article III
ADMINISTRATION

This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions or any provision of the Plan the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled in connection with an involuntary termination of employment or service (including, but not limited to death or disability). Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards (including LTIP Units) for up to five percent of the aggregate number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.02 may be granted or awarded by the Committee without regard to the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s determinations under this Plan (including without limitation, determinations of the individuals to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among individuals who receive, or are eligible to receive, awards under this Plan, whether or not such persons are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

Article IV
ELIGIBILITY

Any employee of the Company or an Affiliate of the Company (including a trade or business that becomes an Affiliate of the Company after the adoption of this Plan) and any member of the Board is eligible to participate in this Plan. In addition, any other individual who provides services to the Company or an Affiliate of the Company (including an individual who provides services to the Company or an Affiliate of the Company by virtue of employment with, or providing services to, the Operating Partnership or an Affiliate of the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such individual is in the best interest of the Company.

Article V
COMMON SHARES SUBJECT TO PLAN

5.01.	Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.

5.02.	Aggregate and Grant Limits

(a)       The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Entities Plan (pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Entities Plan on or after the Effective Date) is equal to 6,800,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Entities Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of Common Stock.

(b)       The maximum number of shares of Common Stock that may be issued under this Plan and the Entities Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)       The maximum number of shares of Common Stock that may be issued upon the exercise of Options that are incentive stock options or Corresponding SARs that are related to incentive stock options shall be determined in accordance with Sections 5.02(a) and 5.02(b).

(d)       A Nonemployee Director may not be granted Options, SARs, Stock Awards, Performance Units, Other Equity-Based Awards or Incentive Awards in any calendar year with respect to more than 40,000 shares of Common Stock.

(e)       Shares of Common Stock issued under this Plan and the Entities Plan pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted before the Effective Date shall be issued pursuant to the terms of the Plan and the Entities Plan as in effect before the Effective Date and shall not affect or reduce the number of shares of Common Stock that may be issued in accordance with Section 5.02(a).

5.03.	Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Entities Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Entities Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Entities Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Entities Plan, the number of shares of Common Stock available under this Plan and the Entities Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Entities Plan.

Article VI
OPTIONS

6.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

6.02.	Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Notwithstanding the preceding sentence, the price per share of Common Stock purchased on the exercise of any Option that is an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.	Transferability

An Option granted under this Plan may be transferred only in accordance with this Section 6.04. An Option granted under this Plan may be transferred by will or the laws of descent and distribution. To the extent permitted by the Agreement relating to an Option, an Option that is not an incentive stock option may be transferred by a Participant during the Participant’s lifetime but only to a member of the Participant’s immediate family (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such persons have more than 50% of the beneficial interests. The holder of an Option transferred pursuant to this Section 6.04 shall be bound by the same terms and conditions that governed the Option during the period it was held by the Participant. If an Option is transferred (by the Participant or the Participant’s transferee), such Option and any Corresponding SAR must be transferred to the same person or persons or entity or entities.

6.05.	Employee Status

Incentive stock options may only be granted to employees of the Company or its “parent” and “subsidiaries” (as such terms are defined in Section 424 of the Code). For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.06.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no Option may become exercisable before the first anniversary of its grant or the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. In addition, incentive stock options (granted under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) may not be first exercisable in a calendar year for Common Shares having a Fair Market Value (determined as of the date an Option is granted) exceeding $100,000. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07.	Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08.	Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.09.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an Option before the earlier of (i) the first anniversary of the exercise of the Option or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership. A Participant shall notify the Company of any sale or other disposition of shares of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Secretary of the Company.

Article VII
SARS

7.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. No Participant may be granted Corresponding SARs (under this Plan and all plans of the Company and its “parents” and “subsidiaries” (as such terms are defined in Section 424 of the Code)) that are related to incentive stock options which are first exercisable in any calendar year for shares of Common Stock having an aggregate Fair Market Value (determined as of the date the related Option is granted) that exceeds $100,000.

7.02.	Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. In the case of a Corresponding SAR that is related to an incentive stock option granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Corresponding SAR shall not be exercisable after the expiration of five years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.	Transferability

An SAR granted under this Plan may be transferred only in accordance with this Section 7.03. An SAR granted under this Plan may be transferred by will or the laws of descent and distribution. To the extent permitted by the Agreement relating to an SAR, an SAR that is not related to an incentive stock option may be transferred by a Participant during the Participant’s lifetime but only to a member of the Participant’s immediate family (child, stepchild, grandchild, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law) or one or more trusts, partnerships or other entities in which such persons have more than 50% of the beneficial interests. The holder of an SAR transferred pursuant to this Section 7.03 shall be bound by the same terms and conditions that governed the SAR during the period it was held by the Participant. If a Corresponding SAR is transferred (by the Participant or the Participant’s transferee), such Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.

7.04.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no SAR may become exercisable before the first anniversary of its grant or the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. In addition, a Corresponding SAR that is related to an incentive stock option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.05.	Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.06.	Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.07.	Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.08.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an SAR before the earlier of (i) the first anniversary of the exercise of the SAR or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article VIII
STOCK AWARDS

8.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

8.02.	Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Subject to the provisions of Article III, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.03.	Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04.	Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued employment or service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (iii) the Company shall retain custody of any certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

8.05.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of (i) the first anniversary of the date that the Stock Award became nonforfeitable and (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article IX
PERFORMANCE UNIT AWARDS

9.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02.	Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Subject to the provisions of Article III, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02.

9.03.	Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the grant of an Other Equity-Based Award (including LTIP Units), by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04.	Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

9.05.	Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant; provided, however, that Performance Units may be transferred by will or the laws of descent and distribution.

9.06.	Employee Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of employment or continued service, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

9.07.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article X
OTHER EQUITY–BASED AWARDS

10.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02.	Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Subject to the provisions of Article III, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award, the date of the Participant’s death or disability or as provided in Section 15.01 or Section 15.02. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03.	Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04.	Employee Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during employment or continued service or within a specified period of time after termination of employment or continued service, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

10.05.	Transferability

Any rights or restrictions with respect to the ability of the holder of an Other Equity-Based Award (including LTIP Units) granted under this Plan to transfer such Other Equity-Based Award (including LTIP Units) shall be set forth in the Agreement relating to such grant; provided, however, that an Other Equity-Based Award (including LTIP Units) may be transferred by will or the laws of descent and distribution.

10.06.	Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

10.07.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP Units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer employed or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article XI
INCENTIVE AWARDS

11.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each individual to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.02.	Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award.  Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03.	Transferability

Any rights or restrictions with respect to the ability of the holder of an Incentive Award granted under this Plan to transfer such Incentive Award shall be set forth in the Agreement relating to such grant; provided, however, that an Incentive Award may be transferred by will or the laws of descent and distribution.

11.04.	Employee Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of employment or continued service the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

11.05.	Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock, an Other Equity-Based Award (including LTIP Units) or a combination thereof, as determined by the Committee.

11.06.	Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

11.07.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer employed by or providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, the grant limitation applicable to Nonemployee Directors or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.

Article XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIV
GENERAL PROVISIONS

14.01.	Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual or entity any right to continue in the employ or service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the employment or service of any individual or entity at any time with or without assigning a reason therefor.

14.02.	Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors (other than in his or her individual capacity as a Participant with respect to his or her individual liability for taxes, interest, penalties or other monetary amounts) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of employment and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)); provided, however, that if the Participant is a “specified employee” (as defined under Treasury Regulation section 1.409A-1(i)) then, subject to any permissible acceleration of payment by the Committee under Treasury Regulation Section 1.409A-3(j)(4)(ii) (domestic relations orders), Treasury Regulation Section 1.409A-3(j)(4)(iii) (conflicts of interest) or Treasury Regulation Section 1.409A-3(j)(4)(iv) (payment of employment taxes) any such payment that is scheduled to be paid within six months after such separation from service shall accrue without interest and shall be paid on the first day of the seventh month beginning after the date of the Participant’s separation from service or, if earlier, within fifteen days after the appointment of the personal representative or executor of the Participant’s estate following the Participant’s death.

14.04.	Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.

14.05.	REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06.	Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

14.07.	Return of Awards; Repayment

Each Option, SAR, Stock Award, Performance Unit Award, Incentive Award and Other Equity-Based Award (including an LTIP Unit) granted under the Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if (a) such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the award was granted or (b) such award or payment made with respect to any award is, or in the future becomes, subject to any law, rule, requirement or regulation which imposes mandatory recoupment or forfeiture, under circumstances set forth in such law, rule, requirement or regulation; provided, however, that such clawback shall not be duplicative of any clawback required under clause (a).

Article XV
CHANGE IN CONTROL

15.01.	Time-Based Awards Not Assumed

Each Time-Based Award that is outstanding on a Control Change Date and that is not assumed or replaced with a substitute award in accordance with Section 15.02 shall be fully vested, earned or exercisable as of the Control Change Date.

The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Time-Based Award that becomes vested, earned or exercisable under this Section 15.01 may be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control Transaction. With respect to each Time-Based Award that becomes vested, earned or exercisable under this Section 15.01, the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR or (ii) for each vested share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders for Common Stock and (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based Award is denominated and vested. Notwithstanding any contrary provision of this Section 15.01, if the option price or Initial Value exceeds the price per share of Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the Participant.

15.02.	Performance Awards; Assumption of Time-Based Awards

Each Performance Award that is outstanding on a Control Change Date must be assumed by, or a substitute award granted by, the Successor Entity (or if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Performance Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Performance Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. Except as provided in the following sentence, the assumed or substituted award shall have the same vesting terms and conditions as the original Performance Award being assumed or replaced; provided, however, that the performance objectives and measures of the original Performance Award being assumed or replaced shall be adjusted as the Committee determines is equitably required. Notwithstanding the preceding sentence, the assumed or substituted award shall be vested, earned or exercisable on the last day of the Participant’s employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity, with respect to a pro rata number of shares or other securities subject to the award based on the extent to which the performance or other objectives are achieved as of the date of the Participant’s termination of employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity if (i) such employment or service ends (a) on account of an involuntary termination without Cause, (b) if the Participant is party to an employment agreement with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity that provides for accelerated vesting upon such a termination, by reason of a termination due to a non-renewal of the term of the employment agreement by such employer but only if the Participant is willing and able to continue performing services on the terms and conditions that would have applied under the employment agreement but for the non-renewal, (c) on account of the Participant’s resignation for Good Reason or (d) on account of the Participant’s death or disability and (ii) the Participant remained in the continuous employ or service of the Company, the Successor Entity or an Affiliate of the Company or the Successor Entity from the Control Change Date until the date of such termination of employment or service. The pro ration shall be based on a fraction, the numerator of which is the number of days in the applicable performance period that have elapsed as of the date of termination of employment or service and the denominator of which is the total number of days in the applicable performance period. Any portion of a Performance Award that does not become vested, earned or exercisable as of the date of termination of employment or service shall be forfeited as of the date of such termination.

The Committee, in its discretion and without the need of a Participant’s consent, may provide that a Time-Based Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Time-Based Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Time-Based Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. Except as provided in the following sentence, the assumed or substituted award shall have the same vesting terms and conditions as the original Time-Based Award being assumed or replaced. Notwithstanding the preceding sentence, the assumed or substituted award shall be fully vested, earned or exercisable on the last day of the Participant’s employment or service with the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity if (i) such employment or service ends (a) on account of an involuntary termination without Cause, (b) following non-renewal of the employment agreement, if any, between the Participant and the Company, the Successor Entity or any Affiliate of the Company or the Successor Entity, (c) on account of the Participant’s resignation for Good Reason or (d) on account of the Participant’s death or disability and (ii) the Participant remained in the continuous employ or service of the Company, the Successor Entity or an Affiliate of the Company or the Successor Entity from the Control Change Date until the date of such termination of employment or service.

15.03.	Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.03, the Parachute Payments will be reduced pursuant to this Section 15.03 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.03 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.03 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.

For purposes of this Section 15.03, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.03, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.03, this Section 15.03 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

Article XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if (a) such approval is required by law or the rules of any exchange on which the Common Stock is listed, (b) if the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan or (c) other than in connection with an involuntary termination of employment (including but not limited to death or disability), the amendment would accelerate the time at which any Option or SAR may be exercised, the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.

Article XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after October 25, 2027. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

Article XVIII
EFFECTIVENESS OF PLAN

Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards may be granted under this Plan, as amended and restated herein, on and after the date that this Plan, as amended and restated herein, is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting within twelve months of its adoption by the Board.

Appendix B

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

FOURTH AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

FOR ENTITIES

Effective                , 2020

Article I
DEFINITIONS

1.01.	Affiliate

“Affiliate” means, with respect to any entity, any other entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the first entity (including, but not limited to, joint ventures, limited liability companies and partnerships). For this purpose, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”) shall mean ownership, directly or indirectly, of 50% or more of the total combined voting power of all classes of voting securities issued by such entity, or the possession, directly or indirectly, of the power to direct the management and policies of such entity, by contract or otherwise.

1.02.	Agreement

“Agreement” means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Units, an Incentive Award, an Option, SAR or Other Equity-Based Award (including an LTIP Unit) granted to such Participant.

1.03.	Board

“Board” means the Board of Directors of the Company.

1.04.	Change in Control

“Change in Control” means and includes each of the following:

(a)        The acquisition, either directly or indirectly, by any individual, entity or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), of more than 50% of either (i) the then outstanding shares of Common Stock, taking into account as outstanding for this purpose such shares of Common Stock issuable upon the exercise of options or warrants, the conversion of convertible shares or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control (i) any acquisition by the Company or any of its subsidiaries, (ii) any acquisition by a trustee or other fiduciary holding the Company’s securities under an employee benefit plan sponsored or maintained by the Company or any of its Affiliates, (iii) any acquisition by an underwriter, initial purchaser or placement agent temporarily holding the Company’s securities pursuant to an offering of such securities or (iv) any acquisition by an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the then Outstanding Company Common Stock.

(b)        Individuals who constitute Incumbent Directors at the beginning of any consecutive twelve month period, together with any new Incumbent Directors who become members of the Board during such twelve month period, cease to be a majority of the Board at the end of such twelve month period.

(c)       The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), in each case, unless following such Business Combination:

(i)        the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination, beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the entity resulting from such Business Combination (the “Successor Entity”) (or, if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities to elect a majority of the members of the board of directors (or the analogous governing body) of the Successor Entity (the “Parent Company”));

(ii)       no Person (other than any employee benefit plan sponsored or maintained by the Successor Entity or the Parent Company) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity); and

(iii)       at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Successor Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination;

(d)       The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company.

In addition, if a Change in Control (as defined in clauses (a) through (d) above) constitutes a payment event with respect to any Option, SAR, Stock Award, Performance Unit, Incentive Award or Other Equity-Based Award that provides for the deferral of compensation and is subject to Section 409A of the Code, no payment will be made under that award on account of a Change in Control unless the event described in subsection (a), (b), (c) or (d) above, as applicable, constitutes a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5).

1.05.	Code

“Code” means the Internal Revenue Code of 1986, and any amendments thereto.

1.06.	Committee

“Committee” means the Compensation Committee of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more non-employee members of the Board, each of whom is intended to qualify as a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code (if awards under this Plan are subject to the deduction limitation of Section 162(m) of the Code) and an “independent director” under the rules of any exchange or automated quotation system on which the Common Stock is listed, traded or quoted; provided, however, that any action taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the foregoing requirements or otherwise provided in any charter of the Committee. If there is no Compensation Committee, then “Committee” means the Board.

1.07.	Common Stock

“Common Stock” means the Class A common stock of the Company.

1.08.	Company

“Company” means Bluerock Residential Growth REIT, Inc., a Maryland corporation.

1.09.	Control Change Date

“Control Change Date” means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the “Control Change Date” is the date of the last of such transactions on which the Change in Control occurs.

1.10.	Corresponding SAR

“Corresponding SAR” means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.11.	Dividend Equivalent Right

“Dividend Equivalent Right” means the right, subject to the terms and conditions prescribed by the Committee, of a Participant to receive (or have credited) cash, securities or other property in amounts equivalent to the cash, securities or other property dividends declared on shares of Common Stock with respect to specified Performance Units, an Other Equity-Based Award or Incentive Award of units denominated in shares of Common Stock or other Company securities, as determined by the Committee, in its sole discretion. The Committee shall provide that Dividend Equivalent Rights payable with respect to any such award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and distributed only when, and to the extent that, the underlying award is vested or earned. The Committee may provide that Dividend Equivalent Rights (if any) shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested.

1.12.	Effective Date

“Effective Date” means May 28, 2015.

1.13.	Exchange Act

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.14.	Fair Market Value

“Fair Market Value” means, on any given date, the reported “closing” price of a share of Common Stock on the New York Stock Exchange for such date or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which a quotation exists. If, on any given date, the Common Stock is not listed for trading on the New York Stock Exchange, then Fair Market Value shall be the “closing” price of a share of Common Stock on such other exchange on which the Common Stock is listed for trading for such date (or, if there is no closing price for a share of Common Stock on the date in question, the closing price for a share of Common Stock on the last preceding date for which such quotation exists) or, if the Common Stock is not listed on any exchange, the amount determined by the Committee using any reasonable method in good faith and in accordance with the regulations under Section 409A of the Code.

1.15.	Incentive Award

“Incentive Award” means an award awarded under Article XI which, subject to the terms and conditions prescribed by the Committee, entitles the Participant to receive a payment from the Company or an Affiliate of the Company.

1.16.	Incumbent Directors

“Incumbent Directors” means individuals elected to the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) and whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the directors serving on the Board at the time of the election or nomination, as applicable, shall be an Incumbent Director. No individual designated to serve as a director by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 1.04(a) or Section 1.04(c) and no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors shall be an Incumbent Director.

1.17.	Individuals Plan

“Individuals Plan” means the Bluerock Residential Growth, Inc. Fourth Amended and Restated 2014 Equity Incentive Plan for Individuals, effective                            , 2020, and as further amended from time to time.

1.18.	Initial Value

“Initial Value” means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to an SAR granted independently of an Option, the price per share of Common Stock as determined by the Committee on the date of grant; provided, however, that the price shall not be less than the Fair Market Value on the date of grant. Except as provided in Article XII, without the approval of stockholders (a) the Initial Value of an outstanding SAR may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an SAR if, on the date of such amendment, cancellation, new grant or payment the Initial Value exceeds Fair Market Value.

1.19.	LTIP Unit

“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under this Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Agreement and that partnership agreement.

1.20.	Offering

“Offering” means the initial public offering of Common Stock registered under the Securities Act of 1933, as amended.

1.21.	OP Units

“OP Units” means units of limited partnership interest of the Operating Partnership.

1.22.	Operating Partnership

“Operating Partnership” means Bluerock Residential Holdings, L.P., a Delaware limited partnership and the Company’s operating partnership.

1.23.	Option

“Option” means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.24.	Other Equity-Based Award

“Other Equity-Based Award” means any award other than an Incentive Award, an Option, SAR, a Performance Unit award or a Stock Award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive shares of Common Stock or rights or units valued in whole or in part by reference to, or otherwise based on, shares of Common Stock (including securities convertible into Common Stock) or other equity interests, including LTIP Units.

1.25.	Participant

“Participant” means any entity that provides services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Operating Partnership or an Affiliate of the Operating Partnership), and that satisfies the requirements of Article IV and is selected by the Committee to receive an award of Performance Units or a Stock Award, an Incentive Award, Option, SAR, Other Equity-Based Award or a combination thereof.

1.26.	Performance Award

“Performance Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that is not a Time-Based Award.

1.27.	Performance Units

“Performance Units” means an award, in the amount determined by the Committee, stated with reference to a specified or determinable number of shares of Common Stock, that in accordance with the terms of an Agreement entitles the holder to receive a payment for each specified unit equal to the value of an equal number of shares of Common Stock on the date of payment.

1.28.	Plan

“Plan” means this Bluerock Residential Growth REIT, Inc. Fourth Amended and Restated 2014 Equity Incentive Plan for Entities, as set forth herein and as further amended from time to time.

1.29.	REIT

“REIT” means a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.30.	SAR

“SAR” means a stock appreciation right that in accordance with the terms of an Agreement entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.31.	Stock Award

“Stock Award” means shares of Common Stock awarded to a Participant under Article VIII.

1.32.	Time-Based Award

“Time-Based Award” means an Option, SAR, Stock Award, award of Performance Units, Incentive Award or Other Equity-Based Award (including an LTIP Unit) that vests, is earned or becomes exercisable based solely on continued employment or service.

Article II
PURPOSES

This Plan is intended to assist the Company and its Affiliates in securing and retaining the services of entities that provide services to the Company or an Affiliate of the Company with ability and initiative by enabling such entities to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. This Plan is intended to permit the grant of Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards in accordance with this Plan and any procedures that may be established by the Committee.

Article III
ADMINISTRATION

This Plan shall be administered by the Committee. The Committee shall have authority to grant SARs, Stock Awards, Performance Units, Incentive Awards, Options and Other Equity-Based Awards upon such terms (not inconsistent with the provisions of this Plan), as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, an award of Performance Units, an Incentive Award or an Other Equity-Based Award. Notwithstanding any such conditions, or any provision of the Plan, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled in connection with an involuntary termination of service. Options, SARs, Stock Awards, Performance Units, Incentive Awards and Other Equity-Based Awards (including LTIP Units) for up to five percent of the aggregate number of shares of Common Stock authorized for issuance under the Plan pursuant to Section 5.02 may be granted or awarded by the Committee without regard to the minimum vesting requirements of Sections 6.06, 7.04, 8.02, 9.02, 10.02 and 11.02. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan (including rules and regulations that require or allow Participants to defer the payment of benefits under this Plan); and to make all other determinations necessary or advisable for the administration of this Plan.

The Committee’s determinations under this Plan (including without limitation, determinations of the entities to receive awards under this Plan, the form, amount and timing of such awards, the terms and provisions of such awards and the Agreements) need not be uniform and may be made by the Committee selectively among entities who receive, or are eligible to receive, awards under this Plan, whether or not such entities are similarly situated. The express grant in this Plan of any specific power to the Committee with respect to the administration or interpretation of this Plan shall not be construed as limiting any power or authority of the Committee with respect to the administration or interpretation of this Plan. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Agreement, Option, SAR, Incentive Award, Stock Award, Other Equity-Based Award or award of Performance Units. All expenses of administering this Plan shall be borne by the Company.

Article IV
ELIGIBILITY

Any entity that provides significant services to the Company or an Affiliate of the Company (including an entity that provides services to the Company or an Affiliate of the Company by virtue of its providing services to the Operating Partnership or an Affiliate of the Operating Partnership) is eligible to participate in this Plan if the Committee, in its sole reasonable discretion, determines that the participation of such entity is in the best interest of the Company.

Article V
COMMON SHARES SUBJECT TO PLAN

5.01.	Common Shares Issued

Upon the award of Common Stock pursuant to a Stock Award, an Other Equity-Based Award or in settlement of an Incentive Award or an award of Performance Units, the Company may deliver (and shall deliver if required under an Agreement) to the Participant shares of Common Stock from its authorized but unissued Common Shares. Upon the exercise of any Option or SAR, the Company may deliver, to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Shares.

5.02.	Aggregate Limit

(a)       The maximum aggregate number of shares of Common Stock that may be issued under this Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted on or after the Effective Date) together with the number of shares of Common Stock issued under the Individuals Plan (pursuant to Options and SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted under the Individuals Plan on or after the Effective Date) is equal to 6,800,000 shares. Other Equity-Based Awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under this Plan and the Individuals Plan on a one-for-one basis, i.e., the grant of each LTIP Unit shall be treated as an award of a share of Common Stock.

(b)       The maximum number of shares of Common Stock that may be issued under this Plan and the Individuals Plan in accordance with Section 5.02(a) shall be subject to adjustment as provided in Article XII.

(c)       Shares of Common Stock issued under this Plan and the Individuals Plan pursuant to Options, SARs, Stock Awards or Other Equity-Based Awards and the settlement of Incentive Awards and Performance Units granted before the Effective Date shall be issued pursuant to the terms of the Plan and the Individuals Plan as in effect before the Effective Date and shall not affect or reduce the number of shares of Common Stock that may be issued in accordance with Section 5.02(a).

5.03.	Reallocation of Shares

If, on or after the Effective Date, any award or grant under this Plan or the Individuals Plan (including LTIP Units and awards or grants made before the Effective Date) expires, is forfeited or is terminated without having been exercised or is paid in cash without a requirement for the delivery of Common Stock, then any shares of Common Stock covered by such lapsed, cancelled, expired, unexercised or cash-settled portion of such award or grant and any forfeited, lapsed, cancelled or expired LTIP Units shall be available for the grant of other Options, SARs, Stock Awards, Other Equity-Based Awards and settlement of Incentive Awards and Performance Units under this Plan or the Individuals Plan. Any shares of Common Stock tendered or withheld on or after the Effective Date to satisfy the grant or exercise price or tax withholding obligation pursuant to any award under this Plan or the Individuals Plan shall not be available for future grants or awards. If shares of Common Stock are issued in settlement of an SAR granted under this Plan or the Individuals Plan, the number of shares of Common Stock available under this Plan and the Individuals Plan shall be reduced by the number of shares of Common Stock for which the SAR was exercised rather than the number of shares of Common Stock issued in settlement of the SAR. To the extent permitted by applicable law or the rules of any exchange on which the Common Stock is listed for trading, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate of the Company shall not reduce the number of shares of Common Stock available for issuance under this Plan and the Individuals Plan.

Article VI
OPTIONS

6.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

6.02.	Option Price

The price per share of Common Stock purchased on the exercise of an Option shall be determined by the Committee on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except as provided in Article XII, without the approval of stockholders (a) the price per share of Common Stock of an outstanding Option may not be reduced (by amendment, cancellation and new grant or otherwise) and (b) no payment shall be made in cancellation of an Option if, on the date of such amendment, cancellation, replacement grant or payment the Option Price exceeds Fair Market Value.

6.03.	Maximum Option Period

The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of ten years from the date such Option was granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

6.04.	Transferability

An Option granted under this Plan may be transferred only in accordance with this Section 6.04. To the extent permitted by the Agreement relating to an Option, an Option granted under this Plan may be transferred by a Participant but only to an Affiliate of the Participant or an individual who is employed by or provides services to the Participant or an Affiliate of the Participant. The holder of an Option transferred pursuant to this Section 6.04 shall be bound by the same terms and conditions that governed the Option during the period it was held by the Participant. If an Option is transferred (by the Participant or the Participant’s transferee), such Option and any Corresponding SAR must be transferred to the same person or persons or entity or entities.

6.05.	Service Provider Status

In the event that the terms of any Option provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Option.

6.06.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no Option may become exercisable before the first anniversary of its grant or as provided in Section 15.01. An Option granted under this Plan may be exercised with respect to any number of whole shares of Common Stock less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares of Common Stock with respect to which the Option is exercised.

6.07.	Payment

Subject to rules established by the Committee and unless otherwise provided in an Agreement, payment of all or part of the Option price may be made in cash, certified check, by tendering shares of Common Stock, by attestation of ownership of shares of Common Stock, by a broker-assisted cashless exercise or in such other form or manner acceptable to the Committee. If shares of Common Stock are used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined on the date of exercise) of the Common Stock so surrendered or other consideration paid must not be less than the Option price of the shares for which the Option is being exercised.

6.08.	Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to an Option until the date of exercise of such Option.

6.09.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an Option before the earlier of (i) the first anniversary of the exercise of the Option or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article VII
SARS

7.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom SARs are to be granted and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

7.02.	Maximum SAR Period

The term of each SAR shall be determined by the Committee on the date of grant, except that no SAR shall have a term of more than ten years from the date of grant. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03.	Transferability

An SAR granted under this Plan may be transferred only in accordance with this Section 7.03. To the extent permitted by the Agreement relating to an SAR, an SAR granted under this Plan may be transferred by a Participant but only to an Affiliate of the Participant or an individual who is employed by or provides services to the Participant or an Affiliate of the Participant. The holder of an SAR transferred pursuant to this Section 7.03 shall be bound by the same terms and conditions that governed the SAR during the period it was held by the Participant. If a Corresponding SAR is transferred (by the Participant or the Participant’s transferee), such Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities.

7.04.	Exercise

Subject to the provisions of this Plan and the applicable Agreement, an SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that (subject to the provisions of Article III) no SAR may become exercisable before the first anniversary of its grant or as provided in Section 15.01. An SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be exercised. A partial exercise of an SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares of Common Stock subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares of Common Stock with respect to which the SAR is exercised.

7.05.	Service Provider Status

If the terms of any SAR provide that it may be exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the SAR.

7.06.	Settlement

At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, shares of Common Stock, or a combination of cash and Common Stock. No fractional share of Common Stock will be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

7.07.	Stockholder Rights

No Participant shall, as a result of receiving an SAR, have any rights as a stockholder of the Company or any Affiliate of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

7.08.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired pursuant to an SAR before the earlier of (i) the first anniversary of the exercise of the SAR or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article VIII
STOCK AWARDS

8.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards.

8.02.	Vesting

The Committee, on the date of the award, shall prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Subject to the provisions of Article III, the period in which the shares of Common Stock covered by a Stock Award are forfeitable or otherwise restricted shall not end before the first anniversary of the grant of the Stock Award or as provided in Section 15.01. By way of example and not of limitation, the Committee may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted subject to the attainment of objectives stated with reference to the business of the Company or an Affiliate of the Company or a business unit’s attainment of objectives stated with respect to performance criteria established by the Committee.

8.03.	Service Provider Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or continuous service, the Committee may decide in each case to what extent temporary interruptions of continuous service shall affect the Stock Award.

8.04.	Stockholder Rights

Unless otherwise specified in accordance with the applicable Agreement, while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable, a Participant will have all rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares of Common Stock; provided, however, that (i) dividends payable on shares of Common Stock subject to a Stock Award that does not become nonforfeitable solely on the basis of continued service shall be accumulated and paid, without interest, when and to the extent that the underlying Stock Award becomes nonforfeitable; (ii) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (iii) the Company shall retain custody of any certificates representing shares of Common Stock granted pursuant to a Stock Award, and (iv) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

8.05.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock acquired under a Stock Award before the earlier of (i) the first anniversary of the date that the Stock Award became nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article IX
PERFORMANCE UNIT AWARDS

9.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an award of Performance Units is to be made and will specify the number of shares of Common Stock covered by such awards and the terms and conditions of such awards. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Performance Units.

9.02.	Earning the Award

The Committee, on the date of the grant of an award, shall prescribe that the Performance Units will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Units, only upon the satisfaction of performance objectives or such other criteria as may be prescribed by the Committee. Subject to the provisions of Article III, the period in which Performance Units will be earned shall not end before the first anniversary of the grant of the Performance Units or as provided in Section 15.01.

9.03.	Payment

In the discretion of the Committee, the amount payable when an award of Performance Units is earned may be settled in cash, by the issuance of shares of Common Stock, by the grant of an Other Equity-Based Award (including LTIP Units), by the delivery of other securities or property or a combination thereof. A fractional share of Common Stock shall not be deliverable when an award of Performance Units is earned, but a cash payment will be made in lieu thereof. The amount payable when an award of Performance Units is earned shall be paid in a lump sum.

9.04.	Stockholder Rights

A Participant, as a result of receiving an award of Performance Units, shall not have any rights as a stockholder until, and then only to the extent that, the award of Performance Units is earned and settled in shares of Common Stock. After an award of Performance Units is earned and settled in Common Stock, a Participant will have all the rights of a stockholder of the Company.

9.05.	Transferability

Any rights or restrictions with respect to the ability of the holder of any Performance Unit granted under this Plan to transfer such Performance Unit shall be set forth in the Agreement relating to such grant.

9.06.	Service Provider Status

In the event that the terms of any Performance Unit award provide that no payment will be made unless the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall effect the Performance Unit award.

9.07.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of Performance Units before the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article X
OTHER EQUITY–BASED AWARDS

10.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Other Equity-Based Award is to be made and will specify the number of shares of Common Stock or other equity interests (including LTIP Units) covered by such awards and the terms and conditions of such awards; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Other Equity-Based Award.

10.02.	Terms and Conditions

The Committee, at the time an Other Equity-Based Award is made, shall specify the terms and conditions which govern the award. The terms and conditions of an Other Equity-Based Award may prescribe that a Participant’s rights in the Other Equity-Based Award shall be forfeitable, nontransferable or otherwise restricted for a period of time or subject to such other conditions as may be determined by the Committee, in its discretion and set forth in the Agreement. Subject to the Provisions of Article III, the period in which such award shall be forfeitable, nontransferable or otherwise restricted shall not end before the first anniversary of the grant of the Other Equity-Based Award or as provided in Section 15.01. Other Equity-Based Awards may be granted to Participants, either alone or in addition to other awards granted under this Plan, and Other Equity-Based Awards may be granted in the settlement of other Awards granted under this Plan.

10.03.	Payment or Settlement

Other Equity-Based Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, shall be payable or settled in shares of Common Stock, cash or a combination of Common Stock and cash, as determined by the Committee in its discretion; provided, however, that any shares of Common Stock that are issued on account of the conversion of LTIP Units into shares of Common Stock shall not be issued under this Plan, i.e., the conversion shall not reduce the number of shares of Common Stock available for issuance under the Plan or the Entities Plan. Other Equity-Based Awards denominated as equity interests other than shares of Common Stock may be paid or settled in shares or units of such equity interests or cash or a combination of both as determined by the Committee in its discretion.

10.04.	Service Provider Status

If the terms of any Other Equity-Based Award provides that it may be earned or exercised only during continued service or within a specified period of time after termination of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Other Equity-Based Award.

10.05.	Transferability

Any rights or restrictions with respect to the ability of the holder of an Other Equity-Based Award (including LTIP Units) granted under the Plan to transfer such Other Equity Based Award (including LTIP Units) shall be set forth in the Agreement relating to such grant.

10.06.	Stockholder Rights

A Participant, as a result of receiving an Other Equity-Based Award, shall not have any rights as a stockholder until, and then only to the extent that, the Other Equity-Based Award is earned and settled in shares of Common Stock.

10.07.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock or other equity interests (including LTIP units) covered by an Other Equity-Based Award before the earlier of (i) the first anniversary of the date that such shares or interests become nonforfeitable and (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article XI
INCENTIVE AWARDS

11.01.	Award

In accordance with the provisions of Articles III and IV, the Committee will designate each entity to whom an Incentive Award is to be made and will specify the terms and conditions of such award. The Committee also will specify whether Dividend Equivalent Rights are granted in conjunction with the Incentive Award.

11.02.	Terms and Conditions

The Committee, at the time an Incentive Award is made, shall specify the terms and conditions that govern the award.  Such terms and conditions may prescribe that the Incentive Award shall be earned only to the extent that the Participant, the Company or an Affiliate of the Company, during a performance period of at least one year, achieves objectives stated with reference to one or more performance measures or criteria prescribed by the Committee. A goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing goals and objectives, the Committee may exclude any or all special, unusual, and/or extraordinary items as determined under U.S. generally accepted accounting principles including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items, and the cumulative effects of accounting changes. The Committee may also adjust the performance goals for any Incentive Award as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of service with the Company or an Affiliate of the Company or that the Company, an Affiliate of the Company, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award.

11.03.	Transferability

Any rights or restrictions with respect to the ability of the holder of an Incentive Award granted under the Plan to transfer such Incentive Award shall be set forth in the Agreement relating to such grant.

11.04.	Service Provider Status

If the terms of an Incentive Award provide that a payment will be made thereunder only if the Participant completes a stated period of continued service, the Committee may decide to what extent temporary interruptions of continuous service shall affect the Incentive Award.

11.05.	Settlement

An Incentive Award that is earned shall be settled with a single lump sum payment which may be in cash, shares of Common Stock, an Other Equity-Based Award (including LTIP Units) or a combination thereof, as determined by the Committee.

11.06.	Stockholder Rights

No Participant shall, as a result of receiving an Incentive Award, have any rights as a stockholder of the Company or an Affiliate of the Company until the date that the Incentive Award is settled and then only to the extent that the Incentive Award is settled by the issuance of shares of Common Stock.

11.07.	Disposition of Shares

A Participant may not sell or dispose of more than fifty percent of the shares of Common Stock issued in settlement of an Incentive Award until the earlier of (i) the first anniversary of the date the shares were issued to the Participant or (ii) the date the Participant is no longer providing services to the Company, an Affiliate of the Company, or the Operating Partnership.

Article XII
ADJUSTMENT UPON CHANGE IN COMMON SHARES

The maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, and the terms of outstanding Stock Awards, Options, SARs, Incentive Awards, Performance Units and Other Equity-Based Awards granted under this Plan and the Entities Plan, shall be adjusted as the Board determines is equitably required in the event that (i) the Company (a) effects one or more nonreciprocal transactions between the Company and its shareholders such as a share dividend, extra-ordinary cash dividend, share split-up, subdivision or consolidation of Common Stock that affects the number or kind of shares of Common Stock (or other securities of the Company) or the Fair Market Value (or the value of other Company securities) and causes a change in the Fair Market Value of the shares of Common Stock subject to outstanding awards or (b) engages in a transaction to which Section 424 of the Code applies or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made under this Article XII by the Board shall be nondiscretionary, final and conclusive.

The issuance by the Company of any class of Common Stock, or securities convertible into any class of Common Stock, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of Common Stock or obligations of the Company convertible into such Common Stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares of Common Stock as to which Options, SARs, Performance Units, Incentive Awards, Stock Awards and Other Equity-Based Awards may be granted under this Plan and the Entities Plan, or the terms of outstanding Stock Awards, Incentive Awards, Options, SARs, Performance Units or Other Equity-Based Awards under this Plan and the Entities Plan.

The Committee may make Stock Awards and may grant Options, SARs, Performance Units, Incentive Awards or Other Equity-Based Awards under this Plan and under the Entities Plan in substitution for performance shares, phantom shares, share awards, stock options, share appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate of the Company in connection with a transaction described in the first paragraph of this Article XII. Notwithstanding any provision of this Plan and the Entities Plan, the terms of such substituted Stock Awards, SARs, Other Equity-Based Awards, Options or Performance Units granted under this Plan or the Entities Plan shall be as the Committee, in its discretion, determines is appropriate.

Article XIII
COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal, state and foreign laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all stock exchanges on which the Common Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to represent Common Stock when a Stock Award is granted, a Performance Unit, Incentive Award or Other Equity-Based Award is settled or for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal, state and foreign laws and regulations. No Option or SAR shall be exercisable, no Stock Award or Performance Unit shall be granted, no Common Stock shall be issued, no certificate for Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIV
GENERAL PROVISIONS

14.01.	Effect on Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any entity any right to continue in the service of the Company or an Affiliate of the Company or in any way affect any right and power of the Company or an Affiliate of the Company to terminate the service of any entity at any time with or without assigning a reason therefor.

14.02.	Unfunded Plan

This Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

14.03.	Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

All awards made under this Plan are intended to comply with, or otherwise be exempt from, Section 409A of the Code (“Section 409A”), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12). This Plan and all Agreements shall be administered, interpreted and construed in a manner consistent with Section 409A. Nevertheless, the tax treatment of the benefits provided under this Plan or any Agreement is not warranted or guaranteed. Neither the Company, its Affiliates nor their respective directors or trustees, officers, employees or advisors shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or any other taxpayer as a result of the Plan or any Agreement. If any provision of this Plan or any Agreement is found not to comply with, or otherwise not be exempt from, the provisions of Section 409A, it shall be modified and given effect, in the sole discretion of the Committee and without requiring the Participant’s consent, in such manner as the Committee determines to be necessary or appropriate to comply with, or effectuate an exemption from, Section 409A. Each payment under an award granted under this Plan shall be treated as a separate identified payment for purposes of Section 409A.

If a payment obligation under an award or an Agreement arises on account of the Participant’s termination of service and such payment obligation constitutes “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b))12)), it shall be payable only after the Participant’s “separation from service” (as defined under Treasury Regulation section 1.409A-1(h)).

14.04.	Withholding Taxes

Each Participant shall be responsible for satisfying any income, employment and other tax withholding obligations attributable to participation in this Plan. Unless otherwise provided by the Agreement, any such withholding tax obligations may be satisfied in cash (including from any cash payable in settlement of an award of Performance Units, SARs or Other Equity-Based Award) or a cash equivalent acceptable to the Committee. Except to the extent prohibited by Treasury Regulation Section 1.409A-3(j), any minimum statutory federal, state, district, city or foreign withholding tax obligations also may be satisfied (a) by surrendering to the Company shares of Common Stock previously acquired by the Participant; (b) by authorizing the Company to withhold or reduce the number of shares of Common Stock otherwise issuable to the Participant upon the exercise of an Option or SAR, the settlement of a Performance Unit award, Incentive Award or an Other Equity-Based Award (if applicable) or the grant or vesting of a Stock Award; or (c) by any other method as may be approved by the Committee. If shares of Common Stock are used to pay all or part of such withholding tax obligation, the Fair Market Value of the Common Stock surrendered, withheld or reduced shall be determined as of the date of surrender, withholding or reduction and the number of shares of Common Stock which may be withheld, surrendered or reduced shall be limited to the number of shares of Common Stock which have a Fair Market Value on the date of withholding, surrender or reduction equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for tax purposes that are applicable to such supplemental taxable income.

14.05.	REIT Status

This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No award shall be granted or awarded, and with respect to any award granted under this Plan, such award shall not vest, be exercisable or be settled (i) to the extent that the grant, vesting, exercise or settlement could cause the Participant or any other person to be in violation of the share ownership limit or any other limitation on ownership or transfer prescribed by the Company’s charter, or (ii) if, in the discretion of the Committee, the grant, vesting, exercise or settlement of the award could impair the Company’s status as a REIT.

14.06.	Elections Under Section 83(b)

No Participant may make an election under Section 83(b) of the Code with respect to the grant of any award, the vesting of any award, the settlement of any award or the issuance of Common Stock under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

14.07.	Return of Awards; Repayment

Each Option, SAR, Stock Award, Performance Unit Award, Incentive Award and Other Equity-Based Award (including an LTIP Unit) granted under the Plan is subject to the condition that the Company may require that such award be returned, and that any payment made with respect to such award must be repaid, if (a) such action is required under the terms of any Company recoupment or “clawback” policy as in effect on the date that the award was granted or (b) such award or payment made with respect to an award is, or in the future becomes, subject to any law, rule, requirement or regulation which imposes mandatory recoupment or forfeiture, under circumstances set forth in such law, rule, requirement or regulation; provided, however, that such clawback shall not be duplicative of any clawback required under clause (a).

Article XV
CHANGE IN CONTROL

15.01.	Time-Based Awards Not Assumed

Each Time-Based Award that is outstanding on a Control Change Date and that is not assumed or replaced with a substitute award in accordance with Section 15.02 shall be fully vested, earned or exercisable as of the Control Change Date.

The Committee, in its discretion and without the need of the consent of a Participant (or a Participant’s transferee of an award), may provide that a Time-Based Award that becomes vested, earned or exercisable under this Section 15.01 may be cancelled in exchange for a payment. The payment may be in cash, Common Stock or other securities or consideration received by stockholders in the Change in Control Transaction. With respect to each Time-Based Award that becomes vested, earned or exercisable under this Section 15.01, the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by stockholders in the Change in Control for each share of Common Stock exceeds the option price or Initial Value in the case of an Option and SAR or (ii) for each vested share of Common Stock subject to a Stock Award, Performance Unit or Other Equity-Based Award, the price per share received by stockholders for Common Stock and (iii) the value of the other securities or property in which the Performance Unit or Other Equity-Based Award is denominated and vested. Notwithstanding any contrary provision of this Section 15.01, if the option price or Initial Value exceeds the price per share of Common Stock received by stockholders in the Change in Control transaction, the Option or SAR may be cancelled without any payment to the Participant.

15.02.	Performance Awards; Assumption of Time-Based Awards

Each Performance Award that is outstanding on a Control Change Date must be assumed by, or a substitute award granted by, the Successor Entity (or if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Performance Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Performance Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. The assumed or substituted award shall have the same vesting terms and conditions as the original Performance Award being assumed or replaced; provided, however, that the performance objectives and measures of the original Performance Award being assumed or replaced shall be adjusted as the Committee determines is equitably required.

The Committee, in its discretion and without the need of the consent of a Participant (or the Participant’s transferee of an award), may provide that a Time-Based Award that is outstanding on the Control Change Date shall be assumed by, or a substitute award granted by, the Successor Entity (or, if applicable, the Parent Company) in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Time-Based Award being assumed or replaced. The assumed or substituted award shall have a value, as of the Control Change Date, that is substantially equal to the value of the original Time-Based Award (or the difference between the Fair Market Value and the option price or Initial Value in the case of Options and SARs) as the Committee determines is equitably required. The assumed or substituted award shall have the same vesting terms and conditions as the original Time-Based Award being assumed or replaced.

15.03.	Limitation of Benefits

The benefits that a Participant may be entitled to receive under this Plan and other benefits that a Participant is entitled to receive under other plans, agreements and arrangements (which, together with the benefits provided under this Plan, are referred to as “Payments”), may constitute Parachute Payments that are subject to Code Sections 280G and 4999. As provided in this Section 15.03, the Parachute Payments will be reduced pursuant to this Section 15.03 if, and only to the extent that, a reduction will allow a Participant to receive a greater Net After Tax Amount than a Participant would receive absent a reduction.

The Accounting Firm will first determine the amount of any Parachute Payments that are payable to a Participant. The Accounting Firm also will determine the Net After Tax Amount attributable to the Participant’s total Parachute Payments.

The Accounting Firm will next determine the largest amount of Payments that may be made to the Participant without subjecting the Participant to tax under Code Section 4999 (the “Capped Payments”). Thereafter, the Accounting Firm will determine the Net After Tax Amount attributable to the Capped Payments.

The Participant will receive the total Parachute Payments or the Capped Payments, whichever provides the Participant with the higher Net After Tax Amount. If the Participant will receive the Capped Payments, the total Parachute Payments will be adjusted by first reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are not subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) and then by reducing the amount of any benefits under this Plan or any other plan, agreement or arrangement that are subject to Section 409A of the Code (with the source of the reduction to be directed by the Participant) in a manner that results in the best economic benefit to the Participant (or, to the extent economically equivalent, in a pro rata manner). The Accounting Firm will notify the Participant and the Company if it determines that the Parachute Payments must be reduced to the Capped Payments and will send the Participant and the Company a copy of its detailed calculations supporting that determination.

As a result of the uncertainty in the application of Code Sections 280G and 4999 at the time that the Accounting Firm makes its determinations under this Article XV, it is possible that amounts will have been paid or distributed to the Participant that should not have been paid or distributed under this Section 15.03 (“Overpayments”), or that additional amounts should be paid or distributed to the Participant under this Section 15.03 (“Underpayments”). If the Accounting Firm determines, based on either the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant, which assertion the Accounting Firm believes has a high probability of success or controlling precedent or substantial authority, that an Overpayment has been made, the Participant must repay the Overpayment to the Company, without interest; provided, however, that no amount will be payable by the Participant to the Company unless, and then only to the extent that, the repayment would either reduce the amount on which the Participant is subject to tax under Code Section 4999 or generate a refund of tax imposed under Code Section 4999. If the Accounting Firm determines, based upon controlling precedent or substantial authority, that an Underpayment has occurred, the Accounting Firm will notify the Participant and the Company of that determination and the amount of that Underpayment will be paid, without interest, to the Participant promptly by the Company.

For purposes of this Section 15.03, the term “Accounting Firm” means the independent accounting firm engaged by the Company immediately before the Control Change Date. For purposes of this Article XV, the term “Net After Tax Amount” means the amount of any Parachute Payments or Capped Payments, as applicable, net of taxes imposed under Code Sections 1, 3101(b) and 4999 and any State or local income taxes applicable to the Participant on the date of payment. The determination of the Net After Tax Amount shall be made using the highest combined effective rate imposed by the foregoing taxes on income of the same character as the Parachute Payments or Capped Payments, as applicable, in effect on the date of payment. For purposes of this Section 15.03, the term “Parachute Payment” means a payment that is described in Code Section 280G(b)(2), determined in accordance with Code Section 280G and the regulations promulgated or proposed thereunder.

Notwithstanding any other provision of this Section 15.03, this Section 15.03 shall not limit or otherwise supersede the provisions of any other agreement or plan which provides that a Participant cannot receive Payments in excess of the Capped Payments.

Article XVI
AMENDMENT

The Board may amend or terminate this Plan at any time; provided, however, that no amendment may adversely impair the rights of Participants with respect to outstanding awards. In addition, an amendment will be contingent on approval of the Company’s stockholders if (a) such approval is required by law or the rules of any exchange on which the Common Stock is listed, (b) the amendment would materially increase the benefits accruing to Participants under this Plan, materially increase the aggregate number of shares of Common Stock that may be issued under this Plan and the Entities Plan (except as provided in Article XII) or materially modify the requirements as to eligibility for participation in this Plan or (c) other than in connection with an involuntary termination of service, the amendment would accelerate the time at which any Option or SAR may be exercised, the time at which a Stock Award or Other Equity-Based Award may become transferable or nonforfeitable or the time at which an Other Equity-Based Award, an Incentive Award or an award of Performance Units may be settled. For the avoidance of doubt, without the approval of stockholders, the Board may not (except pursuant to Article XII) (a) reduce the option price per share of an outstanding Option or the Initial Value of an outstanding SAR, (b) cancel an outstanding Option or outstanding SAR when the option price or Initial Value, as applicable exceeds the Fair Market Value or (c) take any other action with respect to an outstanding Option or an outstanding SAR that may be treated as a repricing of the award under the rules and regulations of the principal exchange on which the Common Stock is listed for trading.

Article XVII
DURATION OF PLAN

No Stock Award, Performance Unit Award, Incentive Award, Option, SAR or Other Equity-Based Award may be granted under this Plan after October 25, 2027. Stock Awards, Performance Unit awards, Options, SARs and Other Equity-Based Awards granted before such date shall remain valid in accordance with their terms.

Article XVIII
EFFECTIVENESS OF PLAN

Options, SARs, Stock Awards, Performance Unit Awards, Incentive Awards and Other Equity-Based Awards may be granted under this Plan, as amended and restated herein, on and after the date that this Plan, as amended and restated herein, is approved by a majority of the votes cast by the Company’s stockholders, voting either in person or by proxy, at a duly held stockholders’ meeting within twelve months of its adoption by the Board

See the reverse side of this notice to obtain proxy materials and voting instructions. D20866-P42453 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 8, 2020. BLUEROCK RESIDENTIAL GROWTH REIT, INC. 1345 AVENUE OF THE AMERICAS, 32ND FLOOR NEW YORK, NEW YORK 10105 BLUEROCK RESIDENTIAL GROWTH REIT, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: July 10, 2020 Date: September 8, 2020 Time: 11:00 AM Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/BRG2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/BRG2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).

D20867-P42453 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 25, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE OF MEETING PROXY STATEMENT 2019 ANNUAL REPORT TO STOCKHOLDERS Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 PM Eastern Time on September 7, 2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/BRG2020. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items 2. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2021 and until their successors are elected and qualified (except as marked to the contrary). 1. The approval of the amendment and restatement of each of the Third Amended 2014 Individuals Plan and the Third Amended 2014 Entities Plan. 5. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. 4. Indicate your preference for the frequency of an advisory vote on the compensation of our named executive officers. 3. The approval of the non-binding advisory resolution on the compensation of our named executive officers as disclosed in the proxy statement. 01) R. Ramin Kamfar 02) I. Bobby Majumder 03) Romano Tio 04) Elizabeth Harrison 05) Kamal Jafarnia THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS 1, 2, 3 AND 5 AND THREE YEARS ON PROPOSAL 4. NOMINEES: D20868-P42453

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY Note: Please sign exactly as your name or names appear(s) on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. D20863-P42453 ! ! ! For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. BLUEROCK RESIDENTIAL GROWTH REIT, INC. 1345 AVENUE OF THE AMERICAS, 32ND FLOOR NEW YORK, NEW YORK 10105 2. The election of the nominees listed below to serve as Directors until the Annual Meeting of Stockholders to be held in the year 2021 and until their successors are elected and qualified (except as marked to the contrary). 1. The approval of the amendment and restatement of each of the Third Amended 2014 Individuals Plan and the Third Amended 2014 Entities Plan. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2019 Annual Report to Stockholders. 5. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. 4. Indicate your preference for the frequency of an advisory vote on the compensation of our named executive officers. 3. The approval of the non-binding advisory resolution on the compensation of our named executive officers as disclosed in the proxy statement. 01) R. Ramin Kamfar 02) I. Bobby Majumder 03) Romano Tio 04) Elizabeth Harrison 05) Kamal Jafarnia THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS 1, 2, 3 AND 5 AND THREE YEARS ON PROPOSAL 4. NOMINEES: BLUEROCK RESIDENTIAL GROWTH REIT, INC. ! ! ! ! 1 Year 2 Years 3 Years Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BRG2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

D20864-P42453 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Meeting, Proxy Statement and 2019 Annual Report to Stockholders are available at www.bluerockresidential.com. BLUEROCK RESIDENTIAL GROWTH REIT, INC. 1345 Avenue of the Americas, 32nd Floor New York, New York 10105 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints R. Ramin Kamfar and Jordan B. Ruddy, and each with full power of substitution to represent and vote as designated on the reverse side, all the shares of Class A Common Stock and Class C Common Stock of Bluerock Residential Growth REIT, Inc. held of record by the undersigned as of July 10, 2020 at the Annual Meeting of Stockholders on September 8, 2020, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (Continued and to be signed on the reverse side.)